UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §204.14a-12

WMS INDUSTRIES INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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800 South Northpoint Boulevard

Waukegan, Illinois 60085

October 12, 2012

NOTICE OF ANNUAL MEETING

Thursday, December 6, 2012

9:00 a.m., Central Time

WMS Industries Inc. Technology Campus

2718 W. Roscoe Street

Chicago, Illinois 60618

AGENDA:

1.	To elect the nine nominees named in this Proxy Statement to serve on our Board;

2.	To approve the adoption of the WMS Industries Inc. Incentive Plan (2012 Restatement) (the “2012 Restated Incentive Plan”);

3.	To ratify the appointment of Ernst & Young as our independent registered public accounting firm for our fiscal year ending June 30, 2013;

4.	To hold an advisory vote on executive compensation; and

5.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Only stockholders of record at the close of business on October 10, 2012 are entitled to notice of and to vote at our Annual Meeting and any adjournments thereof. A list of the stockholders entitled to vote will be available for examination by any of our stockholders for any purpose germane to the Annual Meeting during ordinary business hours at our principal place of business for the period beginning ten calendar days prior to the December 6, 2012 meeting until the end of the meeting.

YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ALL DIRECTOR NOMINEES, AND “FOR” PROPOSALS 2, 3 AND 4.

By Order of the Board,

Kathleen J. McJohn

Senior Vice President, General Counsel

and Secretary

YOU ARE REQUESTED, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE

ANNUAL MEETING, TO MARK, DATE, SIGN AND RETURN PROMPTLY THE

ACCOMPANYING PROXY IN THE ENCLOSED PREPAID ENVELOPE.

Page
Important Notice	1
Important Voting Information	1
Frequently Asked Questions	2
Proposal 1—Election of Directors	5
Vote Required to Elect Nominees	8
Security Ownership of Certain Beneficial Owners, Directors and Executive Officers	9
Principal Stockholders	9
Security Ownership of Directors, Nominees and Executive Officers	10
Corporate Governance	10
Board	11
Board Leadership	11
Risk Oversight	12
Governance Principles	12
Stock Ownership Guidelines	12
Director Independence	13
Evaluation of Board Performance	13
Director Education	14
Committees of the Board	14
Audit and Ethics Committee	14
Compensation Committee	15
Nominating and Corporate Governance Committee	15
Gaming Compliance Committee	18
Additional Information Relating to our Board	19
Communications with Directors	19
Director Attendance at Annual Meetings of Stockholders	19
Director Compensation	19
Director Compensation Table	20
Transactions with Related Persons	21
Executive Officers	22
Executive Compensation	24
Compensation Discussion and Analysis	24
Compensation Committee Report	45
Summary Compensation Table	46
Grants of Plan-Based Awards	47
Additional Information Concerning Summary Compensation and Grants of Plan-Based Awards Tables	48
Employment Agreements	48
Bonuses	49
Change in Pension Value	49
All Other Compensation	50
Outstanding Equity Awards at Fiscal Year-End	51
Stock Option Exercises and Stock Vested in Fiscal Year 2012	53
Pension Benefits	54
Non-Qualified Deferred Compensation Table	54
Potential Payments Upon Termination or Change-in-Control	55
Mr. Brian R. Gamache, Chairman and Chief Executive Officer	55
Mr. Orrin J. Edidin, President and Mr. Scott D. Schweinfurth, Executive Vice President, Chief Financial Officer and Treasurer	58
Mr. Larry J. Pacey, Executive Vice President, Global Products and Chief Innovation Officer and Mr. Kenneth Lochiatto, Executive Vice President and Chief Operating Officer	60
Non-Competition, Non-Solicitation, Confidentiality and Non-Disparagement	62
Equity Compensation Plan Table	63

i

ii

ANNUAL MEETING

WMS INDUSTRIES INC.

PROXY STATEMENT

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDERS MEETING

TO BE HELD ON DECEMBER 6, 2012

This Notice of Annual Meeting, Proxy Statement, Proxy Card, our Annual Report on Form 10-K for fiscal year 2012 and our 2012 Summary Annual Report are being mailed to stockholders beginning on or about October 17, 2012.

PLEASE NOTE: ALTHOUGH WE HAVE SEPARATELY MAILED THESE DOCUMENTS TO OUR STOCKHOLDERS OF RECORD AS OF OCTOBER 10, 2012, OUR ANNUAL REPORT ON FORM 10-K FOR FISCAL YEAR 2012, OUR 2012 SUMMARY ANNUAL REPORT, THIS NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND PROXY CARD ARE ALSO AVAILABLE ONLINE AT http://ir.wms.com.

IMPORTANT VOTING INFORMATION

If you hold your shares through a broker, bank or other financial institution, the Securities and Exchange Commission has approved a New York Stock Exchange rule that affects the manner in which your vote in the election of directors will be handled at our upcoming 2012 Annual Meeting.

Only you can vote your shares on the election of directors (proposal 1), the adoption of the 2012 Restated Incentive Plan (proposal 2) and the advisory vote on executive compensation (proposal 4), so your participation in voting is important. Stockholders who hold our shares through a broker, bank or other financial institution will receive proxy materials and a Voting Instruction Form from their broker, bank or other financial institution before our stockholders meeting. In order for your broker to vote on your behalf on the election of directors, the adoption of the 2012 Restated Incentive Plan or the advisory vote on executive compensation, you must provide specific instructions by completing and returning the Voting Instruction Form—either electronically or by mail—or following the instructions provided to you to vote your shares via telephone or the Internet. For your vote to be counted, you need to communicate your voting decisions to your broker, bank or other financial institution before the date of the stockholders meeting.

Your Participation in Voting the Shares You Own Is Important

Voting your shares is important to ensure that you have a say in the governance of our company and to fulfill the objectives of the majority voting standard that we apply in the election of directors. Please review the proxy materials and follow the instructions to vote your shares. We hope you will exercise your voting rights and fully participate as a stockholder in our company’s future.

More Information Is Available

If you have any questions about the proxy voting process, please contact the broker, bank or other financial institution where you hold your shares. The Securities and Exchange Commission also has a website with more information about your rights as a stockholder (http://www.sec.gov/spotlight/proxymatters.shtml).

FREQUENTLY ASKED QUESTIONS

1.	Why did I receive this Proxy Statement?

Our Board is soliciting proxies for our 2012 Annual Meeting and any adjournment of that meeting. We have retained Georgeson Shareholder Communications, Inc. to assist in the distribution of our proxy materials. We will pay the entire cost of this solicitation, including Georgeson’s fee which we expect to be approximately $15,000. When we ask for your proxy, we are required to provide you with a Proxy Statement containing the information specified by law.

2.	What may I vote on at the Annual Meeting?

You may vote on:

➢	The election of the nine directors named in this Proxy Statement to serve on our Board;

➢	The approval of the adoption of the 2012 Restated Incentive Plan;

➢	The ratification of the appointment of Ernst & Young as our independent registered public accounting firm for our fiscal year ending June 30, 2013;

➢	An advisory vote on executive compensation; and

➢	Other matters properly brought before the Annual Meeting.

3.	How does the Board recommend that I vote on the Proposals?

Our Board recommends that you vote:

➢	FOR each of the director nominees to serve on our Board;

➢	FOR the adoption of the 2012 Restated Incentive Plan;

➢	FOR the ratification of the appointment of Ernst & Young as our independent registered public accounting firm for our fiscal year ending June 30, 2013; and

➢	FOR approval of the advisory vote on executive compensation.

4.	Will any other items be considered at the Annual Meeting?

We do not expect any other items of business to be addressed at the Annual Meeting. Nonetheless, if any such items do arise, your proxy will give discretionary authority to the persons named on the proxy to vote on such items. These persons will use their best judgment in voting your proxy.

5.	Who is entitled to vote?

Holders of shares of our common stock as of the close of business on October 10, 2012, the Record Date, are entitled to vote on all items properly presented at the Annual Meeting. On the Record Date, 54,582,919 shares of our common stock were outstanding. Every stockholder is entitled to one vote for each share of common stock held. A list of these stockholders will be available during ordinary business hours at our principal place of business, located at 800 South Northpoint Blvd., Waukegan, Illinois 60085, from our Corporate Secretary at least ten calendar days before December 6, 2012. The list of stockholders will also be available at the Annual Meeting.

6.	How do I vote?

You may vote in person by attending the Annual Meeting or you may vote by mail by completing and properly signing each proxy card you receive and returning it to us in the prepaid envelope. When received, your proxy will be voted as you direct by one of the individuals indicated on the card (your “proxy”). If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the election of all of the director nominees, FOR the adoption of the 2012 Restated Incentive Plan, FOR the ratification of the appointment of Ernst & Young as our independent registered public accounting firm, and FOR approval of the advisory vote on executive compensation.

7.	Who can attend the Annual Meeting?

Only stockholders as of the close of business on October 10, 2012, holders of proxies for those stockholders and other persons invited by us can attend. If your shares are held by your broker in “street name,” you must bring a letter from your broker or a copy of your instruction form from your broker to the meeting showing that you were the direct or indirect (“beneficial”) owner of the shares on October 10, 2012 to attend the meeting.

8.	Can I change my vote after I return my Proxy Card?

Yes. You may change your vote at any time before the voting concludes at the Annual Meeting by taking any one of the following actions:

➢	Sending in another proxy signed on a later date by mail so that it is received by us prior to voting;

➢	Notifying our Corporate Secretary in writing before the Annual Meeting that you wish to revoke your proxy; or

➢	Voting in person at the Annual Meeting.

9.	How do I vote my shares if they are held by my broker?

If your shares are held by your broker in “street name,” you will receive a form from your broker seeking instruction as to how your shares should be voted. We urge you to complete this form and instruct your broker how to vote on your behalf. You can also vote in person at the Annual Meeting, but you must bring a letter from your broker showing that you were the beneficial owner of your shares on October 10, 2012. See “Important Voting Information” above.

10.	What is a “Quorum”?

A “quorum” is a majority of our outstanding shares of common stock. The shares may be present at the Annual Meeting or represented by proxy. There must be a quorum for the Annual Meeting to be held. If you submit a properly executed proxy card, even if you abstain from voting, you will be considered part of the quorum. Broker “non-votes” are also considered a part of the quorum, but will not be counted for purposes of determining the number of shares represented and voted with respect to an individual proposal, and therefore will have no effect on the outcome of the vote on any individual proposal. Broker non-votes occur when a broker holding shares for a beneficial owner does not vote on a particular matter because, under the rules of the New York Stock Exchange, the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. See “Important Voting Information” above.

11.	How are matters passed or defeated at the Annual Meeting?

➢

Proposal 1, election of directors. Under Delaware law, the nine director nominees receiving the highest number of affirmative votes will be elected. Our Board has adopted a policy requiring that in an uncontested election any director nominee who receives a greater number of votes “withheld” than votes “for” his or her election must tender his or her resignation to the Board for consideration by our Nominating and Corporate Governance Committee and our Board. For purposes of this calculation, abstentions will not be counted. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

➢

Proposal 2, adoption of the 2012 Restated Incentive Plan. We must receive affirmative votes from more than 50% of the shares that are present and entitled to vote, provided that at least a majority of our outstanding shares of common stock vote on the proposal, in order for this proposal to be approved. An abstention has the same effect as a vote AGAINST this proposal.

➢

Proposal 3, ratification of the appointment of our independent registered public accounting firm. We must receive affirmative votes from more than 50% of the shares that are present and entitled to vote in order for this proposal to be approved. An abstention has the same effect as a vote AGAINST this proposal.

➢

Proposal 4, approval of the advisory resolution on executive compensation. We are asking stockholders to vote on an advisory resolution on executive compensation. Stockholders will be able to vote for the resolution, against the resolution or abstain. This advisory vote on executive compensation is non-binding.

12.	Who will count the votes?

Votes will be tabulated by our transfer agent, American Stock Transfer and Trust Company.

13.	Is my vote confidential?

Proxy cards, ballots and voting tabulations that identify individual stockholders are mailed or returned directly to American Stock Transfer and Trust Company and handled in a manner that protects your voting privacy. Your vote will not be disclosed except (i) as needed to permit American Stock Transfer and Trust Company to tabulate and certify the vote and (ii) as required by law. However, comments written on the proxy card may be forwarded to management. In that case, your identity may not be kept confidential.

14.	Delivery of documents to stockholders sharing an address

If you are the beneficial owner, but not the record holder of our shares, your broker, bank or other nominee may only deliver one copy of our Notice of Annual Meeting, Proxy Statement, Proxy Card, Annual Report on Form 10-K for fiscal year 2012 and 2012 Summary Annual Report to multiple stockholders who share an address unless that nominee has received contrary instructions from you or one or more of the other stockholders at the same address. We will deliver promptly, upon written or oral request, a separate copy of our Notice of Annual Meeting, Proxy Statement, Proxy Card, Annual Report on Form 10-K for fiscal year 2012 and 2012 Summary Annual Report to a stockholder at a shared address to which a single copy of the documents was delivered. A stockholder who wishes to receive a separate copy of these documents, now or in the future, should submit this request by writing to American Stock Transfer and Trust Company, Operations Center, 6201 15th Avenue, Brooklyn, New York 11219 or by calling (800) 937-5449 or (718) 921-8124. Beneficial owners sharing an address who are receiving multiple copies of these documents and who wish to receive a single copy in the future will need to contact their broker, bank or other nominee to request that only one copy of each document be mailed to all stockholders at the shared address.

15.	Can I view these proxy materials online?

Yes, although we have mailed these documents to our record stockholders, our Annual Report on Form 10-K for fiscal year 2012, 2012 Summary Annual Report, Notice of Annual Meeting, Proxy Statement and Proxy Card are also available online on our Investor Relations Website at http://ir.wms.com.

16.	Where can I find the voting results from the Annual Meeting?

We will publish the voting results from our Annual Meeting in a Current Report on Form 8-K, which we will file with the Securities and Exchange Commission on or about December 12, 2012. To view our Current Report on Form 8-K online, go to our Investor Relations Website at http://ir.wms.com and click on the ‘SEC Filings’ link.

17.	When are stockholder proposals due for the 2013 Annual Meeting?

We must receive any stockholder proposals of matters to be acted upon at our 2013 Annual Meeting that are submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 on or before June 19, 2013, in order to consider including them in our proxy materials for that meeting. Except as otherwise permitted under Rule 14a-8, in order for a matter to be acted upon at an Annual Meeting, notice of stockholder proposals and other nominations must be delivered to us in accordance with the provisions of Article I, Section 14 of our By-laws not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s Annual Meeting; provided, however, that in the event that the date of the Annual Meeting is more than 30 days before or more than 70 days after such anniversary date, notice by a stockholder must be delivered not earlier than the 120th day prior to the Annual Meeting and not later than the tenth day following the day on which we first publicly announce the date of the meeting. All notices must be delivered to our Corporate Secretary at 800 South Northpoint Blvd., Waukegan, Illinois 60085. Next year, provided we do not change our meeting date as described above, the submission period for notices of stockholder proposals (other than stockholder proposals submitted pursuant to Rule 14a-8) and director nominations will extend from August 8, 2013 to September 7, 2013.

PROPOSAL 1—ELECTION OF DIRECTORS

Our Board currently consists of ten directors. Two of our current directors, Messrs. Louis J. and Neil D. Nicastro have notified us that they will retire from our Board at the 2012 Annual Meeting and will not stand for re-election to the Board. Both will continue with our company as Directors Emeritus. Our By-laws provide that the number of directors constituting the entire Board shall not be less than one nor more than 15 as fixed from time to time by resolution adopted by our Board. Our Board has fixed that number at ten. Upon the recommendation of our Nominating and Corporate Governance Committee, our Board has nominated the nine individuals below, eight of whom are current directors for election at that meeting and consequently, if all nine nominees are elected, there will be one vacancy on the Board. The Board is in the process of seeking a candidate to fill this vacancy and expects to fill it prior to our 2013 Annual Meeting.

Once elected, the directors will serve for a term expiring at our 2013 Annual Meeting or until their respective successors are elected and qualify, except that in accordance with our By-laws such service will terminate immediately if any gaming regulatory authority communicates its determination that such individual is not suitable for being licensed or is not licensable by such authority.

Proxies may not be voted for a greater number of persons than the nine nominees named. Unless authority to vote for the election of directors is withheld, the proxy holders named in the enclosed proxy will vote all shares represented thereby in favor of the election of each of the nominees named below. All of the nominees have agreed to stand for election, however, if any of the nominees are unable to serve or refuse to serve as directors, an event which the Board does not anticipate, the proxies will be voted in favor of those nominees who do remain as candidates, except as you otherwise specify, and may be voted for substituted nominees designated by the Board.

Name of Nominee (Age)	Position with Company and Principal Occupation	Director Since
Robert J. Bahash (67)	Director; Retired President of McGraw-Hill Education	2007
Brian R. Gamache (53)	Chairman of the Board; Chief Executive Officer	2001
Patricia M. Nazemetz (62)	Director; Retired Chief Human Resources and Ethics Officer of Xerox Corporation	2007
Matthew H. Paull (61)	Retired Chief Financial Officer of McDonalds Corporation	*
Edward W. Rabin, Jr. (65)	Lead Director; Retired President of Hyatt Hotels Corporation	2005
Ira S. Sheinfeld (74)	Director; Partner, Hogan Lovells (Attorneys-at-Law)	1993
Bobby L. Siller (67)	Director; Retired Member of the Nevada Gaming Control Board	2008
William J. Vareschi, Jr. (70)	Director; Retired Chief Executive Officer and Vice Chairman of Central Parking Corporation	2004
Keith R. Wyche (52)	Director; President and Chief Executive Officer of ACME Markets, a division of Supervalu Inc.	2011

*	Director Nominee

Robert J. Bahash joined our Board in 2007. He served as President of McGraw-Hill Education, an operating segment of The McGraw-Hill Companies (NYSE: MHP), a global financial information and education company, from November 2010 until he retired in June 2012. Mr. Bahash worked for The McGraw-Hill Companies since 1974 and held a number of finance-related positions, including previously serving as Executive Vice President and Chief Financial Officer for The McGraw-Hill Companies. Mr. Bahash is a member of the American Institute of Certified Public Accountants, the Financial Executives Institute, and the New Jersey Society of Certified Public Accountants. Mr. Bahash is a certified public accountant, Chair of our Audit and Ethics Committee and a member of our Compensation Committee.

The Board believes that the deliberations of our Board, particularly with respect to financial reporting, executive compensation, corporate governance and risk management, are significantly enhanced by Mr. Bahash’s many years of experience as the Chief Financial Officer of a major public company and his training as a certified public accountant.

Brian R. Gamache has served as our Chairman of the Board and Chief Executive Officer since being named Chairman in July 2008. Mr. Gamache originally joined our company in 1990, when he served in various executive capacities for our former hotel and resort subsidiaries, rising to the position of President and Chief Operating Officer. At the time of WMS’ 1997 spin-off of WHG Resorts & Casinos Inc. (“WHG”), Mr. Gamache left WMS to devote his full time to WHG. Subsequent to the 1997 sale of WHG, Mr. Gamache served as President of the Luxury and Resort Division of Wyndham International from 1998 until April 2000. Mr. Gamache then rejoined our company as President and Chief Operating Officer and, in June 2001, was named President and Chief Executive Officer, concurrently with his appointment to our Board. Mr. Gamache is a director of KapStone Paper and Packaging Corporation (NYSE: KS), serves as Chair of its Nominating and Governance Committee and as a member of its Audit Committee. Mr. Gamache is also a member of the Board of the American Gaming Association serving as the Chair of its Finance Committee, and is a Trustee of Lake Forest Academy and the Lake Forest Country Day School.

The Board believes that Mr. Gamache’s extensive knowledge of our company and its predecessors, his experience and current leadership as our Chief Executive Officer, and his experience as a director of another publicly traded company provide invaluable contributions to the deliberations of our Board in all areas of our business.

Patricia M. Nazemetz joined our Board in 2007. She served as Chief Human Resources and Ethics Officer for Xerox Corporation (NYSE: XRX), a document technology and services company, from 2007 until her retirement in February 2011. Ms. Nazemetz also served as a Vice President for Xerox Corporation from January 1999 until her retirement. Ms. Nazemetz was with Xerox from 1979 through her retirement in 2011 and held a number of human resource related positions. She is a member of the Board of Catholic Health Services of Long Island, a large not-for-profit health and hospital system and serves as a trustee of Fordham University. Ms. Nazemetz is Chair of our Compensation Committee and a member of our Nominating and Corporate Governance Committee.

The Board believes that the deliberations of our Board, particularly with respect to human resources and corporate governance matters, are significantly enhanced by Ms. Nazemetz’ more than 35 years of experience as a human resources professional with deep expertise in executive compensation, employee stock programs, pensions and health care, and her 20 years of executive level experience, including corporate governance, board and senior management relationships, succession planning and leadership development experience, as well as exposure to all aspects of the business of a Fortune 500 company.

Matthew H. Paull has been nominated to join our board this year. He was Senior Executive Vice President and Chief Financial Officer of McDonald’s Corporation, a global foodservice retailer, from July, 2001 until he retired from that position effective, January 2008. Prior to joining McDonald’s in 1993, Mr. Paull was a partner at Ernst & Young where he managed a variety of financial practices during his 18-year career. He is currently the Lead Independent Director of the Best Buy Co. (NYSE: BBY) Board and Chairman of its Finance Committee. Mr. Paull also serves as a director of KapStone Paper and Packaging Corporation (NYSE: KS), as an advisory director of Pershing Square Capital Management, L.P. and an advisory director of The One Acre Fund.

The Board believes that Mr. Paull’s years of experience as the Chief Financial Officer of a major public company, his training as a certified public accountant and his experiences overseeing accounting, facilities, information services, investor relations, tax and treasury will be a valuable addition to our Board.

Edward W. Rabin, Jr. joined our Board in 2005 and became our Lead Director in July 2008. Mr. Rabin served as the President of Hyatt Hotels Corporation, a global hospitality company, from 2003 until his retirement in January 2006. Between 1989 and 2003, Mr. Rabin served as Executive Vice President for Hyatt, and was named Chief Operating Officer in 2000. Mr. Rabin is a director of PrivateBancorp, Inc. (NASDAQ: PVTB) and Sally Beauty Holdings, Inc. (NYSE: SBH). Mr. Rabin is a member of PrivateBancorp, Inc.’s Audit Committee and Chair of its Compensation Committee. Mr. Rabin is a member of Sally Beauty Holdings, Inc.’s Compensation and Nominating and Governance Committees. Mr. Rabin is currently a member of our Compensation and Audit and Ethics Committees.

The Board believes that the deliberations of our Board, particularly with respect to business operations, financial reporting, executive compensation, corporate governance and risk management, are significantly enhanced by Mr. Rabin’s many years of experience as an executive of a major corporation and his experience as a director of other publicly traded companies.

Ira S. Sheinfeld joined our Board in 1993. He has been a member of the law firm of Hogan Lovells U.S. LLP and predecessor law firms, Hogan & Hartson, LLP and Squadron, Ellenoff, Plesent & Sheinfeld LLP, New York, New York, for more than five years. Mr. Sheinfeld has three years of audit experience at Ernst & Young, was a partner at Deloitte and Touche and has 19 years of experience as one of our directors. Mr. Sheinfeld is a certified public accountant.

The Board believes that the deliberations of our Board, particularly with respect to tax, accounting and legal matters, are significantly enhanced by Mr. Sheinfeld’s many years of experience as a business, tax, regulatory and mergers and acquisitions advisor to clients as a partner in Deloitte & Touche and Hogan Lovells and its predecessor firms.

Bobby L. Siller joined our Board in 2008. He was one of three members of the Nevada State Gaming Control Board serving for eight years from January 1999 until December 31, 2006. Prior to his appointment to the Nevada State Gaming Control Board, he served for 25 years with the Federal Bureau of Investigation (FBI). At the FBI, he was Special Agent-in-Charge of the Las Vegas Division for three years, as well as a manager at bureau offices in Dayton, Ohio and Dallas, Texas, and as an administrator with the FBI Academy in Quantico, Virginia. Mr. Siller was previously a commissioner for the Pokagon Band Gaming Commission in Michigan. Mr. Siller is a member of our Gaming Compliance Committee and our Nominating and Corporate Governance Committee.

The Board believes that the deliberations of our Board, particularly with respect to regulatory and corporate governance matters, are significantly enhanced by Mr. Siller’s many years of experience as a gaming regulator and with the FBI.

William J. Vareschi, Jr. joined our Board in 2004. He was the Chief Executive Officer and Vice Chairman of the Board of Central Parking Corporation from April 2001 until his retirement in May 2003. Before joining Central Parking Corporation in April 2001, his prior business career of more than 35 years was spent with the General Electric Company (NYSE: GE), which he joined in 1965. He held numerous financial management positions within GE, including Chief Financial Officer for GE Plastics Europe (in the Netherlands), GE Lighting (Cleveland, Ohio) and GE Aircraft Engines (Cincinnati, Ohio). In 1996, Mr. Vareschi became President and

Chief Executive Officer of GE Engine Services, a position he held until July 2000. Mr. Vareschi also serves as lead director, Chair of the Executive Committee and a member of the Nominating and Corporate Governance Committee of WESCO International Inc. (NYSE: WCC). Mr. Vareschi serves as Chair of our Nominating and Corporate Governance Committee and is a member of our Audit and Ethics Committee.

The Board believes that the deliberations of our Board, particularly with respect to corporate governance, business operations, financial reporting and risk management, are significantly enhanced by Mr. Vareschi’s more than 35 years of professional experience, including experience as a Chief Executive Officer and a Chief Financial Officer of multiple divisions of a Fortune 500 company and as a director of a publicly traded company.

Keith R. Wyche joined our Board in January 2011. He is currently President and CEO of ACME Markets, a grocery business and a wholly owned subsidiary of Supervalu Inc. (NYSE: SVU). He previously served as President and Chief Executive Officer of Cub Foods, a wholly owned subsidiary of Supervalu Inc. He joined Supervalu Inc. in January 2010 from Pitney Bowes where he most recently served as President of U.S. Operations for Pitney Bowes Management Services. Mr. Wyche had been with Pitney Bowes since 2003 and held a number of progressively more responsible positions in general management, sales and operations.

The Board believes that the deliberations of our Board, particularly with respect to corporate governance, business operations and risk management, are significantly enhanced by Mr. Wyche’s professional experience, including experience as a Chief Executive Officer and President of a division of a Fortune 500 company and President of a division of another Fortune 500 company.

Vote Required to Elect Nominees

Under Delaware law, the affirmative vote of a plurality of the shares present in person or by proxy at the Annual Meeting is required to elect directors, meaning that the nine director nominees receiving the highest number of votes will be elected. Our Board has adopted a policy requiring that in an uncontested election any director nominee who receives a greater number of votes “withheld” than votes “for” his or her election must tender his or her resignation to our Board for consideration by our Nominating and Corporate Governance Committee and our Board. For purposes of this calculation, abstentions will not be counted.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,

DIRECTORS AND EXECUTIVE OFFICERS

Principal Stockholders

The following table sets forth information as of the dates noted in the footnotes about persons that, to our knowledge, as of October 10, 2012, beneficially owned more than 5% of our outstanding shares of common stock, determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Outstanding Common Stock
Janus Capital Management LLC 151 Detroit Street Denver, CO 02109	4,840,773	(1)	8.9%
T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	4,743,545	(2)	8.7%
Kornitzer Capital Management 5420 West 61st Place Shawnee Mission, KS 66205	3,967,797	(3)	7.3%
BlackRock, Inc. 40 E. 52nd Street New York, NY 10022	2,854,045	(4)	5.2%

(1)	Based upon Schedule 13G dated February 14, 2012, filed with the Securities and Exchange Commission by Janus Capital Management LLC (“Janus”). Janus reported that it has sole voting power over no shares and sole dispositive power over 4,840,773 shares as a result of acting as investment advisor to other persons.
(2)	Based upon Schedule 13G dated February 14, 2012, filed with the Securities and Exchange Commission by T. Rowe Price Associates, Inc. (“T. Rowe”). T. Rowe reported that it has sole voting power over 866,131 shares and sole dispositive power over 4,743,545 shares as a result of acting as investment advisor to other persons.
(3)	Based upon an Amendment to Schedule 13G dated January 20, 2012, filed with the Securities and Exchange Commission by Kornitzer Capital Management, Inc. (“KCM”). KCM reported that it has sole voting power over 3,967,797 shares and sole dispositive power over 3,848,585 shares as a result of acting as investment advisor to other persons.
(4)	Based upon an Amendment to Schedule 13G dated January 20, 2012, filed with the Securities and Exchange Commission by BlackRock, Inc. BlackRock, Inc. reported that it has sole voting and dispositive power over 2,854,045 shares as a result of acting as investment advisor to other persons.

Security Ownership of Directors, Nominees and Executive Officers

The following table sets forth, as of October 10, 2012, information about the beneficial ownership of our common stock by each of our directors (all of whom are nominees, except Messrs. Louis and Neil Nicastro), our director nominee and our executive officers who are named in the Summary Compensation Table below and by all of our directors, nominees and executive officers as a group, determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934. Unless otherwise indicated, all shares shown as beneficially owned are held with sole voting and investment power.

Name of Beneficial Owner	Total Beneficially Owned (1)		Number of Vested Options (1)	Number of Shares of Restricted Stock or Units		Number of Deferred Units (2)	Percent of Outstanding Shares
Robert J. Bahash^	65,555		29,808	3,741		—	*
Orrin J. Edidin	276,181		181,427	35,351	(3)	—	*
Brian R. Gamache^	663,356		398,302	35,399	(3)	—	1.22%
Kenneth Lochiatto	176,089		129,196	26,248	(3)	—	*
Patricia M. Nazemetz^	48,219		29,808	3,741		—	*
Louis J. Nicastro**	24,626		4,808	10,377		4,978	*
Neil D. Nicastro**	53,514		23,633	10,377		4,978	*
Larry J. Pacey	192,250		160,565	14,672	(3)	—	*
Matthew Paull^	5,000		—	—		—	*
Edward W. Rabin, Jr.^	87,691	(4)	19,808	10,377		—	*
Scott D. Schweinfurth	321,760		251,684	15,176	(3)	—	*
Ira S. Sheinfeld^	68,500		42,308	10,377		4,978	*
Bobby L. Siller ^	42,286		29,808	3,741		—	*
William J. Vareschi, Jr.^	72,461		31,268	10,377		4,978	*
Keith R. Wyche^	28,741		25,000	3,741		—	*

Directors, Nominees and Executive Officers as a group (17 persons)	2,284,931		1,478,294	204,793		19,912	4.20%

^	Nominee for Director
*	Less than 1% of issued and outstanding shares of common stock.
**	Messrs. Louis and Neil Nicastro have indicated that they will retire from our Board in December 2012
(1)	Includes shares subject to options that are currently exercisable or will become exercisable within 60 days. These shares are deemed outstanding for purposes of calculating the percentage of outstanding common stock owned by a person individually and by all directors and executive officers as a group but are not deemed outstanding for the purpose of calculating the individual ownership percentage of any other person.
(2)	Deferred units are non-voting interests which represent the right to receive, upon departure from the Board, one share of our common stock for each deferred unit granted.
(3)	Consists of restricted stock units which are non-voting interests.
(4)	Includes 39,668 shares held by the Edward Rabin Trust and 4,500 shares held by Mr. Rabin’s wife. Mr. Rabin disclaims beneficial ownership of the securities held by his wife.

CORPORATE GOVERNANCE

The following corporate governance materials are available and can be viewed and downloaded from the Corporate Governance section of the Investor Relations section of our website at http://ir.wms.com: (i) our Amended and Restated Certificate of Incorporation; (ii) our Amended and Restated By-laws; (iii) our Code of Conduct applicable to our directors, officers and employees; (iv) our Corporate Governance Guidelines; (v) our Whistleblower Policy; and (vi) the Charters of our Audit and Ethics, Compensation, and Nominating and Corporate Governance Committees.

Board	Nine meetings in fiscal year 2012

Our Board is our ultimate decision-making body, responsible for overseeing our affairs, except with respect to those matters reserved to the stockholders by law or under our By-laws.

Each of our directors attended at least 75% of the aggregate number of meetings of the Board and all Committees on which he or she served during the fiscal year. Our non-employee directors hold regular executive sessions without management being present. During fiscal year 2012, our Board met in executive session without management being present at four meetings and our independent directors met in special session separately from management and any non-independent directors. Our Lead Director, who is not an executive officer, presides at executive sessions and special sessions of the Board.

Board Leadership

Since 2008, the position of Chairman and Chief Executive Officer has been combined in one person, Mr. Gamache, in order to unify the leadership of our company. Since that time, our Board has also named a Lead Director to provide our Board with leadership that is independent of management. Mr. Edward W. Rabin, Jr. has served as our Lead Director since July 1, 2008.

As Chief Executive Officer, Mr. Gamache focuses on our strategic direction, global expansion, customer and employee satisfaction, leadership development and corporate culture. In his role as Chairman, Mr. Gamache is responsible for presiding at meetings of the Board (other than executive sessions of non-employee directors or independent directors) and, in consultation with our Lead Director, setting schedules for meetings, developing agendas and determining the information to be provided to the directors.

Our Board has set the following criteria for our Lead Director: (i) independent in accordance with our standards for independence, (ii) no service as our full-time employee at any time, (iii) not a provider of professional services to us within the past five years, (iv) appointed by a majority vote of the independent members of the Board, and (v) served on the Board for at least one year.

Our Board has determined that our Lead Director has the following responsibilities:

➢

Participate with the Chairman of the Board in establishing and approving Board meeting schedules, the agenda for Board meetings, the time allotted for agenda items, and the information to be sent to the Board;

➢	Convene and preside at executive sessions of both the non-employee directors and independent directors;

➢	Serve as liaison between the Chairman of the Board and the non-employee directors;

➢	Preside at all Board meetings at which the Chairman of the Board is not present;

➢	Facilitate communications between Board members and our officers, without in any way limiting the access of any Board member to such officers through other means;

➢	Be available, if requested by any stockholder owning three percent or more of our outstanding stock, for consultation and direct communication with such stockholder; and

➢	Such other responsibilities as our Board may specify from time to time in order to better serve us and our stockholders.

We believe that a leadership structure with a combined Chairman/CEO position and independent Lead Director is appropriate for our company at this time because it demonstrates to our employees, customers, suppliers, stockholders, other stakeholders and gaming regulators that our company is under strong leadership, with a single person setting the tone for our company and having primary responsibility for managing our operations. We believe that this structure provides us with a well-functioning and effective balance between strong company leadership and appropriate safeguards and oversight by our Lead Director and other non-employee directors. We believe that with this structure all Board members are well engaged in their responsibilities, and all Board members express their views and are open to the opinions expressed by other directors. We do not believe that appointing an independent Board Chairman would improve the performance of our Board. Our Board retains the authority to modify this structure as and when considered appropriate.

Risk Oversight

Management is responsible for identifying and managing risk. Our Board exercises regular oversight of our risk management. We have instituted an enterprise risk management process that is designed to identify risks across our company. Under this process various business risks are identified, assessed and prioritized. The top risks, and any mitigation plans associated with those risks, are reported to and discussed with the Board. We also manage risk through numerous controls and processes embedded in our operations.

At each regular quarterly meeting of the Board, management presents and discusses with the Board business and strategic risks. Additionally, each of our Board committees considers risk within its area of responsibility. Our Audit and Ethics Committee discusses with management our major financial risk exposures, and management reports to our Audit and Ethics Committee the steps management has taken to monitor and manage such exposures, including our internal controls and processes. Our Audit and Ethics Committee also reviews with our General Counsel legal matters that may have a material impact on our financial statements, any material correspondence with regulators or governmental agencies and any published reports which raised issues regarding our financial statements, financial disclosure or accounting policies. Our Compensation Committee considers risks arising from our compensation policies and practices for all employees. Our Gaming Compliance Committee considers risks related to our gaming licenses and compliance plan. We believe our division of risk identification and management is an effective approach for addressing the risks facing our company.

Periodically, our Compensation Committee reviews with management the design and operation of our compensation programs for all of our employees, including our executive officers, for the purpose of advising our Board whether such programs might encourage inappropriate risk taking that would be reasonably likely to have a material adverse effect on our company. The Compensation Committee considers, among other matters, the performance objectives, target levels and vesting requirements used in the incentive elements of our compensation programs. This year, based on this evaluation process, the Compensation Committee determined that our compensation policies and practices motivate our employees to achieve our corporate objectives and to remain with our company while avoiding unreasonable risk taking, and that our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on our company.

Governance Principles

Our Board has adopted Corporate Governance Guidelines and a Code of Conduct. Under our Code of Conduct, only the Board or a Committee of the Board may grant a waiver of this code to an executive officer or director. Any waiver will be promptly disclosed to our stockholders and as required by law or New York Stock Exchange regulations. We have established a whistleblower hotline for use by our employees and other interested parties to report suspected violations of our Code of Conduct or other complaints directly to executive management and our Audit and Ethics Committee. Quarterly, our internal audit department and General Counsel report any suspected violations of our Code of Conduct and any activity on our whistleblower hotline to our Audit and Ethics Committee and our Board. We offer all of our employees and directors ethics training at least annually on our Code of Conduct.

Our Board regularly reviews corporate governance developments and modifies its Corporate Governance Guidelines, Code of Conduct, charters and key policies and practices as warranted.

Stock Ownership Guidelines

Our Board has adopted stock ownership guidelines for our directors. The guidelines were originally adopted in September 2006 and have been reviewed and updated periodically, with the most recent update in June 2012. Originally, each director was required to own 5,000 shares of our common stock. With the most recent changes, under these guidelines, each of our Board members is now expected to acquire over time and then retain shares of our common stock equal in value to 500% of their annual cash retainer, which would be $625,000 of common stock. Deferred units and restricted stock held by our Board members count toward meeting the requirements but unexercised stock options do not.

Director Independence

It has been our policy, and it is a requirement of the listing standards of the New York Stock Exchange, that a majority of the members of our Board qualify as “independent” directors who have no material relationship with us, other than serving as a director. Our Board has adopted categorical standards to assist in the evaluation of the independence of each of our directors. A director who is not disqualified from being independent under Section 303A.02 of the New York Stock Exchange Listed Company Manual and who meets all of the following categorical standards is presumed to be independent:

➢

The director is not, and has not within the past three years been, our employee; no immediate family member of the director is, or has within the past three years been, an executive officer our company.

➢

The director or an immediate family member does not (directly or indirectly as a partner, shareholder or officer of another company) provide, and has not during any twelve month period within the last three years provided consulting, legal or financial advisory services to us for compensation exceeding, (i) for direct services, $120,000 or (ii) for indirect services, the greater of $1 million or 2% of such other company’s revenues.

➢

The director is not a current partner or employee of our independent registered public accounting firm; no immediate family member is currently, or within the last three years has been, a partner of our independent registered public accounting firm or works for our independent registered public accounting firm, or within the last three years has worked, on our audit.

➢

The director is not, and within the last three years has not been, employed as an executive officer of another company where any of our current executive officers serves or served at the same time on that company’s Compensation Committee.

➢

The director does not serve as an executive officer or director of a civic or charitable organization that receives significant financial contributions from us. For purposes of this categorical standard, our Board will determine whether a financial contribution is considered significant on a case-by-case basis.

Our Board has determined that the following nominees for our Board of Directors are independent in accordance with our policies: Messrs. Bahash, Paull, Rabin, Sheinfeld, Siller, Vareschi and Wyche and Ms. Nazemetz.

In addition, in order to be nominated for election to our Board, our directors must possess a number of skills and other qualifications, as discussed below under the heading “Nominating and Corporate Governance Committee Policies.”

Evaluation of Board Performance

In 2012, as required by the Corporate Governance Standards of the New York Stock Exchange, our Board, led by the Nominating and Corporate Governance Committee, conducted its annual evaluation of our Board’s performance as a whole. Each standing Committee of our Board conducted a separate evaluation of its own performance and the adequacy of its charter. Each Committee then reported the results of its self-evaluation to the Board as a whole. The Nominating and Corporate Governance Committee considers these evaluations during the nominating process.

Director Education

We strongly encourage our directors to participate in third-party provided continuing education periodically. Additionally, our Audit and Ethics Committee participates in regular quarterly educational sessions provided by our Finance Department covering critical accounting policies, new accounting principles and accounting practices and trends.

COMMITTEES OF THE BOARD

To assist it in carrying out its duties, our Board has delegated specific authority to three standing Committees: Audit and Ethics Committee; Nominating and Corporate Governance Committee; and Compensation Committee. Our Board has determined that all of the members of these Committees are independent directors in accordance with our policies and standards of independence. In addition to these standing committees, our Board has selected a Gaming Compliance Committee to oversee our gaming regulatory compliance program.

Audit and Ethics Committee	Eleven meetings in fiscal year 2012

The Audit and Ethics Committee is currently composed of three independent directors: Messrs. Bahash (Chair), Rabin and Vareschi. Our Board has determined that each member of our Audit and Ethics Committee is financially literate and that Messrs. Bahash and Vareschi are audit committee financial experts. Our Audit and Ethics Committee:

➢	Reviews our annual and quarterly financial statements, including our quarterly earnings releases.

➢	Engages our independent registered public accounting firm and approves their fees.

➢	Reviews the reports of our independent registered public accounting firm and the independence and performance of such accounting firm.

➢	Reviews and discusses our critical accounting policies with our independent registered public accounting firm.

➢	Reviews and discusses the effectiveness of our internal control over financial reporting with our independent registered public accounting firm.

➢	Monitors investigations of any reports of violations of our Code of Conduct and oversees any investigations relating to accounting controls, financial reporting or potential fraud.

➢	Supervises and oversees our internal audit department.

➢	Pre-approves any non-audit related services to be provided by our independent registered public accounting firm and all related fees.

➢	Reviews with our internal audit department and independent registered public accounting firm the scope of, plans for and results of their respective audits.

The Audit and Ethics Committee also performs the other functions described in its charter, which is available on our website at http://ir.wms.com. The Audit and Ethics Committee met in executive session with our independent registered public accounting firm without management being present four times in fiscal year 2012. Please also see the “Audit and Ethics Committee Report” beginning on page 70 of this Proxy Statement.

Compensation Committee	Nine meetings in fiscal year 2012

The Compensation Committee is currently composed of three independent directors: Ms. Nazemetz (Chair), and Messrs. Bahash and Rabin. The Compensation met in executive session four times without management being present in fiscal year 2012. Our Compensation Committee:

➢	Reviews and approves corporate goals and objectives relevant to the compensation of our Chief Executive Officer and our other senior officers.

➢

Makes recommendations to the independent members of our Board with respect to compensation of our Chief Executive Officer, including bonus amounts, bonus metrics, and salary increases, and to the full Board with respect to compensation of our other senior officers.

➢	Evaluates our Chief Executive Officer’s performance.

➢	Recommends to our Board the timing, pricing and the amount of equity grants to our non-employee directors and senior officers under the provisions of our equity compensation plans.

➢	Administers, approves and ratifies equity grants to other employees and consultants under the provisions of our equity compensation plans.

Our Compensation Committee also performs the other functions described in its charter, which is available on our website at http://ir.wms.com. Please also see the “Compensation Discussion and Analysis” and “Compensation Committee Report” beginning on page 24 of this Proxy Statement.

Compensation Consultants

The Compensation Committee periodically engages its own consultant, Steven Hall & Partners (“SH&P”), to analyze market data and to provide general compensation advice to the Committee, particularly on executive management compensation and director compensation. This consultant does not provide any services to us other than the services provided directly to the Committee. From time to time, our human resources department engages consultants (other than SH&P) to help evaluate our compensation programs for non-executive management.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee is or ever was an employee or officer of our company or any of its subsidiaries. None of our executive officers serves as a member of the board or the compensation committee of any other company that has an executive officer serving as a member of our Board or our Compensation Committee.

Nominating and Corporate Governance Committee	Four meetings in fiscal year 2012

The Nominating and Corporate Governance Committee is currently composed of four independent directors: Messrs. Vareschi (Chair), Siller and Wyche, and Ms. Nazemetz. Our Nominating and Corporate Governance Committee:

➢	Identifies individuals qualified to become Board members and makes recommendations about the nomination of candidates for election to our Board, as discussed in greater detail below.

➢	Makes recommendations regarding corporate governance policies and procedures.

➢	Oversees the annual evaluation of our Board.

Our Nominating and Corporate Governance Committee also performs the other functions described in its charter, which is available on our website at http://ir.wms.com.

Selection of Nominees for Election at the Annual Meeting

Except for Mr. Paull, all of the nominees listed on the accompanying proxy card are currently serving on our Board. Mr. Paull was identified and recommended by a search firm, Robert Gariano Associates, who our Nominating and Corporate Governance Committee engaged to identify and provide background information concerning potential candidates for our Board.

Nominating and Corporate Governance Committee Policies

Qualifications of Directors.    Under our By-laws, each director must be at least 21 years of age and will not be qualified to serve as a director if any gaming authority has communicated its determination that such individual is not suitable for being licensed or not licensable by such authority. Further, under a policy formulated by our Nominating and Corporate Governance Committee, we require that all candidates for director (i) be persons of integrity, sound ethical character and judgment; (ii) have no interests that materially impair their independent judgment or their ability to discharge their fiduciary duties to us and our stockholders; (iii) have demonstrated business, governmental or technical achievement and acumen; and (iv) have adequate time to devote to service on our Board and have committed to serve on no more than two other boards of directors of publicly traded companies. We also require that a majority of our directors be independent, as described above under “Director Independence.” In addition, at least three of our directors must have the financial literacy necessary to serve on our Audit and Ethics Committee, and at least one of our directors must qualify as an audit committee financial expert.

We do not have a specific diversity policy for our Board, however we consider diversity to be a critical factor in evaluating the composition of our Board, and that for this purpose diversity includes perspectives, experience, differences and viewpoints, as well as race, ethnicity and gender. The overall director qualifications that we seek are described in the preceding paragraph. Whenever our Nominating and Corporate Governance Committee and Board evaluates a potential candidate for our Board, the Committee and Board consider that individual in the context of the composition of our Board as a whole.

Required Resignation under Certain Circumstances.    In addition to our majority voting policy described below, our Nominating and Corporate Governance Committee has adopted a policy that each director must offer to tender his or her resignation to our Board in the event a director changes his or her principal employment. Our Board will consider whether it will accept such offer by evaluating whether the director still meets our policy for nominations, taking into account whether the new position creates a conflict of interest that may materially impair the director’s independent judgment or ability to discharge the director’s fiduciary duties to us and our stockholders, allows adequate time to devote to service on our Board or commits the director to serve on more than two other boards of directors of publicly traded companies.

In June 2012, Mr. Bahash retired from his position as President of McGraw-Hill Education. In accordance with Board policy, Mr. Bahash offered to tender his resignation from our Board. Our Board considered Mr. Bahash’s offer and decided not to accept it after our Board determined that Mr. Bahash still meets our policy for nominations, his retirement does not create a conflict of interest that may materially impair his independent judgment or ability to discharge his fiduciary duties to our Board and our stockholders; and Mr. Bahash’s retirement allows him adequate time to devote to service on our Board.

Majority Voting.    Our majority voting policy, as set forth in our Corporate Governance Guidelines, provides that in an uncontested election of directors, any nominee who receives a greater number of votes “withheld” than votes “for” his or her election must tender his or her resignation to our Board for consideration by our Nominating and Corporate Governance Committee and our Board. For purposes of this calculation, abstentions will not be counted. When considering a resignation, the Nominating and Corporate Governance Committee will take into account the following factors:

➢	Any stated reasons why votes were withheld and any available methods for curing such issues;

➢	The tenure and qualifications of the director;

➢	The director’s past and expected future contributions; and

➢	The overall composition of our Board, our director criteria and our, the New York Stock Exchange’s and the Securities and Exchange Commission’s requirements for board composition.

Based on this analysis, the Nominating and Corporate Governance Committee will recommend that our Board (i) accept the resignation, (ii) decline the resignation but address the underlying cause of the withheld votes, (iii) decline the resignation but determine that the director will not be nominated again or (iv) decline the resignation. The independent members of our Board, excluding any director who received more “withhold” votes than “for” votes, will have 90 days following the stockholders meeting when the election occurred to consider the resignation and the Nominating and Corporate Governance Committee’s recommendation, and we will promptly disclose any decision with respect to the tendered resignation on a current report on Form 8-K filed with the Securities and Exchange Commission.

In accordance with this policy, each nominee for director has submitted his or her resignation to the company which resignation will only be effective upon the occurrence of both of the following events:

➢	A greater number of votes are withheld or voted against the election of such director than are voted for such director; and

➢	Such director’s resignation is accepted by our Board.

Stockholder Recommendations of Candidates for Election as Directors.    Our By-laws provide that the Nominating and Corporate Governance Committee will consider recommendations for director nominations submitted by stockholders that individually or as a group have beneficial ownership of at least three percent of our common stock, but only when an incumbent is not being nominated for the position and the recommended nominee satisfies the minimum qualifications prescribed by the Nominating and Corporate Governance Committee for all nominees as described above. For each Annual Meeting, the Nominating and Corporate Governance Committee will accept for consideration only one recommendation from any stockholder or affiliated group of stockholders. Submissions must be made in accordance with the Nominating and Corporate Governance Committee’s procedures, as outlined below.

Procedures for Stockholder Submission of Nominating Recommendations.    A stockholder wishing to recommend to the Nominating and Corporate Governance Committee a candidate for election as a director must submit the recommendation, in writing, addressed to the Nominating and Corporate Governance Committee in care of our Corporate Secretary at 800 South Northpoint Boulevard, Waukegan, Illinois 60085. The submission must be made by mail, courier or personal delivery. E-mail submissions will not be considered.

The submission must be made in accordance with the provisions of Article I, Section 14 of our By-laws. Our By-laws are filed with the Securities and Exchange Commission and are incorporated by reference from an exhibit to our Current Report on Form 8-K, filed on May 10, 2007, and can be viewed and downloaded from the Corporate Governance section of the Investor Relations section of our website at http://ir.wms.com. Under Section 14, among other requirements, the submission must generally be delivered no later than 90 days nor earlier than 120 days prior to the anniversary of the prior year’s Annual Meeting. This year, that period was from August 10, 2012 to September 9, 2012, and we did not receive any submissions from stockholders. Next year, provided we do not change our meeting date or our By-laws, the submission period will extend from August 8, 2013 to September 7, 2013. The submission must include information about the proposed nominee, including his or her age, business and residence addresses, principal occupation, the class and number of shares beneficially owned and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee, and information about the stockholder recommending the nomination of that person. Submissions from our stockholders must also include information about the stockholder making the submission such as (i) the stockholder’s name and address, (ii) the class and number of shares held by the stockholder, (iii) a representation that the stockholder is entitled to vote at the meeting in person or by proxy and (iv) a representation concerning the stockholder’s plan to solicit proxies in support of the proposal. Our stockholders should refer to the By-laws for a complete description of the requirements.

Under the Nominating and Corporate Governance Committee’s policy, the recommendation must also be accompanied by the consent of the proposed nominee to serve if nominated, to be identified in the proxy statement and to be interviewed by the Nominating and Corporate Governance Committee, if it chooses to do so. The submission must include the proposed nominee’s contact information for this purpose. The submission must also describe all relationships between the proposed nominee and (i) any of our competitors, customers, suppliers or other persons with interests regarding us and (ii) the recommending stockholder, as well as any agreements or understandings between the recommending stockholder and the proposed nominee regarding the recommendation. Furthermore, the submission must state the basis for the recommender’s views that the proposed nominee (i) possesses the minimum qualifications prescribed by the Nominating and Corporate Governance Committee for nominees, briefly describing the contributions that the nominee would be expected to make to our Board and to our governance and (ii) would represent all stockholders and not serve for the purpose of advancing or favoring any particular stockholder or other constituency. The submission, if by a holder of over five percent of our common stock, must state whether or not the stockholder submitting the recommendation consents to be identified in the proxy statement.

The Process of Identifying and Evaluating Candidates for Directors.    Our directors’ terms on our Board expire annually. We are of the view that the continuing service of a substantial number of qualified incumbents promotes stability and continuity in the boardroom. In selecting candidates for nomination for election to our Board at our Annual Meetings, the Nominating and Corporate Governance Committee begins by determining whether the incumbent directors desire to continue their service on our Board. The Nominating and Corporate Governance Committee then considers whether our incumbent directors who desire to remain on our Board continue to satisfy the qualifications for director candidates described above. The Nominating and Corporate Governance Committee also considers our director succession plan and assesses the directors’ performance during the preceding term.

If there are Board positions for which the Nominating and Corporate Governance Committee will not be re-nominating an incumbent, the Committee will solicit recommendations for nominees from persons whom the Committee believes are likely to be familiar with qualified candidates, including members of our Board and our senior officers. The Nominating and Corporate Governance Committee may also engage a search firm to assist in identifying qualified candidates. The Nominating and Corporate Governance Committee will evaluate candidates recommended by stockholders in the same manner as candidates recommended by other persons, except that the Committee may consider, as one of the factors in its evaluation of stockholder-recommended candidates, the size and duration of the interest of the recommending stockholder or stockholder group in our equity securities.

The Nominating and Corporate Governance Committee will review and evaluate each candidate whom it believes merits serious consideration, assembling and reviewing the available relevant information concerning the candidate, including the qualifications for Board membership established by the Committee, the contribution that the candidate can be expected to make to the overall functioning of our Board and other factors that it deems relevant. The Nominating and Corporate Governance Committee may solicit the views of management and other members of our Board in evaluating each candidate. Every candidate who, in the Nominating and Corporate Governance Committee’s opinion, merits serious consideration will also be interviewed by members of our Board.

Gaming Compliance Committee	Seven meetings in fiscal year 2012

In addition to the standing Board Committees, we also have a Gaming Compliance Committee that is composed of Messrs. Neil Nicastro, Bobby Siller, and Steve DuCharme (Chair). Mr. DuCharme, who is not a member of our Board, has served on our Gaming Compliance Committee since December 2004 and has served as a gaming compliance consultant to us since January 2002. Mr. DuCharme previously served as a member of the Nevada State Gaming Control Board for ten years (from 1991 to 2001), including two years as Chairman. Mr. DuCharme holds a degree in Criminal Justice from the University of Nevada Las Vegas and served 20 years on the Las Vegas Metropolitan Police Department, including as Commander of the Crime Prevention Bureau, prior to his appointment to the Nevada Gaming Control Board in January 1991. Mr. DuCharme also serves as Chairman of the Compliance Committee for Penn National Gaming, Inc. and BMM Independent Test Labs, and is the Chairman of the Pokagon Band Gaming Commission in Michigan. He serves as a member of the Compliance Committee for Isle of Capri Casinos, Inc., the Hard Rock Casino in Las Vegas, Whitehall Managers (LVH—Las Vegas Hotel & Casino), Oaktree Capital Management (Cannery Casino Resorts) and American Casino & Entertainment Properties LLC (the Stratosphere) and is a former Gaming Commissioner for the St. Regis Mohawk Tribal Gaming Commission.

Our Gaming Compliance Committee identifies and evaluates potential situations, among other things, arising in the course of our business that may cause regulatory concern to gaming authorities. The Gaming Compliance Committee is governed by the WMS Industries Inc. General Gaming Compliance Review and Reporting Plan that has been approved by certain of our gaming regulators, such as the Nevada State Gaming Control Board, as required from time to time.

ADDITIONAL INFORMATION RELATING TO OUR BOARD

Communications with Directors

Stockholders and other interested parties may communicate with our Board, our Lead Director, our non-employee directors as a group, or with specified individual directors by mail addressed to WMS Industries Inc., 800 South Northpoint Boulevard, Waukegan, Illinois 60085 or by e-mail at boardofdirectors@wms.com.

Communications will be opened and screened for security purposes. Advertisements, solicitations, form letters, personal grievances and the like, or communications that appear to be intimidating, threatening, illegal or similarly inappropriate will be forwarded only upon the request of our directors.

Director Attendance at Annual Meetings of Stockholders

Directors are expected to attend our Annual Meetings of Stockholders. At last year’s Annual Meeting, all of our directors standing for election on that date attended in person.

Director Compensation

Basic compensation for our non-employee directors, before committee fees, consists of a cash component payable in monthly installments and an equity component which we typically award in September. The equity component is typically awarded on the same date we make our annual equity awards to our senior management. Since fiscal year 2011, our Board (with Mr. Gamache abstaining from discussion and voting), following the recommendation made by our Compensation Committee after consultation with its outside advisor, SH&P, has set annual non-employee director compensation at approximately $275,000 consisting of a cash component of $125,000, which is paid monthly during the year as Board fees, and an equity component of approximately $150,000, consisting of:

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Stock options with an exercise price equal to 100% of the closing trading price of our common stock on the date of grant with a Black-Scholes value of approximately $75,000 on the date of grant, vesting on the second anniversary of the date of grant, and expiring after seven years; and

➢	Restricted stock valued at approximately $75,000 based on the closing trading price of our common stock on the date of grant, vesting 100% on the second anniversary of the date of grant.

Depending on the price of our stock, because we do not award stock options or restricted stock in fractional shares, such grants may vary in value slightly from year to year. The vesting of the restricted stock and stock options described above is subject to acceleration in the event of (a) a director’s death or permanent or total disability, (b) a “Change-in-Control” of our company as defined in the WMS Industries Inc. Incentive Plan (2009

Restatement) (“Incentive Plan”), which definition is unchanged in our proposed 2012 Restated Incentive Plan, (c) the retirement from our Board by a director with the Board’s approval and six months’ prior notice or such shorter period as approved by the majority of the remaining directors, and (d) a director’s involuntary termination of service with our company, other than by reason of (i) willful refusal of a director to perform his or her duties, (ii) violation of our policies, (iii) failure to meet the director qualification requirements set forth in our By-laws, or (iv) failure of our Board to re-nominate him or her, or failure to meet our suitability requirements due to any of the reasons described in clauses (d)(i) through (d)(iii) above.

In addition to the cash fees for board service of $125,000 per year, our committee members and chairs also receive cash fees for their committee service. Annual committee fees, including additional fees for a director serving as chair of a committee, vary from $5,000 to $30,000 per year and are paid monthly for each month during which the director serves on such committee. In recognition of his additional responsibility, our Lead Director receives an additional annual retainer of $50,000, payable in monthly installments.

Newly elected non-employee directors will receive a stock option to purchase 25,000 shares of our common stock; such stock option is granted on or after the effective date of his or her initial election or appointment to our Board and becomes exercisable upon the first anniversary of its grant date.

Non-employee Director Compensation

The following table and accompanying narrative provide information relating to compensation paid to our non-employee directors in fiscal year 2012. Mr. Gamache, our Chairman, is our sole employee director and receives no separate compensation for serving as our Chairman or a director. For information concerning Mr. Gamache’s compensation as our Chief Executive Officer see “Executive Compensation” beginning on page 24 of this Proxy Statement.

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash (2)	Stock Awards (3)	Option Awards (4)	All Other Compensation (5)	Total
	($)	($)	($)	($)	($)
Robert J. Bahash	160,000	75,007	74,999	286	310,292
Patricia Nazemetz	145,000	75,007	74,999	286	295,292
Louis J. Nicastro	125,000	75,007	74,999	488,191	763,197
Neil D. Nicastro	135,000	75,007	74,999	27,991	312,997
Edward W. Rabin, Jr.	205,000	75,007	74,999	286	355,292
Ira S. Sheinfeld	125,000	75,007	74,999	286	275,292
Bobby L. Siller	140,000	75,007	74,999	286	290,292
William J. Vareschi, Jr.	162,500	75,007	74,999	12,189	324,695
Keith R. Wyche (1)	127,500	75,007	74,999	286	277,792

(1)	Service for Less than the Fiscal Year: Mr. Wyche served on the Nominating and Corporate Governance Committee of our Board for a portion of fiscal year 2012, beginning in December 2011.
(2)	Fees Earned or Paid in Cash: This column reflects annual cash fees paid in monthly installments to directors while they serve as a director. Non-employee directors serving in committee positions receive additional annual cash compensation, with the chair of the committee receiving fees at a higher annual rate. All such annual fees are paid in monthly installments as services are rendered. The annual rates for such services for fiscal year 2012 are set forth below:

Position	Audit and Ethics Committee Fees	Compensation Committee Fees	Nominating and Corporate Governance Committee Fees	Gaming Compliance Committee Fees
Chair	$30,000	$15,000	$12,500	$15,000
Member	25,000	5,000	5,000	10,000

(3)	Stock Awards: The amounts shown in this column reflect the dollar amount of the grant date fair value of 3,741 shares of restricted stock granted on September 15, 2011 with restriction lapsing on 100% of such shares on September 15, 2013.
(4)	Option Awards: The amounts shown in this column reflect the dollar amount of 8,813 options awarded on September 15, 2011 with a vesting schedule of 100% on September 15, 2013.
(5)	All Other Compensation: Amounts shown in this column consist of (i) amounts reimbursed under a medical reimbursement plan made available to our directors and their spouses at our expense that is supplementary to their primary medical insurance and also includes amounts reimbursed as primary insurance for Mr. Louis Nicastro and his spouse (amounting to $36,567) and Mr. Neil Nicastro and his family, (ii) life insurance premiums, (iii) travel and entertainment expenses of directors’ spouses in connection with Board meetings and company-sponsored events and (iv) for Mr. Louis Nicastro includes $450,000 paid to him under his Advisory Services Agreement described under “Transactions with Related Persons.”

Director Emeritus Program

We implemented a Director Emeritus program in 2004 as part of our director succession planning. The program provides that new directors elected after August 2004 will be subject to mandatory retirement from our Board at age 75 or after 20 years of service on our Board, provided that our Board may waive a director’s mandatory retirement by action of 75% of the other directors. Members of our Board who were members when the program was adopted and who have reached the age of 75 or have served for at least 20 years will gradually be replaced by new directors in order to maintain continuity and avoid losing the benefit of valuable experience.

Each director leaving our Board for any reason who has reached at least 75 years of age, or who has served for at least 20 years on our Board, will be designated a Director Emeritus for four years after leaving our Board if the individual (i) is willing to assist our Board from time to time upon request by our Board, (ii) agrees not to use our trade secrets or confidential information and (iii) agrees not to solicit our employees on behalf of competitors. For each year or partial year of service on our Board or as an executive officer of ours or our predecessors (up to a maximum of 25 years), a Director Emeritus will receive each of the following:

➢	A fee of $1,500 per year of service, paid in each of the first two years after leaving our Board.

➢	A fee of $750 per year of service, paid in each of years three and four after leaving our Board.

➢	Three months of continuing supplemental health coverage per year of service.

➢	Fully vested five year stock options to purchase 1,500 shares per year of service, exercisable at 100% of the market price on the day the director leaves our Board.

Past executive service as a non-director executive of our company will not count when calculating a Director Emeritus award.

For example, both Mr. Louis Nicastro and Mr. Neil Nicastro, who are not standing for re-election at the Annual Meeting and who each served as one of our directors for more than 25 years, will receive: (i) $37,500 per year for the first two years after leaving our Board; (ii) $18,750 per year in each of the next two years; and (iii) an option to purchase 37,500 shares at the market price on the close of business on the day they retire from our Board. Under the program, each is entitled to 75 months of supplemental health coverage; however, pursuant to his previous employment relationship with us, Mr. Louis Nicastro and his spouse are eligible for continued primary health coverage. Mr. Louis Nicastro will also continue to receive consulting fees under our advisory services arrangement with him, as described below under “Transactions with Related Persons.”

TRANSACTIONS WITH RELATED PERSONS

The rules and regulations of the Securities and Exchange Commission require us to disclose in our Proxy Statement any and all material transactions with our company in which “related persons” have a direct or indirect material interest. “Related persons” include our directors, nominees for director, executive officers, and any immediate family members of such persons. Immediate family members are defined by the Securities and Exchange Commission to consist of a person’s spouse, parents, children, siblings, mothers or fathers-in-law, sons or daughters-in-law, or brothers or sisters-in-law. “Transactions” include any financial transaction, arrangement or relationship, including any indebtedness transaction.

We review all relationships and transactions in which our company and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. Our policy and procedure regarding related person transactions is contained within our Code of Conduct. Our legal staff is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether our company or a related person has a direct or indirect material interest in the transaction. Our Code of Conduct provides that no related person transaction may be undertaken by an employee, officer or director without full disclosure of the terms of such transaction in writing to our General Counsel and the approval of our General Counsel of the transaction. Our legal staff is also responsible for presenting any significant related person transactions to our Audit and Ethics Committee for their review in accordance with their Charter.

Based on the information available to us and provided to us by our directors and executive officers, we do not believe, except as described below, that any transactions with a related person were entered into during fiscal year 2012. An Advisory Agreement with Mr. Louis Nicastro, dated May 5, 2008 was previously approved and was amended on September 24, 2010. Under that amended agreement, Mr. Nicastro provides business advisory services to us as requested from time to time by our Board, Lead Director, Chairman or the Chair of any of our committees of the Board. In exchange for such services, we pay Mr. Nicastro $450,000 per year in equal monthly installments. Pursuant to the 2010 amendment, the agreement will automatically renew for one-year terms ending June 30, unless either party gives not less than 90 days’ notice not to renew prior to the expiration of the agreement. Mr. Neil Nicastro, a member of our Board, is the son of Mr. Louis Nicastro. Messrs. Louis and Neil Nicastro have notified us that they will retire from our Board at our 2012 Annual Meeting.

EXECUTIVE OFFICERS

The following individuals have been elected by our Board to serve in the capacities set forth below for WMS Industries Inc. until the next Annual Meeting of our Board and until their respective successors are elected and qualify.

Name	Age	Position
Brian R. Gamache	53	Chairman and Chief Executive Officer
Orrin J. Edidin	51	President
Scott D. Schweinfurth	58	Executive Vice President, Chief Financial Officer and Treasurer
Larry J. Pacey	48	Executive Vice President, Global Products and Chief Innovation Officer
Kenneth Lochiatto	49	Executive Vice President, Chief Operating Officer
Kathleen J. McJohn	53	Senior Vice President, General Counsel and Secretary
John P. McNicholas, Jr.	59	Vice President, Controller and Chief Accounting Officer

Brian R. Gamache—The principal occupation and employment experience of Mr. Gamache during the last five years is described under “Proposal 1—Election of Directors” above.

Orrin J. Edidin—Orrin J. Edidin began serving as our President in July 2008. In July 2012, Mr. Edidin was also named President and Chief Executive Officer of our newly formed subsidiary, Williams Interactive LLC, which will bring together under one global umbrella organization all of our existing online, social, casual and mobile gaming operations and resources. Mr. Edidin joined our company in 1997 and served as our Vice President, Secretary and General Counsel until September 2001, when he became our Executive Vice President, General Counsel, Secretary and Chief Operating Officer. In January 2003, he resigned as General Counsel and in February 2003, he resigned as Secretary, continuing to serve as our Executive Vice President and Chief

Operating Officer until he was named our President. Prior to joining our company, Mr. Edidin was Associate General Counsel for Fruit of the Loom, Inc. and Farley Industries. From 1986 through 1992, he was a Senior Attorney with the Chicago law firm of Katten Muchin Zavis Rosenman. Mr. Edidin is a Trustee of the International Association of Gaming Advisors and is Vice President of the Association of Gaming Equipment Manufacturers.

Scott D. Schweinfurth—Scott D. Schweinfurth joined us in April 2000, assuming the offices of Executive Vice President, Chief Financial Officer and Treasurer. He is a registered certified public accountant and was, from 1996 until March 2000, Senior Vice President, Chief Financial Officer and Treasurer of the company now known as Bally Technologies (NYSE: BYI), a diversified gaming company. Mr. Schweinfurth also acted as Managing Director of Bally’s Germany-based Bally Wulff subsidiary from November 1999 to March 2000. Bally acquired Bally Gaming International in 1996, where Mr. Schweinfurth had served as Senior Vice President, Chief Financial Officer and Treasurer since 1995. Prior to that time, he was employed by Ernst & Young for 18 years, the last six as a partner. Mr. Schweinfurth serves as the Chairman of the Accountancy Advisory Group of Miami University and is a Trustee of the International Association of Gaming Advisors and a member of its Audit Committee.

Larry J. Pacey—Larry J. Pacey has served as our Executive Vice President, Global Products and Chief Innovation Officer since July 2008. Mr. Pacey joined our subsidiary, WMS Gaming Inc., in 2001 as Executive Director of Games. In 2002, he was promoted to Vice President of Game Development and then, in 2005, he was promoted to Senior Vice President of Product Development with additional responsibilities for engineering and game development. He has an extensive background in the interactive entertainment and video gaming industry, joining our company after previously having been Executive Producer with n-Space, Segasoft (a division of Sega) and Atari.

Kenneth Lochiatto—Kenneth Lochiatto began serving as our Executive Vice President, Chief Operating Officer in July 2008. In July 2012, Mr. Lochiatto was named President and Chief Operating Officer of our subsidiary, WMS Gaming Inc., which he originally joined in April 2006 as Senior Vice President of Sales Operations. Prior to working for our company, Mr. Lochiatto spent 22 years with the General Electric Company (NYSE: GE), where he held a number of progressively more responsible positions in general management, sales, marketing and corporate audit. At General Electric, Mr. Lochiatto served as Americas Commercial Leader—Fluids and Coatings in the GE Silicones sector from 2001 through 2003 and then as Business Leader—Advanced Communication Systems within the GE Transportation segment until his departure in 2006.

Kathleen J. McJohn—Kathleen J. McJohn joined us in January 2003, assuming the offices of Vice President, General Counsel and Secretary in February 2003. Ms. McJohn was named Senior Vice President, General Counsel and Secretary in June, 2012. Previously, Ms. McJohn served in the law department of Sears, Roebuck and Co. (NASDAQ: SHLD) for more than five years, lastly as Vice President, Law—Merchandising, in which she served as their primary counsel for all merchandise businesses and was responsible for all commercial, regulatory and general legal counseling for the merchandise businesses. Ms. McJohn also served as corporate attorney for Amoco Corporation from 1993 to 1996 and began her career as an associate at Latham & Watkins, a global law practice.

John P. McNicholas, Jr.—John P. McNicholas, Jr. joined us in September 2003, as Executive Director—Finance. He was promoted to Chief Accounting Officer in November 2005 and to Vice President, Controller and Chief Accounting Officer in August 2006. He is a registered certified public accountant and was, from 2001 to 2003, an independent accounting consultant. From 1999 to 2001 he was Vice President—Finance, Treasurer and Chief Financial Officer of ForeFront Education, Inc., a private company which acquired and operated for-profit colleges. Mr. McNicholas was Senior Vice President, Controller and Chief Accounting Officer of Information Resources, Inc. a NASDAQ market research and software company from 1995 to 1999. From 1985 to 1995, Mr. McNicholas held the position of Vice President, Controller and Chief Accounting Officer of ITEL Corporation, a New York Stock Exchange diversified holding company. Prior to that time, he was employed by Ernst & Young for nine years, the last four as an audit manager.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

This Compensation Discussion and Analysis provides a detailed description of our executive compensation philosophy and programs, the compensation decisions made by the Compensation Committee and the issues considered in making such decisions. Our executive compensation programs are designed to attract, reward and retain our executive officers. This Compensation Discussion and Analysis focuses on the compensation of our named executive officers for the fiscal year ending June 30, 2012, who were:

Name	Title
Brian R. Gamache	Chairman of the Board and Chief Executive Officer
Orrin J. Edidin	President
Scott D. Schweinfurth	Executive Vice President, Chief Financial Officer and Treasurer
Larry J. Pacey	Executive Vice President, Global Products and Chief Innovation Officer
Kenneth Lochiatto	Executive Vice President, Chief Operating Officer

Executive Summary

2011 Say-On-Pay Vote

At our 2011 Annual Meeting of Stockholders, we conducted our first say-on-pay vote and 96.7% of the votes cast by our stockholders were in approval of our executive compensation program. In recognition of this high vote of support and our belief that our approach to compensation continues to represent a strong alignment between executive pay and the performance of our stock and business, we have made no changes to the program design for fiscal years 2012 and 2013. As a result of our alignment of pay with performance and recent challenges in our business and stock price performance, the pay realized by our named executive officers in fiscal year 2012 was between 35% and 45% of the values shown in the Summary Compensation Table. See the section beginning on page 38 of this Proxy Statement for a fuller explanation of the alignment between our named executive officers’ pay and our performance, and the section beginning on page 41 for our Realized Pay Table.

Key Business Developments

The weak global economy remained a challenge for our industry in fiscal year 2012. The economic weakness has lowered consumer disposable income and hampered spending on leisure activities, including casino visits. Casino operators’ response to the weak economy has been to maintain constraints on their capital budgets for replacing or adding new gaming machines. In addition, in fiscal year 2011 and the first half of fiscal year 2012, we experienced slower-than-anticipated commercialization of our new products.

In light of these industry challenges and the slow rate of new product commercialization, we undertook a critical review of our business strategies and product plan in late fiscal year 2011 and early fiscal year 2012. As a result of that assessment, we took decisive actions in the fourth quarter of fiscal year 2011 and the first quarter of fiscal year 2012 to refine our product set and sharpen our focus on core products that would meet the near-term needs of our customers, and we realigned our organizational structure and resources to support the appropriate new priorities. In addition, we deferred certain selected projects for future development, terminated some product concepts that lacked sufficient customer demand and reduced our employee workforce by approximately 10% to adjust our cost structure to the lower level of revenues.

These decisions resulted in net pre-tax impairment and restructuring charges and asset write-downs of approximately $28 million during fiscal year 2011, and a further $14 million in the first quarter of fiscal year 2012. Notwithstanding these industry challenges and our incremental costs, we were profitable in each quarter of fiscal year 2012, and demonstrated meaningful operating progress in each sequential quarter during the fiscal year as a result of our improvement initiatives.

We achieved the following in fiscal year 2012:

➢	Our total revenues were $690 million, we generated $64 million of net income, inclusive of all costs and charges, and generated $156 million of cash flow from operating activities.

➢	We had quarterly sequential improvements in new unit shipments, total revenues, gross profit and operating income in each quarter of fiscal year 2012.

➢

We improved the flow of new product commercialization during the year, while expanding the number of unique new math models underpinning the games, helping to drive quarterly sequential improvements in ship share in the second half of fiscal 2012.

➢	We grew our sales of new game conversion kits throughout the year, selling 19,900 conversion kits in fiscal 2012 compared to 8,200 conversion kits in fiscal 2011 for an increase of 143%.

➢

Beginning in the March 2012 quarter, we reversed the declining trend in the installed base of participation games and re-established our track record for introducing innovative new products to support the potential for further growth. By June 30, 2012, we increased the installed participation base by 279 units to 9,561 gaming machines from 9,282 at December 31, 2012.

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We achieved a company record high product sales gross margin of 55% in the June 2012 quarter, which had been a goal for several years, and we accomplished this despite a lower average selling price for new units.

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In aggregate, due to organizational restructuring and our disciplined approach to managing costs, we lowered our total selling and administrative and research and development expenses for the fiscal year by $30 million versus the previous fiscal year, excluding impairment, restructuring and other charges for asset write-downs.

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We purchased 2.4 million shares, or 4%, of our common stock for approximately $50 million with an average price per share of $20.62. By August 15, 2012, we reported that we had purchased another $5 million or 0.6% of our common stock, and, as of that date, had approximately $143 million remaining under our share repurchase authorization which will expire on August 2, 2013.

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Our balance sheet remained strong. We ended our fiscal year on June 30, 2012 with $76 million of cash, cash equivalents and restricted cash, $60 million of long-term debt and more than $877 million in stockholders’ equity, which rose over the prior fiscal year and represented more than 73% of the $1.2 billion in total assets on our balance sheet.

➢

We sharpened our focus on our online, social, casual and mobile gaming products and services, to leverage our gaming content and resources to actively participate in the significant growth potential from the convergence of land-based casino gaming with interactive gaming distribution channels. In addition:

•

We completed the acquisitions of Jadestone Group and Phantom EFX to accelerate interactive initiatives at an aggregate purchase price of approximately $34 million, inclusive of additional consideration.

•

We entered into a strategic alliance with 888 Holdings to pursue online poker initiatives in the U.S., including both play-for-fun and real money applications when legally permitted, as well as other online casino applications and opportunities.

•

In early fiscal year 2013, we successfully launched Jackpot Party social casino on Facebook, incorporating gaming content from our fan-favorite casino slot games to offer a library of exclusively authentic, classic Las Vegas-style casino slot entertainment.

Compensation Program Highlights.    We use the term “target compensation” to refer to salary and estimated values of bonus and other cash incentive compensation and equity compensation (excluding other benefits such as “change in pension value” and “all other compensation” as identified in our Summary Compensation Table). The following describes the highlights in the compensation program for our named executive officers:

➢

Pay for Performance.    For fiscal year 2012, approximately 76% of the total target compensation for our named executive officers was at risk because it consisted of performance-based compensation that varied in value based on our stock price or could only be earned upon the achievement of corporate and individual performance objectives designed to enhance stockholder value, or upon the increase in value of our stock and continued service with our company. Under our compensation program, our goal is for at least 70% of our named executive officers’ target compensation to be performance-based.

➢

Realized Pay.    Our pay program is designed to vary realized pay based on demonstrated individual, business and stock price performance. Due to recent challenges in our business and stock price performance, the pay realized by our named executive officers in fiscal year 2012 was between 35% and 45% of the values shown in the Summary Compensation Table. See the section beginning on page 41 of this Proxy Statement for our Realized Pay Table and a more complete description of how performance has impacted realized pay.

➢	Stock Ownership Guidelines. We have meaningful stock ownership guidelines for key executive officers, including each named executive officer.

➢

Incentive Compensation Based Upon GAAP Performance Metrics.    Our short-term and long-term incentive compensation is earned based primarily upon transparent performance metrics derived directly from our publicly filed financial statements prepared in accordance with generally accepted accounting principles.

➢

Consistent Performance Metrics.    Since we started our current long-term incentive program in August 2006, we have not changed, canceled or replaced established performance metrics during any performance period.

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Performance is Assessed over Overlapping Periods.    Our incentive compensation is earned over several different and overlapping short-term and long-term performance periods, ensuring that performance during any one period is not maximized at the expense of other performance periods.

➢	Reasonable Pay Differential. We do not have an excessive differential in pay between our Chief Executive Officer and our next highest paid named executive officer:

Fiscal Year	Pay Differential
2012	1.87x
2011	1.84x
2010	1.87x

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Annual Risk Assessment.    In fiscal year 2012, as in previous years, the Compensation Committee concluded that our executive compensation programs do not encourage behaviors that would create risks reasonably likely to have a material adverse effect on our company.

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Low Share Utilization Rates.    In accordance with our December 2009 commitment to stockholders, we limited our average share usage to less than 3.32% of the average of our outstanding shares at each fiscal year end. Our three-year average usage rate of 2.39% was 28% under our commitment, and lower than the three year average for our comparator group (2.59%) and the three-year average for Russell 3000 Consumer Services companies in the Global Industry Classification Standard (2.70%).

➢

Reasonable Allocation of Equity Compensation.    During the three-year period ended June 30, 2012, 26% of the equity compensation grants awarded were made to our named executive officers and our Board and 74% were made to other employees.

➢	Independent Compensation Consulting Firm. The Compensation Committee benefits from its utilization of an independent compensation consulting firm which provides no other services to our company.

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No-Hedging Policy.    In accordance with the policy set by our Board, no executive officer may trade in our common stock without first obtaining approval of our General Counsel. Additionally, our employees and directors are not permitted to engage in any of the following activities with respect to our securities:

•	Purchases on margin;

•	Short sales;

•	Buying or selling put options or call options; or

•	Other “hedging” transactions (e.g., over-the-counter equity options, pre-paid forward sales, equity collars, or exchange funds).

➢

Policy Regarding Grant of Stock Options.    Stock option grants may only be made at a meeting of our Board and will generally be granted shortly following a release of financial results. Stock options may also be used as new hire, promotion or retention grants. No grants of stock options will be made when our Compensation Committee or Board is advised by our General Counsel that our executive officers are in possession of non-public information concerning our company.

➢	No Repricing of Awards. Repricing of underwater stock options and other awards is expressly prohibited without stockholder approval. The Company has not repriced any equity incentive awards.

➢	No Below Market Stock Option Grants. Our Incentive Plan prohibits any grant of stock options with exercise prices that are below the fair market value of our common stock on the date of grant.

➢

Forfeiture and Clawbacks.    Our Incentive Plan provides that awards will be forfeited and gains may have to be repaid to us by a recipient if any of the following occur during the recipient’s employment by us or within one year after termination: (i) the recipient competes with us, induces a customer, supplier, licensee or licensor to curtail business with us or solicits any employee or service provider to terminate employment with or service to us; (ii) the recipient misuses our confidential information; or (iii) the recipient fails to reasonably assist us in a legal proceeding.

➢	No Above Market Returns. We do not offer preferential or above market returns on compensation deferred by our executive officers.

➢	No Loans to our Executive Officers. We do not give personal loans to our executive officers.

➢

Limited Tax Gross Up and Single Trigger Change-in-Control Payments.    Since July 2008, we have not entered into an employment agreement or material amendment to an employment agreement with an executive officer that provided for:

•	Gross ups for taxes; or

•	Single trigger or modified single trigger change-in-control payments.

Prior to this time period, these arrangements were commonplace for executive officers of publicly traded companies. Our agreements with our named executive officers that predate July 2008 reflect the accepted practice at the time of negotiation. At this time, we do not believe it is appropriate to renegotiate the agreements that were previously entered into with our named executive officers, but we will continue to monitor these arrangements.

Fiscal Year 2012 Pay Practice Developments.    The following changes to our pay practices were instituted in fiscal year 2012:

➢

In June 2012, we revised our stock ownership guidelines to add a holding requirement for our executive officers. Our executive officers are now not permitted to sell our stock and are required to hold the net shares of stock that he or she receives or acquires through the vesting of restricted stock, deferred stock units, restricted stock units and performance-based restricted units and stock acquired through the exercise of stock options until he or she has met the applicable minimum ownership requirements in our stock ownership guidelines. In addition, once the minimum ownership level has been met, officers may not sell our stock if that sale would cause him or her to fall below the minimum ownership level described in our stock ownership guidelines.

➢	In June 2012, we revised our stock ownership guidelines to require that members of our Board hold shares equal to 500% of their annual cash retainer ($625,000).

➢	We now have the following stock ownership guidelines for members of our Board and our executive officers:

•	For our Chief Executive Officer, 500% of base salary;

•	For our President, Chief Financial Officer, Chief Operating Officer and Chief Innovation Officer, 300% of base salary;

•	For our other executive officers, 100% of base salary; and

•	For members of our Board, 500% of their annual cash retainer.

➢	In our proposed 2012 Restated Incentive Plan, we will adopt the following practices:

•	Each share we subsequently grant as a “full value award” will reduce the shares available for grant under the 2012 Restated Incentive Plan by 1.8 shares; and

•	Any awards or benefits received under the 2012 Restated Incentive Plan will be subject to any recoupment or clawback policy that may be adopted by our company.

➢	In our proposed 2012 Restated Incentive Plan, we will continue the following practices adopted under the 2009 restatement of our Incentive Plan:

•	We prohibit share recycling for stock options;

•	We prohibit repricing and cash buyouts of stock options without stockholder approval;

•	We do not have an evergreen provision for equity compensation grants; and

•	We do not allow for the accelerated vesting of equity without loss of employment.

In making our fiscal year 2012 equity grants, in addition to the stock options we customarily grant in connection with our long-term incentive program, we also granted additional stock options exercisable at $20.05, the closing price of our common stock on the date of grant, vesting over four years, to selected members of our key management including our named executive officers. Messrs. Gamache, Edidin, Schweinfurth, Pacey and Lochiatto were granted options to acquire 100,000, 50,000, 35,000, 25,000 and 35,000 shares of our common stock, respectively. In recommending the grant of these additional stock options, our Compensation Committee conferred with its compensation consultant, SH&P, and concluded that the grants were appropriate to incentivize our key management to improve overall company performance and position our company for future growth. We believe this grant will provide a strong link between the executive team and our stockholders through the shared goal of improving our stock price.

Our Compensation Philosophy and Objectives

Philosophy

Our executive compensation philosophy seeks to align executive compensation with the achievement of pre-established Company-wide performance objectives, individual performance objectives and increases in the price of our stock. In considering the elements of the compensation program, the Compensation Committee emphasizes pay for performance on a short-term and long-term basis.

Objectives

Our compensation program is designed to achieve the following objectives:

➢

Pay for Performance.    We use fixed compensation to provide our named executive officers with a competitive base salary, while encouraging peak performance with other compensation that is variable based on company-wide performance and individual performance. Our alignment of pay with performance, coupled with recent challenges in our business and stock price performance, resulted in realized pay values for our named executive officers for fiscal year 2012 ranging between 35% and 45% of the values shown in the Summary Compensation Table. See the section beginning on page 41 of this Proxy Statement for our Realized Pay Table and a more complete description of how performance has impacted realized pay.

➢

Attract and Retain Key Talented Executive Officers.    Our executive compensation program is designed to help us attract and retain talented individuals by providing compensation in amounts and structure competitive with compensation paid to individuals in similar positions at comparable businesses with similar performance.

➢

Foster Teamwork Amongst our Management Team.    We conduct an internal compensation comparison to ensure compensation levels within our company are fair and reasonable for the roles and responsibilities of our executive team.

➢

Align the Interests of our Executive Officers and our Stockholders.    We use long-term incentives such as stock options, restricted stock and equity-based performance units to encourage our executive officers to build long-term value for our stockholders.

➢

Create Incentives that Focus Executive Officers on, and Reward Them for, Achievement of Company-wide Performance Goals.    Our compensation packages for our named executive officers are designed to motivate them to devote their full energies to our success by rewarding them primarily for company-wide achievements against pre-determined goals.

➢

Create an Ownership Culture which Instills Long-Term Perspective.    Our named executive officers are encouraged to focus on long-term goals by receiving compensation in the form of equity compensation as a long-term incentive.

How We Make Compensation Decisions

The Role of Our Compensation Committee

The Compensation Committee, consisting solely of independent directors, is charged with developing compensation programs for our executive officers, including our named executive officers. The Compensation Committee is responsible for establishing, implementing and monitoring compliance with our compensation philosophy. The Compensation Committee seeks to ensure that the total compensation paid to our named executive officers is fair, reasonable and competitive. The Compensation Committee presents its recommendations for compensation to be paid to the named executive officers to our Board for approval. Although Mr. Gamache also serves as Chairman of our Board, he abstains from voting on matters that come before our Board when such matters relate to the compensation of non-employee directors or himself.

As part of the annual compensation approval process, the Compensation Committee considers the advice of management generally, the Chief Executive Officer and the Chief Financial Officer, as well as SH&P, its independent compensation consultant.

The Role of Our Management

The Compensation Committee reviews the performance and compensation of our named executive officers and establishes each of their compensation. Our Chief Executive Officer provides to the Compensation Committee, management’s recommendations on the compensation, including annual cash incentive compensation, for named executive officers other than the Chief Executive Officer. Our Chief Executive Officer

and our Chief Financial Officer assist the Compensation Committee and SH&P in determining our comparator group (as described below). Other members of management provide support to the Compensation Committee as needed. However, the Compensation Committee acts in its sole discretion. Based upon a review of performance and historical compensation, recommendations and information from members of management, and discussions with its compensation consultant, the Compensation Committee determines the compensation for the named executive officers to be recommended for Board approval.

The Role of the Compensation Committee’s Independent Compensation Consultant

When considering significant changes to the compensation program or performing periodic benchmarking analysis, our Compensation Committee has retained SH&P to review our compensation practices and to assist the Compensation Committee in assessing whether our compensation program is meeting its objectives (as described above). SH&P analyzes whether the amounts and structure of our executive officers’ compensation were appropriate relative to the amounts and structure of compensation provided by comparable companies and relative to various management positions within our company. SH&P assists with the development and assessment of our comparator group (as further described below).

SH&P provides the Compensation Committee with insight as to compensation programs and incentives used by our peers and other public companies, trends in executive compensation, pending and current legislation and the evolving policies and procedures adopted by proxy advisory services firms. The Compensation Committee again retained SH&P to assist in designing and establishing our executive compensation programs for fiscal year 2013.

Non-Binding Advisory Say-on-Pay Proposal

At our 2011 annual meeting of stockholders, 96.7% of the non-binding advisory votes cast by our stockholders were in favor of approval of the compensation of our named executive officers for fiscal year 2011 as disclosed in our Proxy Statement. Under applicable Securities and Exchange Commission rules, we are required to advise our stockholders whether we considered that vote and if so, how it affected our compensation policies. Since our fiscal year begins in July, we generally adopt our compensation program in September. Therefore, in September 2011, before we received the favorable vote of our stockholders, we adopted our fiscal year 2012 compensation program which was substantially similar to our fiscal year 2011 compensation program. In connection with our fiscal year 2012 compensation program, we have considered the overwhelmingly favorable vote from December 2012 and recently sought input from holders of more than 40% of our outstanding common stock with regard to our executive compensation practices. Based on this feedback, we have no plans to make changes to our compensation program which will remain consistent with past practices, except for salary increases and grants of equity compensation for Messrs. Edidin and Lochiatto in connection with being named President and CEO of Williams Interactive, LLC and President of WMS Gaming Inc., respectively. In addition, while we generally make awards under our long-term incentive program in September, given the limited number of shares remaining available under our Incentive Plan, we granted only the equity-based performance units in September 2012 and intend to award the stock options and restricted stock units in December 2012 if our 2012 Restated Incentive Plan is approved by our stockholders.

Risk Considerations

The Compensation Committee has reviewed our company’s compensation policies and practices and analyzed the potential business risks inherent in such policies and practices. The Compensation Committee believes that our executive compensation policies and practices do not encourage our management, including our named executive officers, to take unnecessary business risks that are reasonably likely to have a material adverse effect on our company.

Competitive Marketplace Assessment; Comparator Group

As part of our review of our executive compensation program, we periodically review executive compensation data from similar companies in order to ensure that our practices are fair and reasonable.

In our 2011 Proxy Statement, we identified a comparator group consisting of five gaming machine manufacturing and casino supply companies (Aristocrat Leisure Limited, Bally Technologies Inc., Global Cash Access Holdings, Inc., International Game Technology and Scientific Games Corporation), three software/video game companies (Red Hat, Inc., Take-Two Interactive Software, Inc. and THQ, Inc.) and five casino companies (Ameristar Casinos Inc., Boyd Gaming Corp., Isle of Capri Casinos, Inc., Las Vegas Sands Corp. and Pinnacle Entertainment, Inc.).

When considering changes to compensation for fiscal year 2013 for Messrs. Orrin Edidin and Kenneth Lochiatto due to their promotions, at the request of the Compensation Committee, SH&P reviewed last year’s comparator group and suggested several changes, which were adopted by our Compensation Committee. Specifically, we have excluded Boyd Gaming Corp. and Las Vegas Sands Corp. due to their larger revenue size and have added MTR Gaming Group, Inc. and Tropicana Entertainment, which have more comparable revenues, as well as a newly public social gaming company, Zynga, Inc. The current comparator group was selected based on industry focus and includes companies with which we compete for talent. We believe the addition of Zynga, Inc. is appropriate given our entry into social, casual and mobile gaming through the release of two social casinos being distributed on Facebook. In addition, to ensure the size appropriateness of the companies, we considered an analysis of market capitalization, revenue and similarity of broad-based product and service offerings. Our comparator group now consists of:

➢	Five gaming machine manufacturing and casino supply companies:

•	Aristocrat Leisure Limited

•	Bally Technologies Inc.

•	Global Cash Access Holdings, Inc.

•	International Game Technology

•	Scientific Games Corporation

➢	Four software/video game companies:

•	Red Hat, Inc.

•	Take-Two Interactive Software, Inc.

•	THQ, Inc.

•	Zynga, Inc.

➢	Five casino companies:

•	Ameristar Casinos Inc.

•	Isle of Capri Casinos, Inc.

•	MTR Gaming Group, Inc.

•	Pinnacle Entertainment, Inc.

•	Tropicana Entertainment, Inc.

We believe gaming machine manufacturer and supply companies and casinos are appropriate comparators because in addition to other common factors, their officers are subject to the unique and rigorous requirements for licensure by gaming regulators that also apply to our officers. Such requirements include extensive background investigations and disclosure of financial and other personal information by our officers and their immediate families. We also believe the companies selected for our comparator group are an appropriate size since they have revenues ranging from 62% to 284% of our revenues. If International Game Technology is excluded, the range of revenues in the comparator group is 62% to 176% of our revenues. However, we believe it is appropriate to include International Game Technology as a comparator since it is a direct competitor with our business. Of these companies, we routinely and most directly compete with the gaming machine manufacture and casino supply companies, including International Game Technology, to attract and retain talent. After analyzing the comparator group data and the report by SH&P, the Compensation Committee concluded that our compensation program for our named executive officers is well balanced and strongly performance oriented.

Elements of Executive Compensation

General

Our Compensation Committee, with SH&P’s assistance, has recommended, and our Board has approved the forms of compensation for our named executive officers and the amounts allocated to each form. The forms of compensation were chosen from among those generally used by other public companies that also fit, in the views of our Compensation Committee and our Board, the needs of our company. The amounts that could be earned in total and as allocated among the forms of compensation were considered by our Compensation Committee and our Board to be appropriate to motivate our named executive officers to perform at a high level and to align their interests with the interests of our stockholders.

Four Forms of Compensation

The compensation packages for our named executive officers primarily consist of the following four forms of compensation:

➢

Base Salary.    We pay a base salary to provide our named executive officers, like our other employees, with financial stability, and the base salary acts as a base upon which performance-based compensation may be calculated;

➢

Annual Incentive Awards.    We provide an opportunity to earn an annual cash bonus incentive award in order to provide our named executive officers, like our other employees, with short-term performance incentives;

➢

Long-Term Incentive Awards.    We use long-term equity awards to provide our named executive officers, along with a selection of our key employees, with long-term performance and retention incentives; and

➢

Other Benefits.    We provide our named executive officers with other benefits that we believe are appropriate, including deferred compensation plans, change-in-control and severance benefits, retirement savings plans and perquisites and other personal benefits, which are available to a selection of our other employees.

The chart below reflects the allocation of target compensation for fiscal year 2012 between salary, annual cash incentive awards (target bonus), annual long-term incentive awards (long-term equity) at grant date value and additional long-term incentive awards granted in September 2011 (additional options) at grant date value.

Focus on Pay for Performance

Each of our named executive officers has a high degree of influence on our performance and therefore, in comparison to other employees, has a lower percentage of compensation that is fixed and a greater percentage that is variable in amount and at risk based on the price of our stock and/or dependent on our financial performance or his individual performance.

Fixed Compensation

Base Salary

Our Compensation Committee assesses base salary increases from year-to-year on a discretionary basis with a view toward rewarding individual performance and making adjustments for marketplace conditions.

Generally, salary increases for all employees, including the named executive officers, are tied to the annual performance review cycle which we undertake each year at the end of our fiscal year. Individual performance is evaluated in a review process which compares individual performance against our core values, leadership criteria and unique, pre-approved fiscal year goals for each named executive officer. Based on each individual’s performance rating in the prior fiscal year, he or she is given a salary increase reflecting his or her individual contributions. Mr. Gamache’s performance is reviewed by the Compensation Committee and the Board.

Mr. Gamache provided the Compensation Committee with a subjective numerical rating reflecting each named executive officer’s overall success in meeting his core value, leadership and personal goals during fiscal year 2011. The numerical rating was intended to inform our Compensation Committee of the relative success of each named executive officer compared to each other named executive officer in meeting his personal goals. Additionally, Mr. Gamache provided the Compensation Committee with a specific recommendation for base salary increases for Messrs. Edidin, Schweinfurth, Pacey and Lochiatto taking into account such performance ratings and factoring in market adjustments based on the comparative salary information provided by SH&P. For fiscal year 2012 salary increases, as part of this performance review process, the Compensation Committee accepted the base salary increase recommendations of Mr. Gamache. At the same time, the Committee determined the amount of the base salary increase in fiscal year 2012 for Mr. Gamache based upon its subjective judgment as to the success of Mr. Gamache in meeting or exceeding expectations for his personal goals. Due to the weaker company performance in fiscal year 2011, the salary increases which were effective in January 2012 for all named executive officers were limited to 2%. All determinations of the Compensation Committee were submitted to and approved by our Board.

Variable Compensation

Annual Cash Bonus

General

Annual cash bonuses are intended to provide short-term incentives to our named executive officers to attain and potentially exceed certain pre-established performance goals. Our Compensation Committee considers recommendations from SH&P, our Chief Executive Officer and Chief Financial Officer, regarding the structure and amounts of the corporate performance-based components of the variable portion of our named executive officers compensation program, including the creation of numeric tables to be used for determining the portion of the annual cash bonus based on corporate performance that would be earned by our named executive officers for each level of performance at and above the minimum threshold goals through the maximum goals. Based upon that input and our business plans for the applicable fiscal years, which were prepared by our management in the ordinary course and approved by our Board, the Compensation Committee recommends, and the Board reviews and approves our fiscal year cash bonus tables. New performance tables for our named executive officers’ bonus program are established by the Compensation Committee and approved by our Board for each fiscal year. As our financial performance did not meet both of the minimum threshold goals for fiscal 2012, none of our named executive officers received a cash bonus.

Fiscal Year 2012 Formulas for Calculating Annual Cash Bonuses

In establishing the annual cash bonus incentive plan for fiscal year 2012 for our Chief Executive Officer, 100% of his annual bonus calculation was to be based on Board-approved corporate performance goals. For our other named executive officers, the annual cash bonus calculations were divided into two components (i) a portion to be based upon Board-approved corporate performance goals (the “corporate component”) and (ii) a portion to be based upon their performance against pre-established, individual goals (the “individual component”). When calculating such cash bonuses, if corporate performance and individual performance were both at the same level (whether threshold, target or maximum, or somewhere in between these amounts), the corporate component would be 75% of the total cash bonus awarded and the individual component would be 25%. The annual cash bonuses are paid from a bonus pool established for distribution to all employees, including our named executive officers. The bonus pool accrues over the fiscal year. After the close of the fiscal year, the accrued bonus pool is allocated first to pay contractual, guaranteed-by-law and non-discretionary bonuses. The balance is then allocated first to the members of our executive committee, with the remainder allocated to the rest of our employees at the discretion of our Chief Executive Officer, with the approval of our Compensation Committee, provided that payments to our named executive officers are determined by our Board, upon recommendations of our Compensation Committee, and our named executive officers and other members of our senior management may not be paid the corporate component of their bonuses in an amount that exceeds the amount determined in accordance with the applicable Board-approved corporate performance tables. In order for our named executive officers to achieve their maximum bonus potential, the named executive officers eligible to receive a portion of their bonus based on individual performance would have to perform in an outstanding manner as to each of their individual performance objectives and our company would have to significantly exceed its financial performance goals. In order for our Chief Executive Officer to achieve his maximum bonus potential, our company would have to significantly exceed its financial performance goals.

Fiscal Year 2012 Corporate Performance Metrics

For fiscal year 2012, we developed numeric bonus tables from which to determine the amount of the portion of the annual bonuses that is based on corporate performance payable to our named executive officers: one table applicable to our Chief Executive Officer, one table applicable to our President, and the third table applicable to our other three named executive officers (together, the “Performance Tables”). While the revenue and earnings per share (EPS) goals for our named executive officers’ annual cash bonuses are the same, the tables and therefore the threshold, target and maximum cash bonus as a percentage of salary vary among the named executive officers based on each officers’ roles and responsibilities.

Each Performance Table has revenue on the horizontal axis beginning with the threshold goal amount and each of the ten succeeding levels based on an increased revenue amount up to the maximum revenue amount. On the vertical axis, each Performance Table has ten levels of EPS beginning with the threshold goal amount and each of the nine succeeding levels based on an increased amount of EPS up to the maximum amount. The payout percentage amounts included in the Performance Tables were subjectively determined by our Compensation Committee, after consultation with SH&P and our management.

We have constructed the cash bonus performance tables to provide higher rewards for exceeding targeted goals as this best aligns our named executive officers’ interests with the interests of our stockholders. For example, the Performance Table applicable to our Chief Executive Officer’s cash bonus for fiscal year 2012 provided that achieving but not exceeding the threshold revenue and earnings per share goals would have resulted in our Chief Executive Officer receiving a bonus of 73% of his base salary; achieving the target revenue and earnings per share goals would have resulted in our Chief Executive Officer receiving a cash bonus of 100% of salary; while achieving the maximum goals would have resulted in a cash bonus of 280% of his salary thereby better rewarding performance for achievement over target goals. Having the percentage of salary paid as a cash bonus increasing only 27% for performance at the target goals compared to the threshold goals, but then having the percentage of salary paid as a cash bonus increasing by 180% for achieving a comparable dollar increase in financial performance compared to the target goals, demonstrates our philosophy of rewarding our named executive officers with a higher level cash bonus for superior financial performance, as further illustrated in the following chart:

	Fiscal Year 2012 Revenue Goal			Fiscal Year 2012 Earnings Per Share Goal			Fiscal Year 2012 Potential Payout to CEO (% of base salary)
Threshold	$657 million	} }	18% increase 18% increase	$1.33	} }	25% increase 18% increase	73%	} }	27 basis point increase 180 basis point increase
Target	$773 million			$1.66			100%
Maximum	$912 million			$1.96			280%

At the conclusion of our fiscal year, the amount of the corporate performance component of the cash bonus amount payable based on the financial performance tables is calculated, and our Compensation Committee has the discretion to decrease, but not increase, the amount of such corporate performance component actually paid. Our financial results as reported in our audited Consolidated Financial Statements included in our Annual Report on Form 10-K are used to determine the applicable percentage payout in accordance with the previously approved performance tables.

The revenue and earnings per share goals for fiscal year 2012 reflected in our named executive officers’ performance bonus tables were established based on our fiscal year 2012 business plan prepared by our management in the ordinary course and reviewed and approved by our Board in September 2011. The bonus tables had a minimum performance threshold of 85% of our budgeted (target) revenues and 80% of our budgeted (target) earnings per share, which if either minimum threshold goal was not achieved would result in no bonus payment. For fiscal year 2012, we achieved less than the threshold earnings per share goal and therefore, we did not pay out any corporate component bonus. In addition, our Chief Executive Officer recommended to our Compensation Committee, which accepted the recommendation, that no cash bonus related to achievement of individual performance goals be paid to any of our named executive officers or executive committee members, in order to allow 100% of the bonus pool to be allocated to recognize the contributions of our employees below the executive level. The fiscal year 2012 corporate performance goals and potential bonus payouts provided for in our bonus tables for our named executive officers (NEOs) and actual corporate performance and bonus payouts are set forth in the following chart:

Potential
	Revenue Goal	Earnings Per Share Goal	Payout to CEO (% salary)	Payout To President (% of 75% of salary)	Payout to Other NEOs (% of 75% salary)
Threshold	$657 million	$1.33	73%	62%	55%
Target	$773 million	$1.66	100%	85%	75%
Maximum	$912 million	$1.96	280%	225%	225%

Actual
	Revenue	Earnings Per Share	Payout to CEO (% salary)	Payout To President (% of 75% of salary)	Payout to Other NEOs (% of 75% salary)
	$690 million	$1.15	0%	0%	0%

Fiscal Year 2012 Individual Performance Metrics

With the exception of our Chief Executive Officer, our named executive officers set individual performance goals with their manager at the beginning of each fiscal year. Individual performance is then evaluated against such goals following the end of our fiscal year in connection with awarding any discretionary cash bonus and salary increases. While our named executive officers’ performance was evaluated in terms of core competencies, leadership and the following individual goals for fiscal year 2012, the decision to not pay a discretionary cash bonus in August 2012 was based on company performance more than individual performance:

Mr. Edidin:    successfully launch new products; successfully implement organizational changes; improve ratability in shipping; achieve budgeted performance metrics; expand channels of distribution; execute on social gaming initiatives; and continue relationship enhancement initiatives with customers.

Mr. Schweinfurth:    achievement of fiscal year 2012 budget; execute on business process transformation project (software upgrade); successfully implement organizational changes; achieve margin targets for the fiscal year; successfully complete construction projects on time; replace expiring credit facility; and develop plan to grow operating margins and improve return on invested capital.

Mr. Pacey:    continue to develop innovative content and create product plan over multiple years; achieve budgeted performance metrics; support continuing relationship enhancement initiatives with customers; support new market and business initiatives including social gaming; and develop an innovation strategy to position our company for future growth.

Mr. Lochiatto:    achieve revenue, margin and working capital goals; achieve ratability in shipping goals; execute on business process transformation project (software upgrade); continue to drive product quality improvements; and continue to evolve supply chain strategy including global sourcing initiatives.

No discretionary cash bonuses were awarded to our named executive officers for fiscal 2012 in spite of their individual performance due to the recommendation of our Chief Executive Officer that 100% of the bonus pool be allocated to recognize the contributions of our employees below the executive level. Individual performance against these goals will be considered in connection with salary increases in January 2013.

Long-Term Incentive Compensation

We have implemented a long-term incentive program consisting of equity compensation covering rolling three-year periods to coincide with our three-year business plans. Long-term incentives for our named executive officers are granted under our Incentive Plan. We use various types of long-term incentives to align the interests of our executive officers with our stockholders’ interests, reward future performance and encourage retention. We have granted the following types of awards as long-term incentives:

➢

Stock options, which typically vest over three or four years, increase in value only if the market price of our common stock increases in value after the grant date and may terminate within 90 days if the employee leaves our employ.

➢

Restricted stock and restricted stock unit grants, which typically vest over three or four years, provide greater value if the market price of our common stock increases in value and may be forfeited if the employee leaves our employ before vesting.

➢

Equity-based performance units, which are only payable following the performance measurement date set at the time of grant to be typically three years in the future, provide a payout which varies based on our actual financial performance against certain pre-established financial goals, increase in value as the market price of our stock increases in value and may be forfeited if the employee leaves our employ before the performance measurement date. Equity-based performance units are payable in stock in an amount equal to a percentage of the number of units granted. Our Compensation Committee receives recommendations from SH&P, our Chief Executive Officer and our Chief Financial Officer, to establish the financial goals and related payout percentages. Based upon that input and our business plans for the applicable fiscal years, which are prepared by our management in the ordinary course and approved by our Board, the Compensation Committee recommends, and the Board reviews and approves a unique equity-based performance unit table for grants made each fiscal year. For fiscal years 2010, 2011 and 2012, the payout percentages ranged from: (i) nothing to the extent certain minimum threshold goals are not met, (ii) a percentage from 60% to 99% for the achievement and surpassing of the threshold goals up to but not including achievement of the target goals, (iii) 100% of the granted amount if the target goals are met, to (iv) a percentage more than 100% and up to 200% of the granted amount to the extent the target goals are exceeded.

The value granted to each of our named executive officers was equal to a percentage of his salary, which percentage was dependent on the individual’s position and level of responsibility and such value was divided equally between each of the three equity components. The amounts of compensation provided under our long-term incentive program are determined by our Board, pursuant to recommendations of our Compensation Committee and SH&P.

Fiscal Year 2012 Long-Term Incentive Grants

For fiscal year 2012, our Board acting upon the recommendation of the Compensation Committee, divided the value of the equity compensation being awarded equally among three forms:

➢	Stock options: Fiscal year 2012 stock options (“2012 Options”) were awarded to all named executive officers with a vesting period of three years;

➢

Equity-based performance units:    Fiscal year 2012 performance stock units (“2012 PSUs”) were awarded to all named executive officers with a performance measurement date of June 30, 2014 and performance goals based on earnings per share and revenues for the aggregate of the three years ended June 30, 2014; and

➢	Restricted stock units: Fiscal year 2012 restricted stock units (“2012 RSUs”) were awarded to all named executive officers with a vesting period of four years.

The below table indicates the quantity of 2012 Options, 2012 PSUs and 2012 RSUs awarded to each named executive officer under our long-term incentive program:

Executive	2012 Options Granted	2012 PSUs Granted	2012 RSUs Granted
Brian R. Gamache	77,500	31,696	31,696
Orrin J. Edidin	45,723	18,700	18,700
Scott D. Schweinfurth	33,255	13,601	13,601
Larry J. Pacey	32,183	13,162	13,162
Kenneth Lochiatto	25,935	10,607	10,607

For additional details on these long-term incentive grants and other grants made in fiscal year 2012, please see the Outstanding Equity Awards at Fiscal Year-End table beginning on page 51 of this Proxy Statement.

Alignment of Pay and Performance

As described above, our compensation program is designed to align the interests of our named executive officers with our stockholders and to reward achievements against pre-determined goals. Other than base salary, which in fiscal year 2012 constituted approximately 24% (20% for our CEO and 26% for our other named executive officers) of the target compensation for our named executive officers, the actual realization of target compensation by our named executive officers is largely dependent upon achievement of target revenue and earnings per share and improvements in the price of our stock.

In both fiscal year 2011 and fiscal year 2012, our financial results fell significantly below our internal targets. As a result, and as our compensation program was designed to do, the compensation actually realized or realizable by our named executive officers for those years was substantially less than their target compensation, and as an example, none of the named executive officers received an annual cash bonus for either fiscal year 2011 or fiscal year 2012.

For fiscal years 2011 and 2012, the aggregate total cash compensation (consisting of base salary and cash bonus) actually paid to our chief executive officer was 50% less than the target cash compensation for such compensation components for both years and 44% less for our other named executive officers.

We also did not meet the minimum threshold performance goals for the equity-based performance units for the three year period ended June 30, 2012 (for which performance goals were set in September 2009) and as a result no shares were issued. Moreover, based on our current estimates of the probable outcome of the performance conditions, we believe that we will not meet the minimum threshold performance goals for the equity-based performance units for the three year periods ending June 30, 2013 (for which performance goals were set in September 2010) and June 30, 2014 (for which performance goals were set in September 2011) and as a result no shares are expected to be issued.

As a result of not achieving these performance goals and our declining stock price, at June 30, 2012, the value of the equity compensation awarded to our named executive officers in fiscal years 2011 and 2012 was less than the date of grant value determined in the manner set forth in the Summary Compensation Table. The chart below shows the alignment of our compensation program with our performance for fiscal year 2011 and fiscal year 2012, reflecting the decline in value of the equity compensation granted to our named executive officers in September of 2010 and 2011 from the date of grant to June 30, 2012, consisting of:

➢

Restricted stock units—valued using the closing price of our stock on the date of grant compared to the closing price of our stock on June 30, 2012 (without deducting any stock that may have been withheld to cover taxes);

➢

Equity-based performance stock units—valued using the closing price of our stock on the date of grant assuming a targeted payout of 100% compared with no value on June 30, 2012 based on current estimates that no payout will be made due to expectation that the threshold performance goals will not be met; and

➢

Stock options—valued using the Black-Scholes stock option valuation method as of the date of grant compared to no value as of June 30, 2012 as the closing price of our common stock on June 30, 2012 was below the stock option exercise prices of these grants.

This reduction in expected value is consistent with our financial performance being less than expected.

The following chart also illustrates the alignment of our named executive officers’ pay with our financial performance. This chart shows (1) the percentage by which the value of our named executive officers’ compensation (calculated by combining base salary paid, cash bonus paid and the June 30, 2012 value of the equity compensation granted for both fiscal year 2011 and 2012 calculated as described above) fell from the target compensation consisting of base salary, target cash bonus and grant date value of the equity compensation for such fiscal years, compared to the decline from fiscal year 2010 to fiscal year 2012 in (2) revenues and (3) earnings per share and (4) the decline in stock price from June 30, 2010 to June 30, 2012.

Additionally, our ownership guidelines align the interests of our named executive officers with our stockholders and insure that our named executive officers have and remain invested in our stock. The impact of a decrease in our stock price to our named executive officers can be great in the case of stock options, which can become valueless even though our stock retains value. Furthermore, our named executive officers can experience a loss of value of equity-based performance stock as a result of our financial performance, which can become valueless if certain minimum financial performance thresholds are not met.

From June 30, 2010 to June 30, 2012, the aggregate value of equity, including unvested restricted stock units and vested, in-the-money stock options, held by our named executive officers on June 30, 2010 declined by 76%, or an aggregate decrease in value of over $19.4 million when calculated as described above on June 30, 2012. The following chart illustrates the decline in equity value experienced by each of our named executive officers from June 30, 2010 to June 30, 2012:

Fiscal Year 2013 Pay Practice Developments

In connection with consolidating all of our online, social, casual and mobile gaming initiatives under a unified management team in July 2012, the roles of Messrs. Edidin and Lochiatto changed. Mr. Edidin was named President and Chief Executive Officer of the newly formed Williams Interactive LLC, which is expected to further focus and leverage our resources to actively participate in the significant growth potential from the convergence of land-based casino gaming with interactive gaming. Mr. Edidin’s annual salary was increased to $780,590 in connection with his new role. Already serving as Chief Operating Officer of WMS Gaming Inc., Mr. Lochiatto was named President and Chief Operating Officer of that subsidiary. Mr. Lochiatto’s annual salary was increased to $525,000 to reflect his expanded responsibilities. Additionally, Messrs. Edidin and Lochiatto’s potential bonus structure was changed with Mr. Edidin’s maximum potential cash bonus being increased from 225% to 280% of his salary. Both salary and bonus potential increases were recommended by our Compensation Committee and approved by our Board. In September 2012, Messrs. Edidin and Lochiatto were also each awarded $250,000 in equity-based performance units and $250,000 in restricted stock units in connection with their promotions.

Realized Pay Table: How Demonstrated Performance Impacts Realized Pay

Because our compensation program is designed to align pay and performance, the amounts actually realized by our named executive officers:

➢	Vary based on operational, stock price and personal performance, and

➢	Are different from the grant date values of these awards shown on the Summary Compensation Table.

Realized pay for salary, bonus and stock awards for fiscal year 2012 was equal to 35% of the values shown in the Summary Compensation Table for our CEO and between 41 to 45% for our other named executive officers.

The table below shows compensation realized by each named executive officer in fiscal year 2012, based on performance or vesting periods ending in this year. For purposes of this presentation, realized pay includes, in addition to salary, which is a fixed component of each named executive officer’s total compensation, the following incentive pay elements that were earned or vested in fiscal year 2012:

➢

Bonus.    Based on fiscal year 2012 performance more completely described in the section entitled “Annual Cash Bonus” beginning on page 34 of this Proxy Statement, we did not pay any cash bonuses to our named executive officers for performance in fiscal year 2012.

➢

Stock options (Options).    Stock options increase in value only if the market price of our common stock increases in value after the date of grant. In fiscal year 2012, the final tranche of the September 2008 award, the second tranche of the September 2009 award, and first tranche of the September 2010 award all vested. On the date of vest, each of these awards was significantly out-of-the money, meaning that the exercise price was well below the stock price on the date of grant and would result in no value if exercised on the vesting date.

➢

Equity-based performance stock units (PSUs).    Although equity-based performance stock units granted in September 2009 vested on June 30, 2012, because the minimum threshold performance goals were not met, no shares were earned or issued.

➢

Restricted stock units (RSUs).    Restricted stock units provide greater market value if the market value of our common stock increases in value. In fiscal year 2012, the final tranche of the September 2007 award, the third tranche of the September 2008 award, the second tranche of the September 2009 award, and the first tranche of the September 2010 award all vested. Due to a decline in stock price, as of the vesting dates the values of these shares are less than their values on the date of grant.

	Realized Pay in Fiscal 2012
	Salary	Bonus (a)	Options (b)	PSUs (b)	RSUs (b)	Total	% of Reported (c)
Brian R. Gamache	$962,797	$0	$0	$0	$334,314	$1,297,111	35%
Orrin J. Edidin	$649,163	$0	$0	$0	$259,752	$908,915	41%
Scott D. Schweinfurth	$569,842	$0	$0	$0	$141,948	$711,790	42%
Larry J. Pacey	$551,460	$0	$0	$0	$151,193	$702,653	45%
Kenneth Lochiatto	$444,400	$0	$0	$0	$132,685	$577,085	42%

(a)	Reflects amounts earned based on fiscal 2012 performance.
(b)	Amounts shown represent the aggregate value of all stock options and stock awards that vested during the fiscal year. The value of vested stock options is calculated by multiplying the number of shares vested by the difference between the exercise price and the closing price of our common stock on the vesting date without regard to actual option exercise activity. The value of vested stock awards is calculated by multiplying the number of shares vested by the closing price of our common stock on the vesting date.
(c)	Reflecting the percentage of the total compensation reported in the Summary Compensation Table excluding Change in Pension Value and All Other Compensation.

Additional Compensation Elements

Change-in-Control, Termination, Retirement or Other Post-Employment Benefits

We offer our named executive officers post-employment benefits in order to provide these individuals with security and reasonable compensation upon a termination of employment, and to ensure the continued commitment of employees in the event of a potential or actual change-in-control.

We have entered into the following types of post-termination arrangements with our named executive officers:

Deferred Compensation Plans

As part of our compensation package, we allow our named executive officers to participate in a qualified 401(k) deferred compensation plan that is available to all of our employees generally and a supplemental non-qualified deferred compensation plan that is available to our highly compensated employees, both of which may provide for post-employment benefits. See “All Other Compensation” under “Executive Compensation” below.

Prior to Mr. Pacey’s promotion in July 2008, upon the recommendation of the Compensation Committee, our Board approved a special compensation arrangement designed to retain Mr. Pacey as an employee for at least ten years. Mr. Pacey and our company have entered into a ten-year Deferred Compensation Agreement, dated January 27, 2007, which is subject to the terms of our Non-Qualified Deferred Compensation Plan. Under this Agreement, we make additional employer contributions for the benefit of Mr. Pacey, in the amount of $100,000 per year, which contributions are deposited into a separate employer contribution account. Mr. Pacey will not vest in these contributions unless he remains continuously in our employ until at least February 1, 2017; provided however, if Mr. Pacey’s employment is terminated prior to the vesting date as a result of death, disability or termination by our company, other than for cause, he will become 100% vested in the amounts then in the separate employer contribution account and our obligation to make contributions shall cease on the date of any such termination. See “Non-Qualified Deferred Compensation Table” under “Executive Compensation” below.

Potential Payments Upon Termination of our Named Executive Officers

Mr. Gamache’s employment agreement provides for termination benefits payable to Mr. Gamache upon termination of his employment under certain circumstances. See “Employment Agreements” and “Pension Benefits” below.

Under our employment agreements with Messrs. Gamache, Edidin, Schweinfurth, Pacey and Lochiatto under certain circumstances such as disability, death, termination without cause and/or termination with good reason, we also provide separation payments and accelerated vesting of equity compensation awards. In exchange, such executive officers have agreed not to compete with us for defined periods of time. See “Employment Agreements” below.

Potential Change-in-Control Payments

Additionally, our Board, upon the recommendation of our Compensation Committee, has approved employment agreements which provide that a change-in-control may trigger certain benefits to certain of our named executive officers. It is our belief that providing benefits to our named executive officers in the face of a change-in-control will help us retain these executive officers and ensure their objectivity in connection with any potential transaction. Certain of our equity compensation plans and related grant agreements provide for accelerated vesting of equity compensation awards in the event of a change-in-control. Furthermore, pursuant to our employment agreements with Messrs. Gamache, Edidin, Schweinfurth, Pacey and Lochiatto, we may accelerate their equity compensation awards and make certain payments to them as a result of a change-in-control. Additionally, for Messrs. Gamache, Edidin and Schweinfurth, we may make certain income tax gross up payments as a result of a change-in-control and termination of their employment, which were common compensation practices at the time we entered into these agreements, and we have not modified such agreements since fiscal year 2008. These payments and benefits are described in more detail under “Potential Payments Upon Termination or Change-in-Control” beginning on page 55 of this Proxy Statement.

Additional Information

Stock Ownership Guidelines

In order to keep our executive officers’ interests aligned with our stockholders, our Board adopted and last updated in June 2012, stock ownership guidelines for our executive officers and senior management of our company. These guidelines provide:

➢	Our Chairman and Chief Executive Officer is expected to own stock equal in value to five times his base annual salary;

➢	Our President and each of our Executive Vice Presidents are each expected to own stock equal in value to three times his respective base salary;

➢	Each other executive officer is expected to own shares of or common stock equal in value to his or her respective base salary; and

➢	Such officers are expected to refrain from selling any shares of our common stock if he is she is, or the sale would cause him or her to fall, below the minimum ownership level described above.

Under the guidelines, deferred stock units, restricted stock, restricted stock units and performance-based restricted stock units count toward meeting the requirements, but unexercised stock options and equity-based performance units do not.

Tax and Accounting Considerations

When determining the types and amount of compensation awarded to our named executive officers, our Compensation Committee and our Board consider not only the needs of the employees and our goals, but also the accounting and tax ramifications of such compensation on our company.

Accounting Ramifications

The impact of accounting for equity-based compensation is considered by the Compensation Committee when evaluating our compensation plans. Beginning on July 1, 2005, we began accounting for equity-based payments, including awards granted under our Incentive Plan, in accordance with FASB ASC Topic 718 “Share Based Compensation.”

Tax Ramifications

Section 162(m) of the Internal Revenue Code generally provides that publicly-held corporations will only be able to deduct, for income tax purposes, compensation paid to the Chief Executive Officer or other named executive officers (excluding our Chief Financial Officer) in excess of $1,000,000 per year if it is paid under qualifying performance-based compensation plans approved by stockholders. Compensation as defined by Section 162(m) includes, among other things, base salary, incentive compensation not provided under our Incentive Plan, time-vested restricted stock or restricted stock units and gains on stock option transactions when the exercise price on the grant date is below the fair market value of the underlying stock on that date. To the extent that compensation of any of our named executive officers, such as salary, time-vested restricted stock and individual performance-based bonuses, does not meet the Section 162(m) qualifications for deductibility and exceeds $1,000,000 in the aggregate in a particular year, we will not be able to deduct such excess for income tax purposes.

Under our Incentive Plan, which has been approved by our stockholders, equity-based performance units and performance-based incentive compensation including cash bonuses based on achievement of corporate performance that have been granted or paid to our named executive officers under the plan should qualify under Section 162(m) and be fully deductible by us. All stock options granted to date have an exercise price at least equal to 100% of the fair market value of the underlying stock on the date of grant, and all equity-based incentive awards, except time-vested restricted stock and restricted stock units, have been conditioned on achievement of performance goals intended to qualify as performance-based compensation. We believe the portion of our annual cash bonuses that are payable based on corporate performance for our named executive officers should qualify as performance-based compensation as granted under our Incentive Plan.

The Compensation Committee considers, on a case-by-case basis, how Section 162(m) will affect our compensation plans and contractual and discretionary cash compensation. The Compensation Committee also considers it important to retain flexibility to design compensation programs that recognize a full range of criteria important to our success, even where compensation payable under the programs may not be fully deductible.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis that appear herein. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated into our Annual Report on Form 10-K for fiscal year 2012.

This report is respectfully submitted by the Compensation Committee of the Board:

Patricia M. Nazemetz (Chair)

Robert J. Bahash

Edward W. Rabin, Jr.

SUMMARY COMPENSATION TABLE

The Summary Compensation Table below and accompanying narrative disclosures provide compensation information for our named executive officers for fiscal years 2012, 2011 and 2010 including actual salary, non-equity incentive plan compensation paid and the grant date value of equity compensation awards made. Note as explained on pages 38 thru 40, the actual value realized or realizable related to equity compensation grants for fiscal year 2011 and fiscal year 2012 is expected to be substantially below the grant date values presented below:

Name and Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Stock Option Awards ($) (3)	Non-Equity Incentive Plan Compensation Awards ($) (4)	Change in Pension Value ($) (5)	All Other Compensation ($) (6)	Total ($)
Brian R. Gamache	2012	962,797	—	1,271,010	1,487,306	—	401,448	72,749	4,195,310
Chairman and Chief	2011	945,790	—	1,271,024	635,512	—	401,448	144,115	3,397,889
Executive Officer	2010	918,139	—	1,233,464	616,732	1,406,179	401,448	181,368	4,757,330

Orrin J. Edidin	2012	649,163	—	749,870	800,846	—	—	45,604	2,245,483
President	2011	636,883	—	749,850	374,925	—	—	88,650	1,850,308
	2010	615,346	130,743	724,510	362,255	601,500	—	110,264	2,544,618

Scott D. Schweinfurth	2012	569,842	—	545,400	570,836	—	—	47,191	1,733,269
Executive Vice President, Chief Financial Officer and Treasurer	2011	558,358	—	545,360	272,680	—	—	79,532	1,455,930
	2010	537,489	192,037	524,186	262,093	463,646	—	92,105	2,071,556

Larry J. Pacey	2012	551,460	—	527,796	476,879	—	—	142,733	1,698,868
Executive Vice President, Global Products and Chief Innovation Officer	2011	539,000	—	527,806	263,903	—	—	168,546	1,499,255
	2010	514,615	114,625	502,666	251,333	444,416	—	168,377	1,996,032

Kenneth Lochiatto	2012	444,400	—	425,340	510,797	—	—	48,856	1,429,393
Executive Vice President and Chief Operating Officer	2011	429,231	—	425,366	212,683	—	—	84,139	1,151,419
	2010	393,269	75,000	386,388	193,194	341,859	—	83,442	1,473,152

(1)	Bonus: For fiscal year 2010, a portion of our named executive officers’ cash bonus, other than Mr. Gamache’s, was awarded on a discretionary basis based on achievement of individual performance goals. The amount of such discretionary bonus is included in the Summary Compensation Table above under “Bonus” and is not included in the Plan-Based Awards Table. The balance of each named executive officers’ cash bonus was awarded under our Incentive Plan and is included above under “Non-Equity Incentive Plan Compensation Awards.” Our named executive officers did not receive any bonus for fiscal years 2012 and 2011.
(2)	Stock Awards: This column reflects the aggregate grant date fair value of the restricted stock units and equity-based performance units granted under our long-term incentive program in fiscal years 2012, 2011 and 2010, computed in accordance with FASB ASC Topic 718 “Share Based Compensation,” disregarding for this purpose the estimated forfeitures relating to service-based vesting conditions. Values for restricted stock units are computed at the closing trading price of our common stock on the grant date. Although the probable outcome of performance conditions will vary over time, the Securities and Exchange Commission rules require that we report in this column the value based on the probable outcome as of the time of the grant which are the target values which provide for a payout in an amount equal to a 100% of the number of units granted upon achievement of the specified financial goals. The restricted stock and equity-based performance units reflected above for fiscal year 2012 are described in greater detail under “Grants of Plan-Based Awards” below.
(3)	Stock Option Awards: This column reflects the aggregate grant date fair value of stock option awards granted in fiscal years 2012, 2011 and 2010, calculated using the closing trading price of our common stock on the grant date and the Black-Scholes option pricing method, as further described in Note 2, “Principal Accounting Policies”—to our Consolidated Financial Statements in our Annual Report on Form 10-K for fiscal year 2012. These stock option awards for fiscal year 2012 are described in greater detail under “Grants of Plan-Based Awards” below.

(4)	Non-Equity Incentive Plan Compensation Awards: This column reflects cash bonuses awarded under our Incentive Plan to Messrs. Gamache, Edidin, Schweinfurth, Pacey and Lochiatto in accordance with previously approved bonus performance tables and calculated based on our actual financial performance. Our named executive officers did not receive any cash bonuses under our Incentive Plan for fiscal years 2012 and 2011. For fiscal year 2010, for all but Mr. Gamache, each named executive officer also had a portion of his cash bonus determined based on the achievement of individual performance goals. For greater detail for fiscal year 2010 awards see “Additional Information Concerning Summary Compensation and Grants of Plan-Based Awards Tables—Bonuses” below.
(5)	Change in Pension Value: This column represents the change from June 30, 2011 to June 30, 2012, June 30, 2010 to June 30, 2011, and June 30, 2009 to June 30, 2010 in the present value of the benefits to which Mr. Gamache will become entitled upon termination of his employment in accordance with his employment agreement. See “Pension Benefits” below.
(6)	All Other Compensation: See “Additional Information Concerning Summary Compensation and Grants of Plan-Based Awards Tables—All Other Compensation” below.

GRANTS OF PLAN-BASED AWARDS

The following table sets forth each Grant made to the named executive officers in fiscal year 2012 under our Incentive Plan.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares or Units of Stock (#) (3)	All Other Stock Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Stock Option Awards ($/Sh) (4)	Grant Date Fair Value of Stock and Stock Option Awards ($) (5)

		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Brian R. Gamache	9/15/2011	695,883	953,265	2,669,142
					19,018	31,696	63,392				635,505
								31,696			635,505
									177,500	20.05	1,487,306

Orrin J. Edidin	9/15/2011	304,849	417,939	1,106,308
					11,220	18,700	37,400				374,935
								18,700			374,935
									95,723	20.05	800,846

Scott D. Schweinfurth	9/15/2011	237,387	323,710	971,129
					8,161	13,601	27,202				272,700
								13,601			272,700
									68,255	20.05	570,836

Larry J. Pacey	9/15/2011	229,730	313,268	939,803
					7,897	13,162	26,324				263,898
								13,162			263,898
									57,183	20.05	476,879

Kenneth Lochiatto	9/15/2011	185,130	252,450	757,350
					6,364	10,607	21,214				212,670
								10,607			212,670
									60,935	20.05	510,797

(1)

Consists solely of the portion of cash bonuses that were established under our Incentive Plan to Messrs. Gamache, Edidin, Schweinfurth, Pacey and Lochiatto the payout of which were dependent on the financial performance for fiscal year 2012 in accordance with bonus tables approved by our Board upon the recommendation of our Compensation Committee. As reflected under “Non-Equity Incentive Plan Awards” in the Summary Compensation Table above, no payout was made under this award as our financial performance for fiscal year 2012 did not meet the minimum thresholds. For more detail, see “Additional Information Concerning Summary Compensation and Grants of Plan-Based Awards Tables—Bonuses” below.

(2)	Consists of equity-based performance units, which grants are discussed in more detail under “Compensation Discussion and Analysis” above.
(3)	Consists of restricted stock units, which grants are discussed in more detail under “Compensation Discussion and Analysis” above.
(4)	The exercise price is the closing trading price of our common stock on the date of grant.
(5)	The grant date fair value for the equity-based performance unit awards and restricted stock unit awards is calculated using the closing trading price of our common stock on the date of the grant and for the equity-based performance units uses the target number of shares issuable. The grant date fair value for the stock option awards is calculated using the closing trading price of our common stock on the grant date and the Black-Scholes option pricing method. See Notes 2 and 3 to the Summary Compensation Table, above.

ADDITIONAL INFORMATION CONCERNING

SUMMARY COMPENSATION AND GRANTS OF PLAN-BASED AWARDS TABLES

The following additional information concerning our named executive officers’ compensation, including plan-based awards, is furnished to supplement the information provided in the Summary Compensation and Grants of Plan-Based Awards Tables.

Employment Agreements

We employ Brian R. Gamache under the terms of an agreement dated December 27, 2004, as amended from time to time. The agreement is subject to automatic rolling extensions so that the term of Mr. Gamache’s employment will at no time be less than two years. Mr. Gamache’s annual base salary has been $972,330 since the first pay period in January 2012. For fiscal year 2012, Mr. Gamache had the opportunity to earn a cash bonus of up to 280% of his base salary pursuant to an annual financial performance-based program, although no cash bonus was paid as our actual financial performance did not meet the minimum threshold requirements. Mr. Gamache may participate in all benefit plans and perquisites generally available to our executive officers, including our long-term incentive program.

We employ Orrin J. Edidin under the terms of an agreement dated as of February 14, 2005, as amended from time to time. The agreement is subject to automatic rolling extensions so that the term of Mr. Edidin’s employment will at no time be less than two years. Mr. Edidin’s annual base salary has been $780,590 since it was increased in conjunction with his promotion beginning with the first pay period in July 2012. For fiscal year 2012, Mr. Edidin had the opportunity to earn a cash bonus of up to 225% of his base salary pursuant to an annual bonus program consisting of a corporate performance component and an individual performance component as described in the Compensation Discussion and Analysis above, although no cash bonus was paid as our actual financial performance did not meet the minimum threshold requirements. Mr. Edidin may participate in all benefit plans and perquisites generally available to our executive officers, including long-term incentive programs, and he will be provided with life insurance coverage in the amount of $1,400,000 during the term of the agreement. In the event such coverage is not available for an annual premium of no more than $3,000, we will provide Mr. Edidin with whatever lesser amount of life insurance is available for such annual premium or permit Mr. Edidin to pay the portion of the annual premium in excess of $3,000.

We employ Scott D. Schweinfurth under the terms of an agreement dated as of February 14, 2005, as amended from time to time. The agreement is subject to automatic rolling extensions so that the term of Mr. Schweinfurth’s employment will at no time be less than two years. Mr. Schweinfurth’s annual base salary has been $575,484 since the first pay period in January 2012. For fiscal year 2012, Mr. Schweinfurth had the opportunity to earn a cash bonus of up to 225% of his base salary pursuant to an annual bonus program consisting of a corporate performance component and an individual performance component as described in the Compensation Discussion and Analysis above, although no cash bonus was paid as our actual financial performance did not meet the minimum threshold requirements. Mr. Schweinfurth may participate in all benefit plans and perquisites generally available to our executive officers, including long-term incentive programs, and he will be provided with life insurance coverage in the amount of $1,400,000 during the term of the agreement. In the event such coverage is not available for an annual premium of no more than $3,000, we will provide Mr. Schweinfurth with whatever lesser amount of life insurance is available for such annual premium or permit Mr. Schweinfurth to pay the portion of the annual premium in excess of $3,000.

We employ Larry J. Pacey under the terms of an agreement, dated September 7, 2005, as amended from time to time. The agreement is subject to automatic rolling extensions so that the term of Mr. Pacey’s employment will at no time be less than two years. Mr. Pacey’s annual base salary has been $556,920 since the first pay period in January 2012. For fiscal year 2012, Mr. Pacey had the opportunity to earn a cash bonus of up to 225% of his base salary pursuant to an annual bonus program consisting of a corporate performance component and an individual performance component as described in the Compensation Discussion and Analysis above, although no cash bonus was paid as our actual financial performance did not meet the minimum threshold requirements. Under his employment agreement, Mr. Pacey’s aggregate annual cash bonus may be no less than 37.5% of his base salary for any fiscal year in which we are profitable however, for fiscal year 2012, Mr. Pacey waived this obligation. Mr. Pacey may participate in all benefit plans and perquisites generally available to our executive officers.

We employ Kenneth Lochiatto under the terms of an agreement, dated March 11, 2010, with an initial term of two years, subject to automatic two year renewals at the end of each two year period. Mr. Lochiatto’s annual base salary has been $525,000 since it was increased in conjunction with his promotion beginning with the first pay period in July 2012. For fiscal year 2012, Mr. Lochiatto had the opportunity to earn a cash bonus of up to 225% of his base salary pursuant to an annual bonus program consisting of a corporate performance component and an individual performance component as described in the Compensation Discussion and Analysis above, although no cash bonus was paid as our actual financial performance did not meet the minimum threshold requirements. Mr. Lochiatto may participate in all benefit plans and perquisites generally available to our executive officers.

Bonuses

Because cash bonuses paid to our Chief Executive Officer and a portion of the cash bonuses paid to our other named executive officers are made pursuant to our Incentive Plan, the rules of the Securities and Exchange Commission require us to report such bonuses under “Non-Equity Incentive Plan Compensation Awards.” Messrs. Gamache, Edidin, Schweinfurth, Pacey and Lochiatto did not receive the corporate performance component of their cash bonuses for fiscal year 2012 because our actual financial performance did not meet the minimum threshold requirements set forth in the bonus tables approved by our Board upon the recommendation of our Compensation Committee in September 2011, which tables set the respective corporate performance component of the bonus amounts based on achievement of the revenues and earnings per share targets set forth therein. The potential threshold, target and maximum amounts of the cash bonuses are included under “Estimated Future Payout Under the Non-Equity Incentive Plan Awards” column in the Grants of Plan-Based Awards Table, however, the actual payout was zero. In addition, no discretionary or individual performance-based bonuses were paid to any named executive officer for fiscal year 2012.

Change in Pension Value

The Change in Pension Value column in the Summary Compensation Table discloses the change in present value, between June 30, 2011 and June 30, 2012; June 30, 2010 and June 30, 2011; and June 30, 2009 and June 30, 2010, of the death, disability and termination benefits (“retirement benefits”) payable to Mr. Gamache under his employment agreement.

For fiscal years 2010, 2011 and 2012, the present value of these benefits, using a discount rate of 3.8%, is based on an assumed termination of employment date of November 28, 2020, a calculated termination benefit of $11,880,438 (based on twenty years of service), and a payment period of four years and one month after which Mr. Gamache will receive a lump sum payment determined by discounting each monthly installment that would have been paid to Mr. Gamache had the equal monthly installments continued to be paid for a period of time equal to the period of time after March 21, 2000 that Mr. Gamache was employed full time by us. See “Pension Benefits” on page 54 of this Proxy Statement.

All Other Compensation

The rules of the Securities and Exchange Commission require us to disclose more details about any perquisite included in the All Other Compensation column in the Summary Compensation Table that amounts to more than $25,000 for an individual. The amounts shown in the All Other Compensation column of the Summary Compensation Table include matching employer contributions to our named executive officers’ deferred compensation plan accounts. Our named executive officers may participate in two company-sponsored deferred compensation plans. The first plan, the WMS Industries Inc. 401(k) Plan (the “401(k) Plan”), is a tax qualified deferred compensation plan available to all employees. Because the amount some of our employees, including our named executive officers, may contribute to the 401(k) may be limited by Section 415 of the Internal Revenue Code, we offer a second plan, the WMS Industries Non-Qualified Deferred Compensation Plan, to provide them with the same benefits offered under the 401(k) Plan to our other employees. Through these two plans, each year, to the extent the named executive officers elect to make contributions, we match 100% of the first three percent of annual compensation contributed by our employees, including our named executive officers, and 50% of the second three percent contributed by our employees, including our named executive officers, to these plans. The company match contributions for fiscal year 2012 for our named executive officers were as follows:

Name	401(k) Plan Company Match	Non-Qualified Deferred Compensation Plan Company Match
Brian R. Gamache	$11,250	$33,501
Orrin J. Edidin	11,250	18,850
Scott D. Schweinfurth	11,250	15,144
Larry J. Pacey	11,250	14,286
Kenneth Lochiatto	10,098	8,775

For Mr. Pacey, the All Other Compensation column also includes a supplemental deferred compensation benefit provided to Mr. Pacey pursuant to a Deferred Compensation Agreement, dated January 27, 2007. Pursuant to this agreement, we make an additional employer contribution of $100,000 each calendar year for a maximum of ten years to a separate employer contribution account under the WMS Industries Inc. Nonqualified Deferred Compensation Plan. Mr. Pacey will vest in such separate employer contribution account only if he remains continuously employed with us until February 1, 2017. In addition, if Mr. Pacey’s employment is terminated prior to the vesting date as a result of death, disability or termination by our company, other than for cause, he will become 100% vested in the separate employer contribution account and our obligation to make future contributions shall cease on the date of any such termination. Mr. Pacey’s Deferred Compensation Agreement is subject to the terms and conditions of the WMS Industries Inc. Nonqualified Deferred Compensation Plan. In fiscal year 2012, we contributed approximately $100,000 to this plan for Mr. Pacey’s account.

The All Other Compensation column in the Summary Compensation Table also includes the aggregate incremental costs to our company of personal and spousal travel and entertainment which we consider appropriate business expenses of our named executive officers under our corporate policies, cash payments for vacation days not used in accordance with our corporate policies, health expense reimbursements, life insurance premiums for certain of our named executive officers and other such expenses.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth all outstanding equity awards held by the named executive officers at June 30, 2012. This table includes unexercised and vested stock option awards, unvested restricted stock units and shares of restricted stock and equity-based performance units with vesting dates after June 30, 2012. Each equity award is shown separately for each named executive officer. The vesting schedule for each outstanding award is shown in the following table, listed by type of award and grant date. For additional information about these awards see the discussion of equity compensation in the Compensation Discussion and Analysis above.

	Stock Option Awards						Stock Awards
Name	Stock Option Grant Date		Number of Securities Underlying Unexercised Stock Options Exercisable (#)	Number of Securities Underlying Unexercised Stock Options Unexercisable (#) (1)	Stock Option Exercise Price ($)	Stock Option Expiration Date	Stock Award Grant Date	Number of Shares of Restricted Stock or Units That Have Not Vested (#) (2)	Market Value of Shares of Restricted Stock or Units That Have Not Vested ($) (3)	Equity Incentive Plan Awards: Number of Unearned Shares Issuable for Units That Have Not Vested (#) (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (5)
Brian R. Gamache	1/7/2005		48,646	—	21.67	1/7/2015
	6/16/2005		52,852	—	22.60	6/16/2015
	8/14/2006		78,195	—	16.95	8/14/2016
	9/19/2007		49,434	—	30.55	9/19/2014
							9/18/2008	5,100	101,745
	9/18/2008		57,134	—	29.35	9/18/2015
							9/17/2009	6,964	138,932
	9/17/2009		21,963	10,982	44.28	9/17/2016
							9/16/2010	12,218	243,749
							9/16/2010			9,775	195,003
	9/16/2010		14,132	28,263	39.01	9/16/2017
	9/15/2011	A	—	77,500	20.05	9/15/2018
	9/15/2011	B	—	100,000	20.05	9/15/2018
							9/15/2011	31,696	632,335
							9/15/2011			19,018	379,401

Orrin J. Edidin	8/14/2006		11,536	—	16.95	8/14/2016
	9/19/2007		22,727	—	30.55	9/19/2014
							9/18/2008	3,750	74,813
							9/18/2008	2,981	59,471
	9/18/2008		33,397	—	29.35	9/18/2015
	9/18/2008		50,000	—	29.35	9/18/2015
							9/17/2009	4,090	81,596
	9/17/2009		12,901	6,450	44.28	9/17/2016
							9/16/2010	7,208	143,800
							9/16/2010			5,767	115,044
	9/16/2010		8,337	16,675	39.01	9/16/2007
	9/15/2011	A	—	45,723	20.05	9/15/2018
	9/15/2011	B	—	50,000	20.05	9/15/2018
							9/15/2011	18,700	373,065
							9/15/2011			11,220	223,839

Scott D. Schweinfurth	5/10/2004		7,500	—	18.98	5/10/2014
	12/9/2004		55,566	—	20.33	12/9/2014
	1/7/2005		19,177	—	21.67	1/7/2015
	6/16/2005		21,669	—	22.60	6/16/2015
	8/14/2006		31,782	—	16.95	8/14/2016
	9/19/2007		20,866	—	30.55	9/19/2014
							9/18/2008	2,157	43,032
	9/18/2008		24,161	—	29.35	9/18/2015
	9/18/2008		25,000	—	29.35	9/18/2015
							9/17/2009	2,959	59,032
	9/17/2009		9,333	4,667	44.28	9/17/2016
							9/16/2010	5,242	104,578
							9/16/2010			4,194	83,670
	9/16/2010		6,064	12,128	39.01	9/16/2017
	9/15/2011	A	—	33,255	20.05	9/15/2018
	9/15/2011	B	—	35,000	20.05	9/15/2018
							9/15/2011	13,601	271,340
							9/15/2011			8,161	162,804

	Stock Option Awards						Stock Awards
Name	Stock Option Grant Date		Number of Securities Underlying Unexercised Stock Options Exercisable (#)	Number of Securities Underlying Unexercised Stock Options Unexercisable (#) (1)	Stock Option Exercise Price ($)	Stock Option Expiration Date	Stock Award Grant Date	Number of Shares of Restricted Stock or Units That Have Not Vested (#) (2)	Market Value of Shares of Restricted Stock or Units That Have Not Vested ($) (3)	Equity Incentive Plan Awards: Number of Unearned Shares Issuable for Units That Have Not Vested (#) (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (5)
Larry J. Pacey	5/10/2004		3,750	—	18.98	5/10/2014
	1/7/2005		14,326	—	21.67	1/7/2015
	6/16/2005		14,496	—	22.60	6/16/2015
	8/14/2006		23,542	—	16.95	8/14/2016
	9/19/2007		14,250	—	30.55	9/19/2014
							9/18/2008	2,058	41,057
							9/18/2008	1,250	24,938
	9/18/2008		23,060	—	29.35	9/18/2015
	9/18/2008		25,000	—	29.35	9/18/2015
							9/17/2009	2,838	56,618
	9/17/2009		8,951	4,475	44.28	9/17/2016
							9/16/2010	5,074	101,226
							9/16/2010			4,059	80,977
	9/16/2010		5,868	11,737	39.01	9/16/2017
	9/15/2011	A	—	32,183	20.05	9/15/2018
	9/15/2011	B	—	25,000	20.05	9/15/2018
							9/15/2011	13,162	262,582
							9/15/2011			7,897	157,549

Kenneth Lochiatto	6/30/2006		40,000	—	18.26	6/30/2016
	9/19/2007		9,727	—	30.55	9/19/2014
							9/18/2008	1,544	30,803
							9/18/2008	1,875	37,406
	9/18/2008		17,295	—	29.35	9/18/2015
	9/18/2008		25,000	—	29.35	9/18/2015
							9/17/2009	2,181	43,511
	9/17/2009		6,881	3,440	44.28	9/17/2016
							9/16/2010	4,089	81,576
							9/16/2010			3,271	65,260
	9/16/2010		4,729	9,458	39.01	9/16/2017
	9/15/2011	A	—	25,935	20.05	9/15/2018
	9/15/2011	B	—	35,000	20.05	9/15/2018
							9/15/2011	10,607	211,610
							9/15/2011			6,364	126,966

(1)	The table below shows the vesting schedule of unexercisable options reported in the “Number of Securities Underlying Unexercised Options—Unexercisable” column of the table above.

Grant Date	Vesting Schedule
9/17/2009	100% vesting in September 2012
9/16/2010	50% vesting in September 2012 and 2013
9/15/2011 A	33 1/3% vesting in September 2012, 2013 and 2014
9/15/2011 B	25% vesting in September 2012, 2013, 2014 and 2015

(2)	The table below shows the vesting schedule of restricted shares of stock and restricted stock units that have not vested in the “Number of Shares of Restricted Stock or Units that Have Not Vested” column of the table above.

Grant Date	Vesting Schedule
9/18/2008	100% vesting in September 2012
9/17/2009	50% vesting in September 2012 and 2013
9/16/2010	33 1/3% vesting in September 2012, 2013 and 2014
9/15/2011	25% vesting in September 2012, 2013, 2014 and 2015

(3)	Value of the restricted stock units and restricted stock is based on the closing trading price of our common stock on June 30, 2012, the last trading date in our 2012 fiscal year, $19.95.
(4)	The table below shows additional information concerning equity based performance units that have not vested in the “Equity Incentive Plan Awards: Number of Unearned Shares Issuable for Units That Have Not Vested” column of the table above. The number included above assumes 60% payout upon achievement of the threshold goal. Based on our current performance expectations, our financial performance for the three years ended June 30, 2013 and 2014 will not meet the minimum threshold performance and accordingly no shares are expected to be issued.

Grant Date	Performance Measurement Date	Threshold Percentage	Target Percentage	Maximum Percentage
9/16/2010	June 30, 2013	60%	100%	200%
9/15/2011	June 30, 2014	60%	100%	200%

(5)	Value of the equity-based performance units is based on the closing trading price of our common stock on June 30, 2012, the last trading day in our 2012 fiscal year, $19.95, multiplied by the number of units in the “Equity Incentive Plan Awards: Number of Unearned Shares Issuable for Units That Have Not Vested” column.

STOCK OPTION EXERCISES AND STOCK VESTED IN FISCAL YEAR 2012

	Stock Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting (1)
Brian R. Gamache	—	—	17,069	$334,314
Orrin J. Edidin	—	—	13,209	259,752
Scott D. Schweinfurth	—	—	7,247	141,948
Larry J. Pacey	—	—	7,692	151,193
Kenneth Lochiatto	—	—	6,741	132,685

(1)	Includes restricted stock which vested in fiscal year 2012. The “value realized” for the restricted shares in the chart above equals the closing trading price of our common stock on the vesting date multiplied by the number of shares vesting as set forth below:

Name	Grant Date	Number of Shares Vested	Closing Trading Price on Vesting Date
Brian R. Gamache	9/19/2007	4,414	$19.03
	9/18/2008	5,100	19.78
	9/17/2009	3,482	19.78
	9/16/2010	4,073	19.78

Orrin J. Edidin	9/19/2007	2,029	19.03
	9/18/2008	6,731	19.78
	9/17/2009	2,046	19.78
	9/16/2010	2,403	19.78

Scott D. Schweinfurth	9/19/2007	1,863	19.03
	9/18/2008	2,156	19.78
	9/17/2009	1,480	19.78
	9/16/2010	1,748	19.78

Larry J. Pacey	9/19/2007	1,273	19.03
	9/18/2008	3,309	19.78
	9/17/2009	1,419	19.78
	9/16/2010	1,691	19.78

Kenneth Lochiatto	9/19/2007	869	19.03
	9/18/2008	3,418	19.78
	9/17/2009	1,091	19.78
	9/16/2010	1,363	19.78

Although equity-based performance units vested on June 30, 2012, because the minimum threshold performance goals were not met, the payout factor for these equity-based performance units was zero and no shares were issued.

PENSION BENEFITS

None of our named executive officers received any benefits in fiscal year 2012 under defined pension plans. As of June 30, 2012, we agreed to provide Mr. Gamache with certain retirement benefits pursuant to his employment agreement consisting of four annual payments equal to 50% of his annual base salary at the time of termination of his employment, but not less than $432,000, payable in equal monthly installments. Such monthly payments will continue for four years and one month, at the conclusion of which we will pay Mr. Gamache a lump sum payment determined by discounting each monthly installment that would have been paid to Mr. Gamache had the equal monthly installments continued for a period of time equal to the period of time after March 21, 2000 that Mr. Gamache was employed full time by us. The value of those benefits is listed below. The present value of these benefits is based upon an assumed termination of employment date of November 28, 2020, at age 62, using a discount rate of 3.8%.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Brian R. Gamache	Termination benefits pursuant to Employment Agreement	12.25	4,917,738	—

NON-QUALIFIED DEFERRED COMPENSATION TABLE

We offer our named executive officers the opportunity to participate in two retirement savings plans: (i) the WMS Industries Inc. 401(k) Plan, a tax qualified deferred compensation plan available to all employees and (ii) the WMS Industries Non-Qualified Deferred Compensation Plan which is available to certain employees, including our named executive officers. These plans allow our named executive officers and other of our employees to voluntarily defer receipt of a portion of their salary and all or a portion of any bonus received, until the date or dates selected by the participant. The participant is able to select from a range of investment options for these deferred funds. There is no selection available under either plan which would allow investment in our securities. Below is a table providing additional information about our named executive officers’ participation in the Non-Qualified Deferred Compensation Plan. For the company-match contributions provided to our named executive officers under the 401(k) Plan, please see the Summary Compensation Table and “Additional Information Concerning the Summary Compensation and Grants of Plan-Based Awards Tables—All Other Compensation” beginning on page 46 of this Proxy Statement.

Name	Executive Contributions in Last Fiscal Year ($)	Company Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals or Distributions ($) (1)	Aggregate Balance at Last Fiscal Year-End ($)
Brian R. Gamache	45,396	33,501	48	258,684	376,682
Orrin J. Edidin	31,160	18,850	-986	172,029	201,364
Scott D. Schweinfurth	30,393	15,144	-17,993	0	595,036
Larry J. Pacey (2)	57,779	14,286	-44,166	0	758,091
Kenneth Lochiatto	32,449	8,775	17,682	0	425,752

(1)	Under the terms of the Non-Qualified Deferred Compensation Plan, three years ago, both Mr. Gamache and Mr. Edidin elected to have a distribution made to them from their accounts during fiscal year 2012.

(2)	Excludes contributions and earnings on contributions made to a separate employer contribution account pursuant to a Deferred Compensation Agreement, dated January 27, 2007, which is subject to the terms of the Non-Qualified Deferred Compensation Plan. The activity in this separate employer contribution account during fiscal year 2012 was:

Name	Company Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals or Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)
Larry J. Pacey	103,846	-31,725	0	598,530

Our named executive officers may borrow from their accounts or withdraw funds under the 401(k) Plan on the same terms and subject to the same conditions as all other employees. Under the 401(k) Plan, distribution may occur upon termination of employment, death of the employee or retirement at the normal retirement age under the Plan.

Under the Non-Qualified Deferred Compensation Plan, participants, including our named executive officers, elect the date for distribution of deferred contributions made in any year prior to the commencement of that year and subject to the requirement that the distribution occur no earlier than January 15th of the third plan year following the plan year for which the deferral election is made. Distribution of participant account balances under the Non-Qualified Deferred Compensation Plan will occur upon the earliest to occur of: (i) the date elected by such participant; (ii) the date of separation of service (as defined under the Internal Revenue Code) of the participant from our company; or (iii) the date we terminate the Plan. For all participants, distribution of account balances will accelerate upon a change-in-control of our company, except for the supplemental company contribution account for Mr. Pacey.

Mr. Pacey will vest in his separate employer contribution account under his Deferred Compensation Agreement, dated January 27, 2007, only if he remains continuously employed with us until February 1, 2017; provided however, if Mr. Pacey’s employment is terminated prior to the vesting date as a result of death, disability or termination by our company, other than for cause, he will become 100% vested in the separate employer contribution account, however, our obligation to make contributions shall cease on the date of any such termination.

POTENTIAL PAYMENTS UPON TERMINATION

OR CHANGE-IN-CONTROL

The rules of the Securities and Exchange Commission require us to provide quantitative disclosure concerning potential payments upon termination or change-in-control assuming termination as of the last business day of our last completed fiscal year, June 30, 2012.

Mr. Brian R. Gamache, Chairman and Chief Executive Officer

As of June 30, 2012, upon the termination of Mr. Gamache’s employment for any reason, whether by us or Mr. Gamache, he would have received the retirement benefits, payable in installments, specified under his employment agreement which would consist of four annual payments equal to 50% of his annual base salary at the time of termination of his employment, but not less than $432,000, payable in equal monthly installments. Such monthly payments would continue for four years and one month, at the conclusion of which we would pay Mr. Gamache a lump sum payment determined by discounting each monthly installment that would have been paid to Mr. Gamache had the equal monthly installment continued for a period of time equal to the period of time after March 21, 2000 that Mr. Gamache was employed by us.

If Mr. Gamache were disabled for more than 90 consecutive days or six months in any 12 month period during the term of his employment agreement and was not able to resume his duties within 30 days of notice of disability, Mr. Gamache’s employment would terminate, and he would receive the retirement benefits specified under his employment agreement which are described under “Pension Benefits” above. In the event of Mr. Gamache’s death, his designated beneficiaries would continue to receive salary payments for a period of six months after the date of his death and would receive the retirement benefits that would otherwise have been paid to Mr. Gamache. In addition, in the case of Mr. Gamache’s death or disability, all of Mr. Gamache’s unvested stock options and stock equity grants would immediately vest, and he and his wife would continue to receive health benefits for life while his son will continue to receive health benefits until he reaches the age of 18, or while he remains a full-time student after the age of 18 but in no event past the age of 23.

We may terminate Mr. Gamache’s employment agreement “for cause,” which includes dishonesty or failure to follow the reasonable direction of our Board. Additionally, Mr. Gamache may terminate his employment at any time with or without good reason. Finally, his employment agreement may expire if either Mr. Gamache or our company gives the other two years’ notice of their intention not to renew. Upon any termination for cause, expiration of the employment agreement or termination by Mr. Gamache without good reason, Mr. Gamache would receive the retirement benefits, payable in installments, specified under his employment agreement and Mr. Gamache, his wife and son would continue to receive health benefits for life provided the health benefits provided to Mr. Gamache’s son would discontinue if he earlier reached the age of 18, or if he remained a full-time student after the age of 18 until he reached the age of 23. If Mr. Gamache’s employment would have terminated for cause, expiration of the employment agreement or termination by Mr. Gamache without good reason on or prior to June 30, 2012, Mr. Gamache, his wife and son would continue to receive health benefits for five years after termination.

Mr. Gamache may terminate his employment agreement for “good reason” upon the occurrence of: (i) a material breach by us of any material provision of his employment agreement, (ii) the placement of Mr. Gamache in a position of lesser status, (iii) the assignment of duties inconsistent with his current position, (iv) the reduction of the compensation to which he is entitled under his employment agreement, (v) his removal from our Board or (vi) the relocation of our headquarters to a location more than 40 miles farther from his current place of residence than the present location of our headquarters.

Upon any termination by Mr. Gamache for good reason, or by us without cause, we would be obligated to pay Mr. Gamache: (a) a lump sum payment equal in amount to his base salary through the date of termination, less any payments previously made; (b) the pro-rata bonus which would have been payable for the fiscal year that includes his termination date; (c) an amount equal to three times the sum of (i) his base salary and (ii) a bonus amount equal to the average annual cash bonus earned by Mr. Gamache over the immediately preceding two fiscal years; and (d) the retirement benefits which would have been payable on the date of termination. In addition, all of Mr. Gamache’s unvested stock options and stock equity grants would immediately vest and Mr. Gamache and his wife would continue to receive health benefits for life while his son will continue to receive health benefits until he reaches the age of 18, or while he remains a full-time student after the age of 18 but in no event past the age of 23.

Mr. Gamache also may terminate his employment agreement if either of the following change-in-control events occurs: (i) the individuals who presently constitute our Board, or successors approved by these Board members or their successors, cease for any reason to constitute at least a majority of our Board or (ii) both of the following occur (a) any person or entity or group of affiliated persons or entities who are not the owner of at least 15% of our outstanding voting securities on December 27, 2004, acquire more than 50% of our outstanding voting securities and (b) Mr. Gamache remains employed by us for a period of 180 days thereafter. As of June 30, 2012, if either such a change-in-control event had occurred and Mr. Gamache had given timely notice: (a) all of Mr. Gamache’s unvested stock options and stock equity grants would have immediately vested; (b) we would have been required to pay him a lump sum of three times the sum of (i) his base salary and (ii) a bonus amount equal to the average annual cash bonus earned by Mr. Gamache over the immediately preceding two fiscal years; (c) all of his retirement benefits would have been payable as if he had retired on the date of such change-in-control; and (d) Mr. Gamache, his wife and son would continue to receive health benefits for life provided the health benefits provided to Mr. Gamache’s son would discontinue if he earlier reached the age of 18, or if he remained a full-time student after the age of 18 until he reached the age of 23. If Mr. Gamache’s employment would have terminated following a change-in-control event on or prior to June 30, 2012, Mr. Gamache, his wife and son would continue to receive health benefits for five years after termination.

If payments made to Mr. Gamache under his employment agreement after a change-in-control were considered “excess parachute payments” under Section 280G of the Internal Revenue Code, additional compensation would be required to be paid to Mr. Gamache to the extent necessary to eliminate the economic effect on him of the resulting excise tax. Under Section 4999 of the Internal Revenue Code, in addition to income taxes, the recipient of “excess parachute payments” is subject to a 20% nondeductible excise tax on these payments. An excess parachute payment is a payment in the nature of compensation which is contingent on a change of ownership or effective control and which exceeds the portion of the base amount (i.e., the average compensation for the five-year period prior to the change-in-control) allocable to the payment. These rules apply only if the present value of all payments of compensation contingent on the change-in-control (including non-taxable fringe benefits) is at least equal to three times the base amount. Excess parachute payments are not tax deductible by us. Based on a recent calculation, if Mr. Gamache’s employment had been terminated for any reason on June 30, 2012, no excise tax would be due.

The following table provides quantitative disclosure of the incremental payments and value that Mr. Gamache would have received or realized as a result of the employment termination events described below pursuant to agreements or arrangements that apply to him only and not to all of our employees generally. The calculations (i) assume a termination date of June 30, 2012 and (ii) for the valuation of shares underlying stock options, restricted stock and shares issued under equity-based performance units for which vesting would have been accelerated, use the closing trading price of our common stock on June 30, 2012, the last trading day in our fiscal year, $19.95. Information concerning Mr. Gamache’s benefits under the Non-Qualified Deferred Compensation Plan is set forth above in the Non-Qualified Deferred Compensation Table.

Termination Event	Salary and/or Bonus (1)		Termination Benefits (2)	Accelerated Options		Accelerated Restricted Stock		Accelerated Equity-based Performance Units (3)		Other Benefits		Total
Retirement or Expiration of Employment Agreement	—		$4,917,738	—		—		—		$134,923	(4)	$5,052,661
Disability	—		4,917,738	—	(5)	$1,116,761	(5)	$957,341	(5)	636,029	(6)	7,627,869
Death	$486,165	(7)	4,917,738	—	(5)	1,116,761	(5)	957,341	(5)	471,601	(8)	7,949,606
For Cause	—		4,917,738	—		—		—		134,923	(4)	5,052,661
Without Cause or For Good Reason	2,916,990	(9)	4,917,738	—	(5)	1,116,761	(5)	957,341	(5)	636,029	(6)	10,554,859
Change-In-Control	2,916,990	(9)	4,917,738	—	(5)	1,116,761	(5)	957,341	(5)	134,923	(4)	10,043,753

(1)	By assuming that such termination occurs at the end of the fiscal year, we also assume that all base salary through the date of termination and bonus amounts payable for fiscal year 2012 have been previously paid on the termination date.
(2)	Payable over four years and one month as described above. Each scheduled monthly installment remaining unpaid on the date of death and each monthly installment that would be paid will be discounted using the treasury yield curve for ten year U.S. Treasury Bonds published by the U.S. Department of the Treasury. If ten year maturity treasury U.S. Treasury Bond daily yield curve rates are no longer published, the next shortest maturity of U.S. Treasury Bonds for which daily treasury yield curve rates are published by the U.S. Department of the Treasury will be used.
(3)	Assuming achievement of the target, triggering 100% payout.
(4)	Consists of continuing health benefits for Mr. Gamache, his spouse and his son for five years post termination.
(5)

Mr. Gamache’s employment agreement provides for accelerated vesting of equity grants upon death, disability, termination of employment with good reason or without cause and a “change-in-control.” Certain equity grants made to other employees may also accelerate upon a change-in-control under the terms of the

Incentive Plan or the related equity grant agreements. Because the definition of the term “change-in-control” may differ in these documents, Mr. Gamache’s equity grants may accelerate upon a “change-in-control” while those of other employees do not.

(6)	Consists of continuing health benefits for life for Mr. Gamache (26 years) and his spouse (30 years) and up to a specified age for his son (10 years).
(7)	Payable over six months.
(8)	Consists of continuing health benefits for life for Mr. Gamache’s spouse (30 years) and up to a specified age for his son (10 years).
(9)	Payable in a lump sum.

Mr. Orrin J. Edidin, President and Mr. Scott D. Schweinfurth, Executive Vice President, Chief Financial Officer and Treasurer

We may terminate either Mr. Edidin’s or Mr. Schweinfurth’s employment agreement upon 30 days written notice for “cause,” which includes dishonesty or failure to follow a reasonable direction of our Chief Executive Officer or our Board. Both Mr. Edidin’s and Mr. Schweinfurth’s employment agreements may be terminated by either party upon two years notice.

Mr. Edidin and Mr. Schweinfurth may also terminate their respective employment agreements upon 30 days written notice for “good reason,” which means the occurrence of a material breach by us of any material provision of the applicable employment agreement, including a material diminution of responsibility or base salary, or, in the event of a change-in-control, the relocation of his primary office to a location more than 40 miles farther from his current place of residence than the present location of our Waukegan and Chicago, Illinois offices.

Upon any termination by Mr. Edidin or Mr. Schweinfurth for good reason, or by us without cause, under each employment agreement, we would be obligated to pay: (a) a lump sum payment equal in amount to their base salary through the date of termination less any payments previously made, (b) within 30 days after the end of the fiscal year in which such termination occurred, a pro rata amount of the bonus payable for the fiscal year in which such termination occurs to the extent not already paid, (c) base salary and one year’s bonus over the next 12 months at normal payroll intervals and (d) within 30 days after the first anniversary of such termination, a lump sum payment equal in amount to two times the sum of (i) his base salary and (ii) one year’s bonus. Each of their employment agreements defines “one year’s bonus” as the average annual cash bonus paid to such officer over the immediately preceding two fiscal years.

As of June 30, 2012, if the applicable employment agreement terminated by reason of the officer’s death or his absence from his duties on a full-time basis for 90 consecutive business days as a result of incapacity due to mental or physical illness which was determined to be total and permanent by a physician, we would be required to pay the officer or his legal representatives: (a) a lump sum payment equal in amount to his base salary through the date of termination less any payments previously made, (b) the pro-rata bonus which would have been payable for the fiscal year had he remained employed; and (c) a lump sum equal to one-half the sum of (i) his base salary and (ii) one year’s bonus.

Mr. Edidin’s or Mr. Schweinfurth’s employment agreement may also be terminated if either of the following change-in-control events occurs: (i) the individuals who presently constitute our Board, or successors approved by these Board members, cease for any reason to constitute at least a majority of our Board, and the officer gives written notice of his election to terminate his employment within 60 days of such event or (ii) any person or entity or group of affiliated persons or entities who were not the owners of at least 15% of the outstanding shares of our voting securities as of January 1, 2005, acquires more than 25% of our outstanding shares, and the officer gives written notice of his election to terminate his employment for “good reason” or we terminate his employment not for cause, death or disability within 180 days of such acquisition. In the event of such a termination of Mr. Edidin’s or Mr. Schweinfurth’s employment agreement, then in lieu of any other rights under his employment agreement, we will be required to pay him (a) any accrued base salary and the pro rata bonus for the fiscal year to the extent not already paid; and (b) a lump sum of three times the sum of (i) his base salary and (ii) one year’s bonus. In addition, upon a change-in-control event, all of Mr. Edidin’s and Mr. Schweinfurth’s unexpired unvested stock options and all other stock equity grants (restricted stock, restricted units and equity-based performance units) will immediately vest.

If payments made to Mr. Edidin or Mr. Schweinfurth under their respective employment agreements after a change-in-control are considered “excess parachute payments” under Section 280G of the Internal Revenue Code, additional compensation is required to be paid to them to the extent necessary to eliminate the economic effect on him of the resulting excise tax. With respect to “excess parachute payments” made to either Mr. Edidin or Mr. Schweinfurth, under Section 4999 of the Internal Revenue Code, in addition to income taxes, the recipient of “excess parachute payments” is subject to a 20% nondeductible excise tax on these payments. An excess parachute payment is a payment in the nature of compensation which is contingent on a change of ownership or effective control and which exceeds the portion of the base amount (i.e., the average compensation for the five year period prior to the change-in-control) allocable to the payment. These rules apply only if the present value of all payments of compensation contingent on the change-in-control (including non-taxable fringe benefits) is at least equal to three times the base amount. Excess parachute payments are not tax deductible by us. Based on a recent calculation, if Mr. Edidin’s or Mr. Schweinfurth’s employment had been terminated for any reason on June 30, 2012, no excise tax would be due.

Mr. Edidin

The following table provides quantitative disclosure of the incremental payments and value that Mr. Edidin would have received or realized as a result of the employment termination events described below pursuant to agreements or arrangements that apply to him only and not to all of our employees generally. The calculations (i) assume a termination date of June 30, 2012 and (ii) for the valuation of shares underlying stock options, restricted stock and shares issued under equity-based performance units for which vesting would have been accelerated, use the closing trading price of our common stock on June 30, 2012, the last trading day in our fiscal year, $19.95. Information concerning Mr. Edidin’s benefits under the Non-Qualified Deferred Compensation Plan is set forth above in the Non-Qualified Deferred Compensation Table.

Termination Event	Salary and/or Bonus (1)		Accelerated Options	Accelerated Restricted Stock		Accelerated Equity-based Performance Units (2)		Other Benefits	Total
Disability or Death	$327,795	(3)	—	—		—		—	$327,795
Without Cause or For Good Reason	1,966,770	(4)	—	—		—		—	1,966,770
Change-In-Control	1,966,770	(3)	—	$732,744	(5)	$564,804	(5)	—	3,264,318

(1)	By assuming that such termination occurs at the end of the fiscal year, we also assume that all base salary through the date of termination and any bonus amounts payable for fiscal year 2012 have been paid previously or on the termination date.
(2)	Assuming achievement of the target, triggering 100% payout.
(3)	Payable in a lump sum.
(4)	For 12 months following termination, salary and bonus amounts are paid in regular payroll installments; on the first anniversary of the termination date, a lump sum payment equal to two times the sum of (i) one year’s salary and (ii) one year’s bonus will be paid.
(5)	Mr. Edidin’s employment agreement provides for acceleration of vesting of certain equity grants upon a “change-in-control.” Certain equity grants made to other employees may also accelerate under the terms of the Incentive Plan or the related equity grant agreements. Because the definition of the term “change-in-control” may differ in these documents, Mr. Edidin’s equity grants may accelerate upon a “change-in-control” while those of other employees do not.

Mr. Schweinfurth

The following table provides quantitative disclosure of the incremental payments and value that Mr. Schweinfurth would have received as a result of the employment termination events described below pursuant to agreements or arrangements that apply to him only and not to all of our employees generally. The calculations (i) assume a termination date of June 30, 2012 and (ii) for the valuation of shares underlying stock options, restricted stock and shares issued under equity-based performance units for which vesting would have been accelerated, use the closing trading price of our common stock on June 30, 2012, the last trading day in our fiscal year, $19.95. Information concerning Mr. Schweinfurth’s benefits under the Non-Qualified Deferred Compensation Plan is set forth above in the Non-Qualified Deferred Compensation Table.

Termination Event	Salary and/or Bonus (1)		Accelerated Options	Accelerated Restricted Stock		Accelerated Equity-based Performance Units (2)		Other Benefits	Total
Disability or Death	$287,742	(3)	—	—		—		—	$287,742
Without Cause or For Good Reason	1,726,452	(4)	—	—		—		—	1,726,452
Change-In-Control	1,726,452	(3)	—	$477,982	(5)	$410,790	(5)	—	2,615,224

(1)	By assuming that such termination occurs at the end of the fiscal year, we also assume that all base salary through the date of termination and any bonus amounts payable for fiscal year 2012 have been paid previously or on the termination date.
(2)	Assuming achievement of the target, triggering 100% payout.
(3)	Payable in a lump sum.
(4)	For 12 months following termination, salary and bonus amounts are paid in regular payroll installments; on the first anniversary of the termination date, a lump sum payment equal to two times the sum of (i) one year’s salary and (ii) one year’s bonus will be paid.
(5)	Mr. Schweinfurth’s employment agreement provides for acceleration of vesting of certain equity grants upon a “change-in-control.” Certain equity grants made to other employees may also accelerate under the terms of the Incentive Plan or the related equity grant agreements. Because the definition of the term “change-in-control” may differ in these documents, Mr. Schweinfurth’s equity grants may accelerate upon a “change-in-control” while those of other employees do not.

Mr. Larry J. Pacey, Executive Vice President, Global Products and Chief Innovation Officer and Mr. Kenneth Lochiatto, Executive Vice President and Chief Operating Officer

We may terminate either Mr. Pacey’s or Mr. Lochiatto’s employment agreement for “cause,” which includes failure to perform his duties, death, disability for a period of three months, violations of our Code of Conduct or a violation of a criminal law or other action which might be reasonably likely to result in the loss of gaming licenses held by one of our operating entities. Upon any termination of Mr. Pacey’s employment agreement by us, other than for cause, we would be obligated to pay Mr. Pacey 24 months of base salary. Upon any termination of Mr. Lochiatto’s employment agreement by us, other than for cause, we would be obligated to pay Mr. Lochiatto 24 months of base salary and the pro-rated portion of the annual bonus due Mr. Lochiatto through the date of termination.

We would be obligated to pay 24 months of base salary to Mr. Pacey after the following change-in-control events: (a) individuals who presently constitute our Board, or who have been recommended for election to such Board by two-thirds of such Board consisting of individuals who are either presently on such Board or such recommended successors, cease for any reason to constitute at least a majority of our Board and Mr. Pacey gives written notice of his election to terminate his employment within 60 days after such event or (b) any person or entity or group of affiliated persons or entities who are not owners of at least 15% of the outstanding shares of our voting securities on the effective date of his employment agreement acquire more than 25% of the outstanding shares of our voting securities and within 180 days of such acquisition, we terminate Mr. Pacey’s employment for any reason other than for cause, death or disability.

We would be obligated to pay 24 months of base salary to Mr. Lochiatto if we terminate his employment for any reason other than for cause, death or disability within 180 days of either of these change-in-control events: (a) individuals who presently constitute our Board, or who have been recommended for election to such Board by two-thirds of such Board consisting of individuals who are either presently on such Board or such recommended successors, cease for any reason to constitute at least a majority of our Board or (b) any person or entity or group of affiliated persons or entities who are not owners of at least 15% of the outstanding shares of our voting securities on the effective date of his employment agreement acquire more than 25% of the outstanding shares of our voting securities.

For both Messrs. Pacey and Lochiatto such 24 months of base salary would be paid in regular payroll intervals unless required to be paid per a different timetable to satisfy Internal Revenue Code Section 409A. For Mr. Lochiatto, his pro-rated bonus would be paid within 30 days after our audited financial statements for the fiscal year that includes his termination date are publicly announced. Additionally, upon a change-in-control event involving an acquisition of our voting stock, all of Mr. Pacey’s and Mr. Lochiatto’s unexpired unvested options and stock equity grants will immediately vest.

Mr. Pacey

The following table provides quantitative disclosure of the incremental payments and value that Mr. Pacey would have received or realized as a result of the employment termination events described below pursuant to agreements or arrangements that apply to him only and not to all of our employees generally. The calculations (i) assume a termination date of June 30, 2012 and (ii) for the valuation of shares underlying stock options, restricted stock and shares issued under equity-based performance units for which vesting would have been accelerated, use the closing trading price of our common stock on June 30, 2012, the last trading day in our fiscal year, $19.95. Information concerning Mr. Pacey’s benefits under the Non-Qualified Deferred Compensation Plan is set forth above in the Non-Qualified Deferred Compensation Table.

Termination Event	Salary (1)		Accelerated Options		Accelerated Restricted Stock		Accelerated Equity-based Performance Units (2)		Other Benefits (3)	Total
Disability or Death	—		—		—		—		$598,530	$598,530
Without Cause	$1,113,840	(4)	—		—		—		598,530	1,712,370
Change-In-Control	1,113,840	(4)	—	(5)	$486,421	(5)	$397,544	(5)	—	1,997,805

(1)	By assuming that such termination occurs at the end of the fiscal year, we also assume that all base salary through the date of termination and any bonus amounts payable for fiscal year 2012 have been paid previously or on the termination date.
(2)	Assuming achievement of the target, triggering 100% payout.
(3)	Payable under Mr. Pacey’s Deferred Compensation Agreement, dated January 27, 2007, consisting of the vested balance as of June 30, 2012.
(4)	Payable in regular payroll intervals.
(5)	Mr. Pacey’s employment agreement provides for acceleration of vesting of certain equity grants upon a “change-in-control.” Certain equity grants made to other employees may also accelerate under the terms of the Incentive Plan or the related equity grant agreements. Because the definition of the term “change-in-control” may differ in these documents, Mr. Pacey’s equity grants may accelerate upon a “change-in-control” while those of other employees do not.

Mr. Lochiatto

The following table provides quantitative disclosure of the incremental payments and value that Mr. Lochiatto would have received or realized as a result of the employment termination events described below pursuant to agreements or arrangements that apply to him only and not to all of our employees generally. The calculations (i) assume a termination date of June 30, 2012 and (ii) for the valuation of shares underlying stock options, restricted stock and shares issued under equity-based performance units for which vesting would have been accelerated, use the closing trading price of our common stock on June 30, 2012, the last trading day in our fiscal year, $19.95. Information concerning Mr. Lochiatto’s benefits under the Non-Qualified Deferred Compensation Plan is set forth above in the Non-Qualified Deferred Compensation Table.

Termination Event	Salary (1)		Accelerated Options		Accelerated Restricted Stock		Accelerated Equity-based Performance Units (2)		Other Benefits	Total
Without Cause	$897,600	(3)	—		—		—		—	$897,600
Change-In-Control	897,600	(3)	—	(4)	$404,906	(4)	$320,377	(4)	—	1,622,883

(1)	By assuming that such termination occurs at the end of the fiscal year, we also assume that all base salary through the date of termination and any bonus amounts payable for fiscal year 2012 have been paid previously or on the termination date.
(2)	Assuming achievement of the target, triggering 100% payout.
(3)	Payable in regular payroll intervals.
(4)	Mr. Lochiatto’s employment agreement provides for acceleration of vesting of certain equity grants upon a “change-in-control.” Certain equity grants made to other employees may also accelerate under the terms of the Incentive Plan or the related equity grant agreements. Because the definition of the term “change-in-control” may differ in these documents, Mr. Lochiatto’s equity grants may accelerate upon a “change-in-control” while those of other employees do not.

Non-Competition, Non-Solicitation, Confidentiality and Non-Disparagement

Under his employment agreement, as amended effective July 1, 2008, Mr. Gamache has agreed not to compete with us for a period of four years following termination of his employment for any reason. Additionally, he has agreed not to try to solicit our employees for employment elsewhere for a period of the greater of four years following termination of his employment or during the period he is receiving termination benefits from us. Under their respective employment agreements, each of Messrs. Edidin, Schweinfurth and Pacey has agreed not to compete with us for a period of two years from termination of his employment by our company for cause or by him without good reason and for a period of one year if he terminates his employment with us for good reason or if we terminate his agreement without cause. Mr. Lochiatto has agreed not to compete with us for a period of one year following termination of his employment or for such period as we continue to pay Mr. Lochiatto’s base salary, not to exceed two years following termination for any reason other than cause. Each named executive officer has agreed not to solicit our employees for a period of two years following termination of his employment for any reason. Our named executive officers have also agreed not to disclose or misuse our confidential information. Under their employment agreements, Messrs. Gamache, Edidin, Schweinfurth, Pacey and Lochiatto have agreed to not disparage or make statements detrimental to us.

Equity Compensation Plan Table

The following table summarizes the securities authorized for issuance pursuant to our equity compensation plans as of June 30, 2012:

EQUITY COMPENSATION PLAN TABLE

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding those reflected in the first column)
Equity compensation plans approved by stockholders	5,492,952	(1)	$27.45	1,149,875
Equity compensation plans not approved by stockholders	12,317	(2)	$19.49	—	(3)

Total	5,505,269			1,149,875

(1)	Consists of options granted under our 2000 and 2002 stock option plans and our Incentive Plan. Does not include 368,589 restricted stock units or shares of Restricted Stock, 378,897 Equity-based Performance Units, or 19,915 Deferred Units issued under our Amended and Restated Incentive Plan.
(2)	Consists of options granted under our 1998 and 2000 Non-Qualified Stock Option Plans.
(3)	No additional awards can be made under our 1998 and 2000 Non-Qualified Stock Option Plans.

PROPOSAL 2—APPROVAL OF OUR 2012 RESTATEMENT OF

THE WMS INDUSTRIES INC. INCENTIVE PLAN

General

We are seeking stockholder approval of the 2012 Restatement to the WMS Industries, Inc. Amended and Restated Incentive Plan (the “2012 Restated Incentive Plan”), which was adopted by our Board on October 9, 2012, subject to stockholder approval. All Board members, employees and consultants will continue to be eligible to participate in the 2012 Restated Incentive Plan. Compared to our existing plan, the 2012 Restated Incentive Plan, among other things:

➢	Increases the number of shares available for grant by 5,700,000 shares; and

➢	Provides that each share granted as a “full-value award” after stockholder approval of the 2012 Restated Incentive Plan will reduce the shares available for grant by count as 1.8 shares.

The 2012 Restated Incentive Plan will become effective upon stockholder approval.

Reasons for Stockholder Ratification

We seek stockholder approval of the 2012 Restated Incentive Plan for the following reasons:

➢

To continue to implement a compensation program with a broad range of equity-based incentives to motivate our employees, directors and consultants and encourage them to use their best efforts on our behalf. These awards are an important element of compensation because they enable the grantees to acquire or increase their proprietary interest in us or directly benefit from our success and thereby promote a closer alignment of interests between the grantees and our stockholders.

➢

To satisfy certain exchange and statutory requirements such as the New York Stock Exchange requirement that equity compensation plans be submitted to stockholders for their approval and to meet the performance-based exception requirements under section 162(m) of the Internal Revenue Code of 1986, as amended.

Predecessors to the 2012 Restated Incentive Plan

The Incentive Plan was originally adopted by our stockholders on December 9, 2004 and was subsequently amended and restated with our stockholders’ approval on December 14, 2006 and December 10, 2009. The Incentive Plan replaced certain of our existing plans including our 2002, 2000, and 1994 Stock Option Plans and our 2000 and 1998 Non-Qualified Stock Option Plans. (Such predecessor plans are referred to collectively as the “Preexisting Plans”). Awards previously issued under any Preexisting Plan remain in effect and remain subject to the terms of the applicable plan. The shares subject to any awards under the Preexisting Plans that are subsequently terminated or forfeited will become available for awards under the 2012 Restated Incentive Plan.

Summary of the 2012 Restated Incentive Plan

The following provides a brief summary of the principal features of the 2012 Restated Incentive Plan. A copy of the 2012 Restated Incentive Plan is attached to this Proxy Statement as Appendix A.

Types of Awards

The 2012 Restated Incentive Plan authorizes a broad range of awards, including:

➢	Nonqualified stock options.

➢	Stock appreciation rights.

➢	Restricted stock (a grant of actual shares subject to a risk of forfeiture and restrictions on transfer).

➢	Deferred stock units or restricted stock units (a contractual commitment to deliver shares at a future date).

➢	Bonus stock.

➢	Annual incentive awards tied to achievement of specific performance objectives.

➢	Other equity-based performance awards (a contractual commitment to deliver shares or cash at a future date) which may also be subject to time-based vesting.

Shares Available for Grant under the 2012 Restated Incentive Plan

As of October 1, 2012, approximately 6,533,831 awards were outstanding under the Incentive Plan and the Preexisting Plans and approximately 283,268 shares were available for grant under the 2009 Restated Incentive Plan. There are no shares available for grant under the Preexisting Plans. If our stockholders approve the 2012 Restated Incentive Plan, there will be 5,700,000 additional shares available for a total of approximately 5,983,268 shares available for grant. In addition, shares that are released from outstanding awards by expiration, termination or forfeiture of awards under the Preexisting Plans will become available for grant under the 2012 Restated Incentive Plan and may be reissued as new awards. Under the Incentive Plan, shares do not become available again for new awards if shares are withheld or separately surrendered to pay the exercise price of an option or to satisfy tax withholding obligations relating to an award. However, shares do become available again for new grants if any equity-based performance units payout at a percentage less than 100%, if an award is settled in cash or if awards are forfeited including shares that had been issued as restricted stock. Since 2009, “full-value” awards have been counted as 1.6 shares. After stockholder approval of the 2012 Restated Incentive Plan, each share granted as a “full-value award” will count as 1.8 shares meaning each “full-value” award will reduce the shares available for grant by 1.8 shares and each share made available again in connection with the cancellation, forfeiture or cash settlement of full-value awards shall increase the shares available for grant by 1.8 shares. “full-value awards” means awards other than options, SARs, or awards for which the recipient pays the intrinsic value directly or by forgoing a right to receive a cash payment from us.

As of October 1, 2012, outstanding awards under the 2009 Restated Incentive Plan and the Preexisting Plans consist of:

➢	Nonqualified stock options to acquire 5,579,853 shares with a weighted average exercise price of $27.10 and a weighted average remaining term of approximately 4 years, consisting of:

Number of Shares	Exercise Price Range	Percentage of Outstanding
8,894	$5 to $10	Less than 1%
7,628	$10 to $15	Less than 1%
900,038	$15 to $20	16%
1,958,104	$20 to $25	35%
845,475	$25 to $30	15%
435,350	$30 to $35	8%
915,691	$35 to $40	16%
361,673	$40 to $45	7%
147,000	$45 to $50	3%

➢	334,846 shares of restricted stock or restricted stock units.

➢	599,217 equity-based performance units.

➢	19,915 deferred stock units.

Shares delivered under the 2012 Restated Incentive Plan may be either newly issued or treasury shares.

Per-Person Award Limitations

The 2012 Restated Incentive Plan includes limitations on the amount of awards that may be granted to a participant in a given year in order to qualify awards as “performance-based” compensation not subject to the limitation on deductibility under Section 162(m) of the Internal Revenue Code. Under this annual per-person limitation, a participant may not be granted awards in excess of his or her “Annual Limit.” The Annual Limit for share-based awards equals 750,000 shares plus the amount of the participant’s unused Annual Limit relating to share-based awards as of the close of the previous year, subject to adjustment for splits and other extraordinary corporate events. The Annual Limit for non share-based awards is $3 million, plus the amount of the participant’s unused Annual Limit relating to non share-based awards as of the close of the previous year. These limits apply only to awards under the 2012 Restated Incentive Plan and do not limit our ability to enter into compensation arrangements outside of the 2012 Restated Incentive Plan.

Eligibility

Our directors, officers, employees and key consultants are eligible to be granted awards under the 2012 Restated Incentive Plan. In addition, a prospective employee may be granted an award, but no value may be realized under it if such person does not become an employee. We estimate the total number of persons currently eligible for awards to be approximately 1,800 persons including our nine non-employee directors and our seven executive officers.

Stock Options and SARs.

The Compensation Committee is authorized to grant non-qualified stock options and stock appreciation rights. The exercise price of an option and the base price of a SAR are determined by the Compensation Committee, but may not be less than the fair market value of the shares on the date of grant. The maximum term of each option or SAR is seven years. Subject to this limit, the times at which each option or stock appreciation right will be exercisable and provisions requiring forfeiture of unexercised options at or following termination of employment or upon the occurrence of other events generally are fixed by the Compensation Committee. Options may be exercised by payment of the exercise price in cash, shares or other property (which may include through broker-assisted cashless exercise procedures). SARs are exercisable for shares or for cash, as determined by the Compensation Committee.

Restricted Stock and Deferred Stock Units

The Compensation Committee is authorized to grant restricted stock and deferred stock units. Prior to the end of the restricted period, shares granted as restricted stock may not be sold, and will be forfeited in the event of termination of employment in specified circumstances. The Compensation Committee will establish the length of the restricted period for awards of restricted stock. If the granting or vesting of the awards is tied to performance conditions, the minimum vesting period of such awards shall be no less than one year. If neither the granting nor vesting is tied to performance conditions, then such awards shall have a minimum vesting period of no less than three years; provided up to 10% of the shares of stock authorized under the 2012 Restated Incentive Plan may be issued without such minimum vesting requirements. Aside from the risk of forfeiture and non-transferability, an award of restricted stock entitles the participant to the rights of one of our stockholders, including the right to vote the shares and to receive dividends, unless otherwise determined by the Compensation Committee. A deferred stock unit gives a participant the right to receive shares at the end of a specified deferral period. The Compensation Committee will establish the vesting requirements for deferred stock units. Prior to settlement, deferred stock units carry no voting or dividend rights or other rights associated with stock ownership.

Annual Incentive Awards

The Compensation Committee may grant annual incentive awards, settleable in cash or in shares upon achievement of pre-established performance objectives achieved during a specified period of up to one year. For such annual incentive awards to constitute “performance-based compensation” and not be subject to the limitations on deductibility under Section 162(m) of the Internal Revenue Code, the Compensation Committee must establish the terms of the annual incentive awards, including the applicable performance goals and the corresponding amounts payable (subject to per-person limits), the other terms of settlement, and all other terms of these awards, not later than 90 days after the beginning of the performance period. In order for such an annual incentive award to be earned, one or more of performance objectives will have to be achieved. The Compensation Committee may specify additional requirements for the earning of such awards.

Performance Awards

In addition to annual incentive awards, the Compensation Committee may grant restricted stock, deferred stock units, or other equity-based awards as performance awards. Generally, performance awards require satisfaction of pre-established performance goals. Performance may be measured over a period of any length specified by the Compensation Committee. Performance goals may be set:

➢	with fixed, quantitative targets;

➢	targets relative to our past performance;

➢	targets compared to the performance of other companies, such as a published or special index or a group of companies selected by the Compensation Committee for comparison; or

➢

strategic business criteria consisting of one or more objectives based on meeting specified market penetration or value added, product development or introduction, geographic business expansion goals, cost targets, debt reduction, customer satisfaction, employee satisfaction, information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures.

At the time of grant, the Compensation Committee may specify that these performance measures will be determined before payment of bonuses, capital charges, non-recurring or extraordinary income or expense, or other financial and general and administrative expenses for the performance period.

Adjustments to Shares Reserved, Awards and Award Limits

Adjustments to the number and kind of shares reserved under the 2012 Restated Incentive Plan and the shares specified in the share-based Annual Limit will be made in the event of a large, special or non-recurring dividend or distribution, recapitalization, stock split, stock dividend, reorganization, business combination, or other similar corporate transaction or event affecting our common stock. Upon occurrence of these events, adjustments will also be made to outstanding awards including the number of shares subject to an award, any exercise price or share price referenced in the award terms (such as the base price of a stock appreciation right) and other terms of the award in order to preserve the intent of the award without enhancing the value of the award.

Restriction on Repricing

The 2012 Restated Incentive Plan includes a restriction providing that, without stockholder approval, we will not amend or replace options previously granted under the 2012 Restated Incentive Plan in a transaction that constitutes a “repricing.” For this purpose, a “repricing” means (i) amending the terms of an option after it is granted to lower its exercise price, (ii) any other action that is treated as a repricing under generally accepted accounting principles, or (iii) canceling an option at a time when its strike price is equal to or greater than the fair market value of the underlying stock in exchange for another option, restricted stock, or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spinoff or other similar corporate transaction. Adjustments to the exercise price or number of shares subject to an option to reflect the effects of a stock split, stock dividend or other extraordinary corporate transaction will not constitute a “repricing.”

Administration

The Compensation Committee will administer the 2012 Restated Incentive Plan, except that our Board may itself act in place of the Compensation Committee to administer the 2012 Restated Incentive Plan, and our Board must make determinations with respect to grants to non-employee directors. Subject to the terms and conditions of the 2012 Restated Incentive Plan, the Compensation Committee is authorized to select participants, determine the type and number of awards to be granted and the number of shares to which awards will relate or the amount of an annual or long-term incentive award, specify times at which awards will be exercisable or settled, including performance conditions that may be required as a condition thereof, set other terms and conditions of such awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the 2012 Restated Incentive Plan, and make all other determinations which may be necessary or advisable for the administration of the 2012 Restated Incentive Plan. The Compensation Committee is permitted to delegate authority to executive officers for the granting and administration of awards to the extent permitted under Section 157(c) of the Delaware General Corporation Law. Our current policy has been to not delegate such authority. The 2012 Restated Incentive Plan provides that Compensation Committee members shall not be personally liable, and shall be fully indemnified in connection with any action, determination, or interpretation taken or made in good faith under the 2012 Restated Incentive Plan.

Other Terms of Awards

The Compensation Committee is authorized to impose non-competition, non-solicitation, confidentiality, non-disparagement and other requirements as a condition on the participant’s right to retain an award or gains realized by exercise or settlement of an award. Awards under the 2012 Restated Incentive Plan may be granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law.

Vesting, Forfeitures, and Related Award Terms

The Compensation Committee may, in its discretion, determine the vesting schedule of options and other awards, the circumstances that will result in forfeiture of awards, the post-termination exercise periods of options and similar awards, and the events that will result in acceleration of the ability to exercise and the lapse of restrictions, or the expiration of any deferral period, on any award.

Except as otherwise waived or agreed to by the Compensation Committee, an award will be forfeited, and gains may have to be repaid to us by a participant, if any of the following occur during the participant’s employment by us or within one year after termination: (a) the participant competes with us, induces a customer, supplier, licensee or licensor to curtail business with us or solicits any employee or service provider to terminate employment with or service to us; (b) the participant misuses our confidential information; or (c) the participant fails to reasonably assist us in a legal proceeding.

Upon a change-in-control, as defined in the 2012 Restated Incentive Plan, unless the Compensation Committee provides otherwise in the grant agreement, non-performance awards will become vested and exercisable or fully payable, and restrictions on any restricted stock will lapse, and any option that was not vested and exercisable as of the time of the change-in-control may be surrendered for a cash payment equal to the spread between the exercise price and the price per share paid in the transaction triggering the change-in-control. The Compensation Committee may also specify in any award agreement for performance awards that performance conditions will be deemed met or exceeded upon a change-in-control.

Amendment and Termination of the 2012 Restated Incentive Plan

Our Board may amend, suspend, discontinue, or terminate the 2012 Restated Incentive Plan or the Compensation Committee’s authority to grant awards thereunder without stockholder approval, except as required by law or regulation or under the New York Stock Exchange rules. Unless earlier terminated, the 2012 Restated Incentive Plan will terminate at such time that no shares reserved under the 2012 Restated Incentive Plan remain available, and we have no further obligation with respect to any outstanding award.

Federal Income Tax Implications—Stock Options

The federal income tax consequences of granting and exercising stock options under the 2012 Restated Incentive Plan are as follows (based on federal tax laws and regulations, as of October 10, 2012):

➢	The grant of a stock option does not result in federal income tax consequences for the optionee or a deduction for our company.

➢

An optionee exercising a non-qualified stock option will recognize ordinary income equal to the difference between the fair market value of the stock exercised (on the date of exercise) and the stock option exercise price.

When an optionee recognizes ordinary income on the exercise of a non-qualified stock option, we are generally entitled to a deduction in the same amount. Certain requirements, such as reporting the income to the Internal Revenue Service, must be met for the deduction to be allowable. Also, for our Chairman and Chief Executive Officer and the three other highest compensated officers, other than our Chief Financial Officer, our deduction may be contingent on certain factors such as the grant being made by a committee of outside directors.

Plan Benefits

Our Board has established a practice of making the annual grants to our non-employee directors and to our executive officers and other key employees under our long-term incentive program in September of each year. In September 2012, however, our Board elected to allocate the limited number of shares available under the Incentive Plan to grant options to our non-executive officer employees who were recently hired or promoted, to grant options to two of our executive officers (Messrs. Edidin and Lochiatto) related to their July 2012 promotions and to grant equity-based performance units to our executive officers and key employees under our long-term incentive program. The restricted stock units and stock options usually granted under our long-term incentive compensation program were not awarded in September 2012. Our Board has indicated, however, that it intends to make the following grants in December 2012 upon approval of the 2012 Restated Incentive Plan by our stockholders, consistent with past practice:

➢

As part of their annual compensation, usually awarded in September, a grant to the non-employee directors in the form of restricted stock and/or stock options with a date of grant value of approximately $150,000 each.

➢

The remaining portion of our annual long-term incentive equity grants, usually awarded in September, in the form of stock options and restricted stock units with a date of grant value of approximately $4.3 million to our executive officers.

➢

The remaining portion of our annual long-term incentive equity grants, usually awarded in September, in the form of stock options and restricted stock units with a date of grant value of approximately $4.8 million to key employees.

Because other future awards under the 2012 Restated Incentive Plan will be granted at the discretion of the Compensation Committee and our Board, the type, number, recipients, and other terms of such awards cannot be determined at this time.

Vote Required for Adoption

In order for the 2012 Restated Incentive Plan to be approved, this proposal must receive affirmative votes from more than 50 percent of the shares that are present and entitled to vote, provided that at least a majority of our outstanding shares of common stock vote on the proposal. Broker non-votes are not counted as shares voted on this proposal. An abstention has the same effect as a vote AGAINST this proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADOPTION OF THE 2012 RESTATED INCENTIVE PLAN.

AUDIT AND ETHICS COMMITTEE REPORT

The Audit and Ethics Committee of our Board is composed of three independent directors in accordance with the listing standards of the New York Stock Exchange. The Audit and Ethics Committee operates under a written charter adopted by our Board. A copy of the charter is available and can be viewed and downloaded from the Corporate Governance section of the Investor Relations section of our website at http://ir.wms.com.

Our management is primarily responsible for our financial statements, the reporting process and our internal accounting controls. Our independent registered public accounting firm, Ernst & Young, is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited consolidated financial statements with generally accepted accounting principles in the United States and their judgments as to the quality, not just the acceptability, of our accounting principles. The Audit and Ethics Committee’s responsibility is to monitor and oversee these processes.

In keeping with that responsibility, the Audit and Ethics Committee has reviewed and discussed with management and with our independent registered public accounting firm our audited and interim consolidated financial statements, including Management’s Discussion and Analysis of Financial Condition and Results of Operations, that have been included in our reports on Form 10-K and Form 10-Q. The Audit and Ethics Committee and the independent registered public accounting firm regularly discuss the results of their audit of our consolidated financial statements, their examination of our internal controls over financial reporting and their opinion of the appropriateness of our accounting principles. In addition, the Audit and Ethics Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380) as adopted by the Public Company Accounting Oversight Board (PCAOB), other standards of the PCAOB, rules of the Securities and Exchange Commission and other applicable regulations.

The Audit and Ethics Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit and Ethics Committee concerning independence, and has discussed with the independent registered public accounting firm their independence. The Audit and Ethics Committee has also considered whether the provision of non-audit services by the independent registered public accounting firm is consistent with maintaining auditor independence.

Based on the Audit and Ethics Committee’s discussions with management and the independent registered public accounting firm and the Audit and Ethics Committee’s review of the representations of management and the report of the independent registered public accounting firm, the Audit and Ethics Committee recommended to our Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended June 30, 2012 for filing with the Securities and Exchange Commission. The Audit and Ethics Committee and the Board also have recommended, subject to stockholder ratification, the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2013.

This report is respectfully submitted by the Audit and Ethics Committee of the Board:

Robert J. Bahash (Chair)

Edward W. Rabin, Jr.

William J. Vareschi, Jr.

PROPOSAL 3—RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We propose that the stockholders ratify the appointment of Ernst & Young as our independent registered public accounting firm for fiscal year 2013 by the Audit and Ethics Committee of our Board. We expect that representatives of Ernst & Young will be present at the Annual Meeting and that they will be available to respond to appropriate questions submitted by stockholders at the meeting. Ernst & Young will have the opportunity to make a statement if they desire to do so.

Ernst & Young served as our independent registered public accounting firm for fiscal years 2011 and 2012 and billed us for services rendered in fiscal years 2011 and 2012 as follows:

Audit Fees.    The aggregate fees billed by Ernst & Young for professional services rendered for the audit of our annual financial statements for fiscal years 2011 and 2012, including the review of the financial statements included in our Quarterly Reports on Form 10-Q, required audit of internal controls over financial reporting and statutory audits required of the financial statements of certain of our international subsidiaries, were $1,144,500 and $1,154,840, respectively.

Audit-Related Fees.    The aggregate fees for audit-related services for the same periods were $164,100 and $155,800, respectively. These audit related services generally included fees for the annual audit of our employee benefit plans, agreed-upon procedures relating to wide area progressive systems and accounting consultations.

Tax Fees.    The aggregate fees for tax services for the same periods were $182,405 and $415,760, respectively. These tax services include fees for domestic and foreign tax advice and planning and tax return preparation or review.

All Other Fees.    We did not retain Ernst & Young for any other services during fiscal year 2011 and the aggregate fees for other services for fiscal year 2012 were $137,000.

Pre-Approval Policies and Procedures.    Our Audit and Ethics Committee has adopted a policy for pre-approving all audit and permitted non-audit services rendered to us by our auditors. All audit services must be approved by the full committee. Under the policy, any permitted non-audit services must be pre-approved by either the full committee or by a designated member of the Audit and Ethics Committee and our internal audit director. If a designated member and our internal audit director approve any non-audit services, the full Committee will be informed of such services at its next regularly scheduled meeting. Our independent registered public accounting firm will verify to our Audit and Ethics Committee annually that they have not performed and will not perform any prohibited non-audit services.

Percentage of Services Approved under Regulation S-X 2-01(c)(7)(i)(C).    None.

Vote Required for Ratification

Ratification by the stockholders of the appointment of an independent registered public accounting firm is not required, but our Board believes that it is desirable to submit this matter to the stockholders. If holders of a majority of our common stock present in person or by proxy do not ratify the selection of Ernst & Young at the meeting, the selection of the independent registered public accounting firm will be reconsidered by the Audit and Ethics Committee. An abstention has the same effect as a vote AGAINST this proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 4—ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Securities Exchange Act of 1934, we are asking stockholders to approve the following advisory resolution at the 2012 Annual Meeting of Stockholders:

RESOLVED, that the compensation of our named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.

Our Board recommends a vote FOR this resolution because it believes that the compensation program described in this Proxy Statement is effective in achieving our goals of rewarding sustained financial and operating performance and leadership excellence, aligning our executive officers’ long-term interests with those of our stockholders and motivating our executive officers to remain with our company for long and productive careers. The value of the named executive officer compensation actually realized over the past two years reflects amounts of cash and equity consistent with periods of economic stress and lower earnings, and equity incentives aligning with our actions to stabilize our company and to position it for a continued recovery.

We urge stockholders to read the Compensation Discussion and Analysis beginning on page 24 of this Proxy Statement, as well as the Summary Compensation Table and related compensation tables and narrative, beginning on page 46, which provide detailed information on our compensation policies and practices and the compensation of our named executive officers.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on our Board. Although non-binding, the Board highly values the opinion of our stockholders. Accordingly, our Board will review and consider the voting results when evaluating our executive compensation program. It is our present intention to present these “say-on-pay” advisory proposals for our stockholders’ consideration each year.

OUR BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION.

OTHER MATTERS

Stockholder Proposals

As of the date of this Proxy Statement the Board has not received notice of any stockholder proposals and does not intend to propose any other matters for stockholder action. However, if any other matters are properly brought before the meeting, it is intended that the persons voting the accompanying proxy will vote the shares represented by the proxy in accordance with their best judgment. See “When are Stockholder Proposals due for the 2013 Annual Meeting” on page 5 of this Proxy Statement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who beneficially own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These persons are required by regulation to furnish us with copies of all Section 16(a) reports that they file. Based on our review of copies of these reports that we have received and representations from reporting persons, we believe that during fiscal year 2012 our officers and directors complied with all of their Section 16(a) filing requirements. Based on our review of copies of the filed reports, we did not have any ten percent beneficial owners during fiscal year 2012.

It is important that you return the accompanying proxy card promptly. Therefore, whether or not you plan to attend the meeting in person, you are requested to mark, date, sign and return your proxy in the enclosed postpaid envelope. You may revoke the proxy at any time before it is exercised. If you attend the meeting in person, you may withdraw the proxy and vote your own shares.

By Order of the Board,

Kathleen J. McJohn

Senior Vice President, General Counsel

and Secretary

Waukegan, Illinois	October 12, 2012

Annex A

WMS Industries Inc.

Amended and Restated Incentive Plan

(2012 Restatement)

WMS INDUSTRIES INC.

INCENTIVE PLAN

(2012 RESTATEMENT)

1. Establishment and Effective Date.    Effective December 9, 2004, WMS Industries Inc., a Delaware corporation (the “Company”) established the WMS Industries Inc. Incentive Plan (the “Plan”). The Plan was subsequently amended and restated with the approval of the Company’s stockholders effective December 14, 2006 and again effective December 10, 2009. The Plan is hereby further amended and restated, subject to the approval of the Company’s stockholders, on December 6, 2012, to be effective at the time set forth in Section 12(p) (“2012 Restatement”).

2. Purpose.    The purpose of this Plan is to aid the Company in attracting, retaining, motivating and rewarding employees, non-employee directors and key consultants to the Company or its subsidiaries, to provide for equitable and competitive compensation opportunities, to recognize individual contributions and reward achievement of Company goals, and promote the creation of long-term value for stockholders by closely aligning the interests of Participants with those of stockholders. The Plan authorizes equity-based and cash-based incentives for Participants.

3. Definitions.    In addition to the terms defined above and elsewhere in the Plan, the following capitalized terms used in the Plan have the respective meanings set forth in this Section:

(a) “Annual Incentive Award” means a type of Performance Award granted to a Participant under Section 8(c) representing a conditional right to receive cash, Stock or other Awards or payments, as determined by the Committee, based on performance in a performance period of one fiscal year or a portion thereof.

(b) “Award” means any Option, SAR, Restricted Stock, Deferred Stock Unit, Stock granted as a bonus, Performance Award, Other Stock-Based Award or Annual Incentive Award, together with any related right or interest, granted to a Participant under the Plan.

(c) “Beneficiary” means the legal representatives of the Participant’s estate entitled by will or the laws of descent and distribution to receive the benefits under a Participant’s Award upon a Participant’s death, provided that, if and to the extent authorized by the Committee, a Participant may be permitted to designate a Beneficiary, in which case the “Beneficiary” instead will be the person, persons, trust or trusts (if any are then surviving) which have been designated by the Participant in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under the Participant’s Award upon such Participant’s death.

(d) “Board” means the Company’s Board of Directors.

(e) “Change in Control” and related terms have the meanings specified in Section 10.

(f) “Code” means the Internal Revenue Code of 1986, as amended, and proposed and final Treasury Department regulations issued thereunder.

(g) “Committee” means the Compensation Committee of the Board, the composition and governance of which complies with Section 303A.05 of the Listed Company Manual of the New York Stock Exchange (as applicable), and/or other corporate governance documents of the Company. No action of the Committee shall be void or deemed to be without authority due to the failure of any member, at the time the action was taken, to meet any qualification standard set forth in this Plan. The full Board may perform any function of the Committee hereunder, in which case the term “Committee” shall refer to the Board.

(h) “Covered Employee” means an Eligible Person who is a “covered employee” under the provisions of Code Section 162(m) and pursuant to the guidance provided in IRS Notice 2007-49.

(i) “Deferred Stock Unit” means a deferred stock unit granted to a Participant under Section 7(e).

(j) “Effective Date” means the effective date specified in Section 12(p).

(k) “Eligible Person” has the meaning specified in Section 6(a).

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act or rule (including a proposed rule) thereunder shall include any successor provisions and rules.

(m) “Fair Market Value” means:

(i) The closing sale price per share of Stock on the principal stock exchange or market on which Stock is traded on the date as of which such value is being determined or, if there is no sale on the principal stock exchange or market that day, then on the last previous day on which a sale on the principal stock exchange or market was reported; or

(ii) Such other method of determining fair market value as shall be permissible under the Code, or the rules and regulations thereunder, and adopted by the Committee.

(n) “Option” means a right, granted to a Participant under Section 7(b), to purchase Stock at a specified price during specified time periods and that does not qualify as an incentive stock option within the meaning of Code Section 422(b).

(o) “Other Stock-Based Awards” means Awards granted to a Participant under Section 7(h).

(p) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(q) “Performance Award” means a conditional right, granted to a Participant under Sections 7(g) and 8, to receive cash, Stock or other Awards or payments, as determined by the Committee, based upon performance criteria specified by the Committee.

(r) “Preexisting Plans” means the Company’s 2002 Stock Option Plan, 2000 Stock Options Plan, 2000 Non-Qualified Stock Option Plan, and 1998 Non-Qualified Stock Option Plan.

(s) “Qualified Member” means a member of the Committee who is a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3) and an “outside director” within the meaning of Treasury Regulation 1.162-27 under Code Section 162(m).

(t) “Related Corporation” means any corporation or other entity in which the Company holds, directly or indirectly, a controlling interest. For purposes of the preceding sentence, the term “controlling interest” shall have the same meaning as provided in Treas. Reg. §1.414(c)-2(b)(2)(i), using “at least 50 percent” instead of “at least 80 percent” each place it appears in such regulation.

(u) “Restricted Stock” means Stock granted to a Participant under Section 7(d) which is subject to certain restrictions and to a risk of forfeiture.

(v) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(w) “Short Term Deferral Period” means, with respect to an amount (including Stock) payable pursuant to an Award, the period ending on the later of (1) the 15th day of the third month following the Participant’s first taxable year in which the amount is no longer subject to a substantial risk of forfeiture, or (2) the 15th day of the third month following the Company’s first taxable year in which the amount is no longer subject to a substantial risk of forfeiture; provided, however, that such period (measured from the last day of the period) shall be within one calendar year and shall not exceed 2 1/2 months. A Participant shall have no discretion over the payment date and shall have no right to interest as a result of payment on a date other than the first day of the Short-Term Deferral Period.

(x) “Stock” means the Company’s Common Stock, and any other equity securities of the Company that may be substituted or resubstituted for Stock pursuant to Section 12(c).

(y) “Stock Appreciation Rights” or “SAR” means a right granted to a Participant under Section 7(c).

(z) “Termination of Service” means (1) with respect to an Award granted to an employee, the termination of the employment relationship between the employee and the Company and all Related Corporations; (2) with respect to an Award granted to a consultant, the termination of the consulting or advisory arrangement between the consultant and the Company and all Related Corporations; and (3) with respect to an Award granted to a non-employee director, the cessation of the provision of services as a director of the Company and all Related Corporations. A Termination of Service shall not be deemed to have resulted by reason of a bona fide leave of absence approved by the Company. Notwithstanding the foregoing: (A) if the Participant’s status changes from employee, consultant or non-employee director to any other status eligible to receive an Award under the Plan, no Termination of Service shall occur for purposes of the Plan until the Participant’s new status with the Company and all Related Corporations terminates; (B) with respect to a Deferred Stock Unit that is subject to Code §409A, “Termination of Service” shall mean separation from service as defined in Treas. Reg. §1.409A-1(h); and (C) if a Participant’s relationship is with a Related Corporation and not the Company, the Participant shall incur a Termination of Service when such corporation ceases to be a Related Corporation, except as otherwise determined by the Committee, or as otherwise necessary to comply with Code §409A (to the extent applicable).

4. Administration.

(a) Authority of the Committee.    The Plan shall be administered by the Committee, which shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants; to grant Awards; to determine the type and number of Awards, the dates on which Awards may be exercised and on which the risk of forfeiture or deferral period relating to Awards shall lapse or terminate, the acceleration of any such dates, the expiration date of any Award, whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, and other terms and conditions of, and all other matters relating to Awards; to prescribe documents evidencing or setting terms of Awards (such Award documents need not be identical for each Participant), amendments thereto, and rules and regulations for the administration of the Plan and amendments thereto; to construe and interpret the Plan and Award documents and correct defects, supply omissions or reconcile inconsistencies therein; and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan; provided, however, that the Committee shall submit any equity awards granted to members of the Executive Committee of the Company or any of its subsidiaries to the Board for ratification. Decisions of the Committee with respect to the administration and interpretation of the Plan shall be final, conclusive, and binding upon all persons interested in the Plan, including Participants, Beneficiaries, transferees under Section 12(b) and other persons claiming rights from or through a Participant, and stockholders. The foregoing notwithstanding, the Board shall perform the functions of the Committee for purposes of granting Awards under the Plan to non-employee directors (authority with respect to other aspects of non-employee director awards is not exclusive to the Board, however); provided however, any employee director shall abstain from voting on any grant made to non-employee directors.

(b) Manner of Exercise of Committee Authority.    At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award intended by the Committee to qualify as “performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder or intended to be covered by an exemption under Rule 16b-3 under the Exchange Act may be taken by a subcommittee, designated by the Committee or the Board, composed solely of two or more Qualified Members or may be taken by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action, provided that, upon such abstention or recusal, the Committee remains composed of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. To the fullest extent authorized under Section 157(c) and other applicable provisions of the Delaware General Corporation Law, the Committee may delegate to officers or managers of the Company or any subsidiary, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify.

(c) Limitation of Liability.    The Committee and each member thereof, and any person acting pursuant to authority delegated by the Committee, shall be entitled, in good faith, to rely or act upon any report or other information furnished by any executive officer, other officer or employee of the Company or a subsidiary, the Company’s independent auditors, consultants, legal counsel or any other agents assisting in the administration of the Plan. Members of the Committee, any person acting pursuant to authority delegated by the Committee, and any officer or employee of the Company or a subsidiary acting at the direction or on behalf of the Committee or a delegee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

5. Stock Subject to Plan.

(a) Overall Number of Shares Available for Delivery.    Subject to adjustment as provided in Section 12(c), the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be the sum of (i) 5,700,000 new shares approved on December 6, 2012, (ii) 3,800,000 new shares approved on December 10, 2009, (iii) 3,750,000 new shares approved on December 14, 2006, (iv) 3,479,559 new shares approved with first adoption of the Plan on December 9, 2004, (v) the number of shares remaining under the Preexisting Plans which are not the subject of outstanding Awards as of the Effective Date, and (vi) the number of shares subject to outstanding Awards under any Preexisting Plan as of the Effective Date which become available in accordance with Section 5(b) after the Effective Date.

Awards that may be granted to non-employee directors are subject to aggregate limitations under Section 6(c). Any shares of Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares. Subject to the adjustment provisions of Section 12(c), the Company shall not amend this Plan to increase the number of shares available for issuance under the Plan without such amendment being subject to receipt of stockholder approval.

(b) Share Counting Rules.    The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

With regard to any shares granted pursuant to full-value Awards after stockholder approval of the 2012 Restatement, each such share shall reduce the shares available by 1.8 shares. The term “full-value Awards” means Awards other than Options, SARs, or Awards for which the Participant pays the intrinsic value directly or by forgoing a right to receive a cash payment from the Company.

Shares that are potentially deliverable under an Award under the Plan or an award under any Preexisting Plan that are canceled, expired, forfeited, settled in cash or otherwise terminated without a delivery of such shares to the Participant will not be counted as delivered under the Plan or such Preexisting Plan and shall be available for Awards under this Plan. Shares that have been issued in connection with an Award under this Plan (e.g., Restricted Stock) or Preexisting Plan award that is canceled, forfeited, or settled in cash such that those shares are returned to the Company shall be available for Awards under this Plan. Notwithstanding the preceding sentence, after stockholder approval of the 2012 Restatement, each share made available for Awards under this provision in connection with the cancellation, forfeiture or cash settlement of full-value Awards shall increase the shares available for grant by 1.8shares. However, shares withheld in payment of the exercise price or taxes relating to an Award or Preexisting Plan award and shares equal to the number surrendered in payment of any exercise price or taxes relating to an Award or Preexisting Plan award shall be deemed to constitute shares delivered to the Participant and shall not be available for reissue as Awards under this Plan.

Because shares will count against the number reserved in Section 5(a) upon delivery, and subject to the share counting rules under this Section 5(b), the Committee may determine that Awards may be outstanding that relate to a greater number of shares than the aggregate remaining available under the Plan, so long as Awards will not result in delivery and vesting of shares in excess of the number then available under the Plan.

6. Eligibility and Certain Award Limitations.

(a) Eligibility.    Awards may be granted under the Plan only to Eligible Persons. For purposes of the Plan, an “Eligible Person” means an employee of the Company or any subsidiary, a non-employee director or key consultant to the Company, or a subsidiary, and any person who has been offered employment by the Company or a subsidiary, provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such person has commenced employment with the Company or a subsidiary.

(b) Per-Person Award Limitations.    In each calendar year during any part of which the Plan is in effect, an Eligible Person may be granted Awards intended to qualify as “performance-based compensation” under Code Section 162(m) under each of Section 7(b), 7(c), 7(d), 7(e), 7(f), 7(g) or 7(h) relating to up to his or her Annual Limit (such Annual Limit to apply separately to the type of Award authorized under each specified subsection). Subject to Section 5(a), a Participant’s Annual Limit, in any year during any part of which the Participant is then eligible under the Plan, shall equal 750,000 shares plus the amount of the Participant’s unused Annual Limit relating to the same type of Award as of the close of the previous year, subject to adjustment as provided in Section 12(c) (“Annual Limit”). In the case of an Award which is not valued in a way in which the limitation set forth in the preceding sentence would operate as an effective limitation satisfying Treasury Regulation 1.162-27(e)(4) (including a Performance Award under Section 8 not related to an Award specified in Section 7), an Eligible Person may not be granted Awards authorizing the earning during any calendar year of an amount that exceeds the Participant’s Annual Limit, which for this purpose shall equal $3,000,000 plus the amount of the Participant’s unused cash Annual Limit as of the close of the previous year (this limitation is separate and not affected by the number of Awards granted during such calendar year subject to the limitation in the preceding sentence). For this purpose, (i) “earning” means satisfying performance conditions so that an amount becomes payable, without regard to whether it is to be paid currently or on a deferred basis or continues to be subject to any service requirement or other non-performance condition, and (ii) a Participant’s Annual Limit is used to the extent an amount or number of shares may be potentially earned or paid under an Award, regardless of whether such amount or shares are in fact earned or paid.

(c) Limits on Non-Employee Director Awards.    Non-employee directors may be granted any type of Award under the Plan, but the aggregate number of shares that may be delivered in connection with Awards granted to non-employee directors shall be forty percent (40%) of the total reserved under the Plan, and in each calendar year during any part of which the Plan is in effect, a non-employee director may be granted Awards relating to no more than 750,000 shares, subject to adjustment as provided in Section 12(c).

(d) Recoupment Policy.    Notwithstanding any provision of the Plan to the contrary, an Eligible Person’s right to receive or retain an Award, to retain any amount received pursuant to an Award (in cash or Stock) and, in the case of Stock received pursuant to an Award, to retain any profit or gain realized by the Eligible Person in connection with such an Award, shall be subject to any recoupment or clawback policy adopted by the Company.

7. Specific Terms of Awards.

(a) General.    Awards may be granted on the terms and conditions set forth in this Section 7. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to

Section 12(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of Termination of Service by the Participant, terms in the event of a Change in Control and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion with respect to any term or condition of an Award that is not mandatory under the Plan. The Committee shall require the payment of lawful consideration for an Award to the extent necessary to satisfy the requirements of the Delaware General Corporation Law, and may otherwise require payment of consideration for an Award except as limited by the Plan.

(b) Options.    The Committee is authorized to grant Options to Participants on the following terms and conditions:

(i) Exercise Price.    The exercise price per share of Stock purchasable under an Option shall be determined by the Committee, provided that such exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such Option.

(ii) Option Term; Time and Method of Exercise.    The Committee shall determine the term of each Option, provided that in no event shall the term of any Option or SAR issued in tandem therewith exceed seven years. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid and the form of such payment (subject to Section 12(k)), including, without limitation, cash, Stock (including through withholding of Stock deliverable upon exercise, if such withholding will not result in the recognition of additional accounting expense to the Company), other Awards or awards granted under other plans of the Company or any subsidiary, or other property (including through “cashless exercise” arrangements, to the extent permitted by applicable law), and the methods by or forms in which Stock will be delivered or deemed to be delivered in satisfaction of Options to Participants.

(c) Stock Appreciation Rights.    The Committee is authorized to grant SARs to Participants on the following terms and conditions:

(i) Right to Payment.    A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, in the case of a “Limited SAR,” the Fair Market Value determined by reference to the Change in Control Price, as defined under Section 10(d) hereof) over (B) the grant price of the SAR as determined by the Committee, which grant price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such SAR.

(ii) Other Terms.    The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be free-standing or in tandem or combination with an Option, and the maximum term of a SAR, which in no event shall exceed a period of seven years from the date of grant. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee may be granted on such terms, not inconsistent with this Section 7(c), as the Committee may determine.

(d) Restricted Stock.    The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i) Grant and Restrictions.    Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise and under such other circumstances as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award document relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee).

(ii) Forfeiture.    Except as otherwise determined by the Committee, upon Termination of Service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

(iii) Certificates for Stock.    Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(e) Deferred Stock Units.    The Committee is authorized to grant Deferred Stock Units to Participants. A Deferred Stock Unit entitles the Participant to receive, with respect to each Deferred Stock Unit that vests in accordance with paragraph (i), one share of Stock, or cash equal to Fair Market Value of a share of Stock on the date of vesting, or a combination thereof as determined by the Committee and set forth in the Award agreement. Any fractional Deferred Stock Unit shall be paid in cash.

(i) Vesting.

(1) Deferred Stock Units other than Performance-Based Deferred Stock Units.    With respect to Deferred Stock Units that are not Performance-Based Deferred Stock Units, the Committee shall determine when such units shall vest and any conditions (such as continued employment or performance measures) that must be met in order for such units to vest at the end of the applicable restriction period. The Committee may at any time accelerate the time at which Deferred Stock Units (other than Performance-Based Deferred Stock Units) shall vest.

(2) Performance-Based Deferred Stock Units.    Performance-Based Deferred Stock Units shall vest at the end of the applicable performance period, if and to the extent the performance goals (established in accordance with Section 8) have been achieved for such period. The Committee shall certify the extent to which the performance goals are achieved and shall have the discretion to decrease (but not increase) the extent to which Performance-Based Deferred Stock Units vest on account of such achievement. Performance-Based Deferred Stock Units shall also vest (A) as provided in Section 10, or (B) if and to the extent determined by the Committee in the case of the Participant’s death or disability.

(ii) Payment.    Except as otherwise provided in the Award Agreement, upon the vesting of a Deferred Stock Unit in accordance with subsection (i) or Section 10, payment, in Stock or cash (as applicable), shall be made in the Short-Term Deferral Period; provided, however, that a Change in Control (as defined in Section 10) shall not accelerate the payment date of a Deferred Stock Unit that is subject to Code Section 409A unless such Change in Control is also a “change in control event” as defined in regulations under Code Section 409A.

(iii) Forfeitures.    Except as otherwise determined by the Committee, upon Termination of Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award document evidencing the Deferred Stock Unit), all Deferred Stock Units that are at that time subject to such forfeiture conditions shall be forfeited.

(f) Bonus Stock.    The Committee is authorized to grant Stock as a bonus subject to such terms as shall be determined by the Committee; provided, however, that such bonus shall either be limited to (i) a de minimus amount of not more than five percent (5%) of the shares subject to the Plan or to (ii) Awards made in lieu of cash bonuses under the Company’s or a subsidiary’s bonus plan on no more than a dollar-for-dollar basis.

(g) Performance Awards.    Performance Awards, denominated in cash or in Stock or other Awards, may be granted by the Committee in accordance with Section 8.

(h) Other Stock-Based Awards.    The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock or factors that may influence the value of Stock, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or other business units. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 7(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, notes, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 7(h).

8. Performance Awards, Including Annual Incentive Awards.

(a) Performance Awards Generally.    The Committee is authorized to grant any of the awards described in Sections 7(d), (e), (f), (g) and (h) as Performance Awards, the terms and conditions of which are described in this Section 8. Performance Awards may be denominated as a cash amount, number of shares of Stock, or specified number of other Awards (or a combination) which may be earned upon achievement or satisfaction of performance conditions specified by the Committee. In addition, the Committee may specify that any other Award shall constitute a Performance Award by conditioning the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections 8(b) and 8(c) in the case of a Performance Award intended to qualify as “performance-based compensation” under Code Section 162(m).

(b) Performance Awards Granted to Covered Employees.    If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should constitute “qualified performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of a preestablished performance goal and other terms set forth in this Section 8(b).

(i) Performance Goal Generally.    The performance goal for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). The performance goal shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(ii) Business Criteria.    One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or affiliates or other business units of the Company, shall be used by the Committee in establishing performance goals for such Performance Awards: (1) revenues; (2) earnings from operations, earnings before or after taxes, earnings before or after interest, depreciation, amortization, incentives, service fees or extraordinary or special items; (3) net income or net income per common share (basic or diluted); (4) return on assets, return on net assets, return on investment, return on capital, or return on equity; (5) cash flow, free cash flow, cash flow return on investment, or net cash provided by operations; (6) economic value created or added; (7) operating margin or profit margin; (8) stock price, dividends or total stockholder return; and (9) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or value added, product development or introduction, geographic business expansion goals, cost targets, debt reduction, customer satisfaction, employee satisfaction, information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures. The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies.

(iii) Performance Period; Timing for Establishing Performance Goals.    Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to one year or more than one year, as specified by the Committee. A performance goal shall be established not later than the earlier of (A) 90 days after the beginning of any performance period applicable to such Performance Award or (B) the time 25% of such performance period has elapsed.

(iv) Performance Award Pool.    The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii). The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

(v) Settlement of Performance Awards; Other Terms.    Settlement of such Performance Awards shall be in cash, Stock, or other property, in the discretion of the Committee. The Committee may, in its discretion, increase or reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 8(b). Any settlement which changes the form of payment from that originally specified shall be implemented in a manner such that the Performance Award and other related Awards do not, solely for that reason, fail to qualify as “performance-based compensation” for purposes of Code Section 162(m). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of Termination of Service by the Participant or other event (including a Change in Control) prior to the end of a performance period or settlement of such Performance Awards; provided; however, that notwithstanding any provision of the Plan to the contrary, no Performance Award granted to a Covered Employee that is intended to constitute “qualified performance-based compensation” for purposes of Code Section 162(m) may be paid in the event of Termination of Service prior to the end of the applicable performance period unless the performance goals have been satisfied, except in the case of death, disability or a Change in Control.

(vi) Dividend and Dividend Equivalents.    Dividends and dividend equivalents payable with respect to Performance Awards of Restricted Stock and Deferred Stock Units shall not be treated as “performance-based” compensation for purposes of Code Section 162(m) unless such dividends and dividend equivalents separately satisfy requirements similar to those set forth in subsections (i) through (v) above for Performance Awards.

(c) Annual Incentive Awards Granted to Designated Covered Employees.    The Committee may grant an Annual Incentive Award to an Eligible Person who is designated by the Committee as likely to be a Covered Employee. Such Annual Incentive Award will be intended to qualify as “performance-based compensation” for purposes of Code Section 162(m), and therefore its grant, exercise and/or settlement shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(c).

(i) Grant of Annual Incentive Awards.    Not later than the earlier of 90 days after the beginning of any performance period applicable to such Annual Incentive Award or the time 25% of such performance period has elapsed, the Committee shall determine the Covered Employees who will potentially receive Annual Incentive Awards, and the amount(s) potentially payable thereunder, for that performance period. The amount(s) potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) in the given performance period, as specified by the Committee. The Committee may designate an annual incentive award pool as the means by which Annual Incentive Awards will be measured, which pool shall conform to the provisions of Section 8(b)(iv). In such case, the portion of the Annual Incentive Award pool potentially payable to each Covered Employee shall be preestablished by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 6.

(ii) Payout of Annual Incentive Awards.    After the end of each performance period, the Committee shall determine the amount, if any, of the Annual Incentive Award for that performance period payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no final Award whatsoever, but may not exercise discretion to increase any such amount. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of Termination of Service by the Participant or other event (including a Change in Control) prior to the end of a performance period or settlement of such Annual Incentive Award; provided, however, that no Annual Incentive Award granted to a Covered Employee that is intended to constitute “qualified performance-based compensation” for purposes of Code Section 162(m) may be paid in the event of Termination of Service prior to the end of the applicable performance period unless the performance goals have been satisfied, except in the case of death, disability or a Change in Control.

(d) Written Determinations.    Determinations by the Committee as to the establishment of performance goals, the amount potentially payable in respect of Performance Awards and Annual Incentive Awards, the level of actual achievement of the specified performance goals relating to Performance Awards and Annual Incentive Awards, and the amount of any final Performance Award and Annual Incentive Award shall be recorded in writing in the case of Performance Awards intended to qualify under Section 162(m). Specifically, the Committee shall certify in writing, in a manner conforming to applicable regulations under Section 162(m), prior to settlement of each such Award granted to a Covered Employee, that the performance objective relating to the Performance Award and other material terms of the Award upon which settlement of the Award was conditioned have been satisfied.

9. Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem, and Substitute Awards.    Options and SARs granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to or in tandem with the other, and any Award granted under the Plan may, in the discretion of the Committee, be granted in substitution or exchange for any other Award or any award granted under another plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary, provided that such substitution or exchange does not cause the recipient to become subject to excise taxes under Code Section 409A. Options and SARs granted in addition to or in tandem with the other may be granted either as of the same time as or a different time from the grant of such other Award, except to the extent that grants at different times would cause the recipient of the Option or SAR to become subject to excise taxes under Code Section 409A.

(b) Term of Awards.    The term of each Award shall be for such period as may be determined by the Committee, subject to the express limitations set forth in Section 7(b)(ii).

(c) Form and Timing of Payment under Awards; Deferrals.    Subject to the terms of the Plan (including Section 12(k)) and any applicable Award document, payments to be made by the Company or a subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, or other property. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (subject to Section 12(k)), provided such acceleration does not cause the recipient to become subject to excise taxes under Code Section 409A.

(d) Exemptions from Section 16(b) Liability.    With respect to a Participant who is then subject to the reporting requirements of Section 16(a) of the Exchange Act in respect of the Company, the Committee shall implement transactions under the Plan and administer the Plan in a manner that will ensure that each transaction with respect to such a Participant is exempt from liability under Rule 16b-3 or otherwise not subject to liability under Section 16(b), except that this provision shall not limit sales by such a Participant, and such a Participant may engage in other non-exempt transactions under the Plan. The Committee may authorize the Company to repurchase any Award or shares of Stock deliverable or delivered in connection with any Award (subject to Section 12(k)) in order to avoid a Participant who is subject to Section 16 of the Exchange Act incurring liability under Section 16(b). Unless otherwise specified by the Participant, equity securities or derivative securities acquired under the Plan which are disposed of by a Participant shall be deemed to be disposed of in the order acquired by the Participant.

(e) Limitation on Vesting of Certain Awards.    If the granting or vesting of full-value Awards (as defined in Section 5(b)) is subject to performance conditions, the minimum vesting period of such Awards shall be no less than one year. If neither the granting nor vesting of full-value Awards is subject to performance conditions, such Awards shall have a minimum vesting period of no less than three years; provided, however, that such Awards may vest on an accelerated basis in the event of a Participant’s death, disability, Termination of Service after age 65 (or such other age as determined by the Committee), or in the event of a Change in Control or other special circumstances; provided however, the vesting of no more than 10% of the shares of Stock authorized under the Plan may be accelerated for other special circumstances. For purposes of this Section 9(e), (i) a performance period that precedes the grant of the Award will be treated as part of the vesting period if the participant has been notified promptly after the commencement of the performance period that he or she has the opportunity to earn the Award based on performance and continued service, and (ii) vesting over a one-year period or three-year period will include periodic vesting (i.e., monthly step vesting in the case of a one-year award, or annual step vesting over a two or three year award) over such period if the rate of such vesting is proportional (or less rapid) to the number of months or years that have lapsed, as applicable, in such period. The foregoing notwithstanding, up to 10% of the shares of Stock authorized under the Plan may be granted as full-value Awards without the minimum vesting requirements set forth in this Section 9(e).

(f) Deferred Compensation Awards.    Notwithstanding anything to the contrary contained herein, any Award which is subject to Code Section 409A shall, at a minimum, comply with all of the requirements set forth in Code Section 409A as are necessary to allow the deferral of federal income tax on the deferred compensation resulting from the Award and to avoid the constructive receipt of such deferred compensation.

10. Change in Control.

(a) Effect of “Change in Control” on Non-Performance Based Awards.    In the event of a “Change in Control,” the following provisions shall apply to non-performance based Awards, including Awards as to which performance conditions previously have been satisfied or are deemed satisfied under Section 10(b), unless otherwise determined by the Committee at the time of the Change in Control or as otherwise provided in a current employment agreement between the Company and the Participant:

(i) All deferral of settlement, forfeiture conditions and other restrictions applicable to Awards granted under the Plan shall lapse and such Awards shall be fully payable as of the time of the Change in Control without regard to deferral and vesting conditions, except to the extent of any waiver by the Participant or other express election to defer beyond the Change in Control and subject to applicable restrictions set forth in Section 12(a);

(ii) Any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control and shall remain exercisable and vested for the balance of the stated term of such Award without regard to any Termination of Service by the Participant other than a termination for “cause” (as defined in any employment or severance agreement between the Company or its subsidiary and the Participant then in effect or, if none, as defined by the Committee and in effect at the time of the Change in Control), subject only to applicable restrictions set forth in Section 12(a); and

(iii) The Committee may, in its discretion, determine to extend to any Participant who holds an Option the right to elect, during the 60-day period immediately following the Change in Control, in lieu of acquiring the shares of Stock covered by such Option, to receive in cash the excess of the Change in Control Price over the exercise price of such Option, multiplied by the number of shares of Stock covered by such Option, and to extend to any Participant who holds other types of Awards denominated in shares the right to elect, during the 60-day period immediately following the Change in Control, in lieu of receiving the shares of Stock covered by such Award, to receive in cash the Change in Control Price multiplied by the number of shares of Stock covered by such Award.

(b) Effect of “Change in Control” on Performance-Based Awards.    In the event of a “Change in Control,” with respect to an outstanding Award subject to achievement of performance goals and conditions, such performance goals and conditions shall be deemed to be met or exceeded if and to the extent so provided by the Committee in the Award document governing such Award or other agreement with the Participant.

(c) Definition of “Change in Control.”     A “Change in Control” shall be deemed to have occurred if, after the Effective Date, there shall have occurred any of the following:

(i) a complete dissolution or liquidation of the Company, or similar occurrence;

(ii) the consummation of a merger, consolidation, acquisition, separation, reorganization, or similar occurrence, where the Company is not the surviving entity;

(iii) a transfer of substantially all of the assets of the Company or more than 80% of the outstanding Common Stock in a single transaction; or

(iv) the individuals who constitute the Board as of the Effective Date, or who have been recommended for election to the Board by two-thirds of the Board consisting of individuals who are either on the Board as of the Effective Date or such successors, cease for any reason to constitute at least a majority of such Board.

Notwithstanding the foregoing, with respect to any deferred compensation Award which is subject to Code Section 409A and with respect to which Section 409A(a)(2)(A)(v) is applicable, a “Change in Control” shall not have been deemed to have occurred unless the requirements of Section 409A(a)(2)(A)(v) have been satisfied.

(d) Definition of “Change in Control Price.”     The “Change in Control Price” means an amount in cash equal to the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any transaction triggering the Change in Control or any liquidation of shares following a sale of substantially all assets of the Company.

11. Additional Award Forfeiture Provisions.

(a) Forfeiture of Options and Other Awards and Gains Realized Upon Prior Option Exercises or Award Settlements.    Unless otherwise determined by the Committee, each Award granted hereunder shall be subject to the following additional forfeiture conditions, to which the Participant, by accepting an Award hereunder, agrees.

If any of the events specified in Section 11(b)(i), (ii), or (iii) occurs (a “Forfeiture Event”), all of the following forfeitures will result, with such forfeitures becoming effective at the later of the occurrence of the Forfeiture Event or the Participant’s Termination of Service:

(i) The unexercised portion of the Option, whether or not vested, and any other Award not then settled (except for an Award that has not been settled solely due to an elective deferral by the Participant and otherwise is not forfeitable in the event of any termination of service of the Participant) will be immediately forfeited and canceled upon the occurrence of the Forfeiture Event; and

(ii) The Participant will be obligated to repay to the Company, in cash, within five business days after demand is made therefor by the Company, the total amount of Award Gain (as defined herein) realized by the Participant upon each exercise of an Option or settlement of an Award (regardless of any elective deferral) that occurred on or after (A) the date that is six months prior to the occurrence of the Forfeiture Event, if the Forfeiture Event occurred while the Participant was employed by the Company or a subsidiary, or (B) the date that is six months prior to the date the Participant’s employment by the Company or a subsidiary terminated, if the Forfeiture Event occurred after the Participant ceased to be so employed. For purposes of this Section, the term “Award Gain” shall mean (i) in respect of a given Option exercise, the product of (X) the Fair Market Value per share of Stock at the date of such exercise (without regard to any subsequent change in the market price of shares) minus the exercise price times (Y) the number of shares as to which the Option was exercised at that date, and (ii) in respect of any other settlement of an Award granted to the Participant, the Fair Market Value of the cash or Stock paid or payable to Participant (regardless of any elective deferral) less any cash or the Fair Market Value of any Stock or property (other than an Award or award which would have itself then been forfeitable hereunder and excluding any payment of tax withholding) paid by the Participant to the Company as a condition of or in connection with such settlement.

(b) Events Triggering Forfeiture.    The forfeitures specified in Section 11(a) will be triggered upon the occurrence of any one of the following Forfeiture Events at any time during the Participant’s employment by the Company or a subsidiary or during the one-year period following termination of such employment:

(i) The Participant, acting alone or with others, directly or indirectly, prior to a Change in Control, (A) engages, either as employee, employer, consultant, advisor, or director, or as an owner, investor, partner, or stockholder unless the Participant’s interest is insubstantial, in any business in an area or region in which the Company conducts business at the date the event occurs, which is directly in competition with a business then conducted by the Company or a subsidiary; (B) induces any customer, supplier, licensee or licensor of the Company or a subsidiary, or other company with which the Company or a subsidiary has a business relationship, to curtail, cancel, not renew, or not continue his or her or its business with the Company or any subsidiary; or (C) induces, or attempts to influence, any employee of or service provider (including, but not limited to, licensees and licensors) to the Company or a subsidiary to terminate such employment or service. The Committee shall, in its discretion, determine which lines of business the Company conducts on any particular date and which third parties may reasonably be deemed to be in competition with the Company. For purposes of this Section 11(b)(i), a Participant’s interest as a stockholder is insubstantial if it represents beneficial ownership of less than five percent of the outstanding class of stock, and a Participant’s interest as an owner, investor, or partner is insubstantial if it represents ownership, as determined by the Committee in its discretion, of less than five percent of the outstanding equity of the entity;

(ii) The Participant discloses, uses, sells, or otherwise transfers, except in the course of employment with or other service to the Company or any subsidiary, any confidential or proprietary information of the Company or any subsidiary, including but not limited to information regarding the Company’s current and potential customers, organization, employees, finances, and methods of operations and investments, so long as such information has not otherwise been disclosed to the public or is not otherwise in the public domain, except as required by law or pursuant to legal process, or the Participant makes statements or representations, or otherwise communicates, directly or indirectly, in writing, orally, or otherwise, or takes any other action which may, directly or indirectly, disparage or be damaging to the Company or any of its subsidiaries or their respective officers, directors, employees, advisors, businesses or reputations, except as required by law or pursuant to legal process; or

(iii) The Participant fails to cooperate with the Company or any subsidiary or by making himself or herself available to testify on behalf of the Company or such subsidiary in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, or otherwise fails to assist the Company or any subsidiary in any such action, suit, or proceeding by providing information and meeting and consulting with members of management of, other representatives of, or counsel to, the Company or such subsidiary, as reasonably requested.

(c) Agreement Does Not Prohibit Competition or Other Participant Activities.    Although the conditions set forth in this Section 11 shall be deemed to be incorporated into an Award, a Participant is not thereby prohibited from engaging in any activity, including but not limited to competition with the Company and its subsidiaries. Rather, the non-occurrence of the Forfeiture Events set forth in Section 11(b) is a condition to the Participant’s right to realize and retain value from his or her compensatory Options and Awards, and the consequence under the Plan if the Participant engages in an activity giving rise to any such Forfeiture Event are the forfeitures specified herein. The Company and the Participant shall not be precluded by this provision or otherwise from entering into other agreements concerning the subject matter of Section 11(a) and 11(b).

(d) Committee Discretion.    The Committee may, in its discretion, waive in whole or in part the Company’s right to forfeiture under this Section, but no such waiver shall be effective unless evidenced by a writing signed by a duly authorized officer of the Company. In addition, the Committee may impose additional conditions on Awards, by inclusion of appropriate provisions in the document evidencing or governing any such Award.

12. General Provisions.

(a) Compliance with Legal and Other Requirements.    The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b) Limits on Transferability; Beneficiaries.    No Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a subsidiary thereof), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights may be transferred to one or more transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee, subject to any terms and conditions which the Committee may impose thereon (including limitations the Committee may deem appropriate in order that offers and sales under the Plan will meet applicable requirements of registration forms under the Securities Act of 1933 specified by the Securities and Exchange Commission). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award document applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c) Adjustments.    In the event of any large, special and non-recurring dividend or other distribution (whether in the form of cash or property other than Stock), recapitalization, forward or reverse split, Stock dividend, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock, the Committee shall adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 6(b) and Section 6(c), (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award or, if deemed appropriate, the Committee may make provision for a payment of cash or property to the holder of an outstanding Option (subject to Section 12(k)). In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals and any hypothetical funding pool relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any subsidiary or other business unit, or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that the existence of such authority (i) would cause Options, SARs, or Performance Awards granted under Section 8 to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder, or (ii) would cause the Committee to be deemed to have authority to change the targets, within the meaning of Treasury Regulation 1.162-27(e)(4)(vi), under the performance goals relating to Options or SARs granted to Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

(d) Tax Provisions.

(i) Withholding.    The Company and any subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s withholding obligations, either on a mandatory or elective basis in the discretion of the Committee. Other provisions of the Plan notwithstanding, only the minimum amount of Stock deliverable in connection with an Award necessary to satisfy statutory withholding requirements will be withheld, except a greater amount of Stock may be withheld if such withholding would not result in the recognition of additional accounting expense to the Company.

(ii) Required Consent to and Notification of Code Section 83(b) Election.    No election under Code Section 83(b) (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provision of the laws of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award document or by action of the Committee in writing prior to the making of such election, which election right shall not be unreasonably withheld if the Participant requests to make such an election in writing to the Committee. In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

(e) Changes to the Plan.    The Board may amend, suspend or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of stockholders or Participants; provided, however, that any amendment to the Plan shall be submitted to the Company’s stockholders for approval not later than the earliest annual meeting for which the record date is after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other amendments to the Plan to stockholders for approval and provided further, that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any outstanding Award. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARS in exchange for cash, other awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without stockholder approval.

(f) Right of Setoff.    The Company or any subsidiary may, to the extent permitted by applicable law, deduct from and set off against any amounts the Company or its subsidiary may owe to the Participant from time to time, including amounts payable in connection with any Award, owed as wages, fringe benefits, or other compensation owed to the Participant, any such amounts as may be owed by the Participant to the Company, including but not limited to amounts owed under Section 11(a), although the Participant shall remain liable for any part of the Participant’s payment obligation not satisfied through such deduction and setoff. By accepting any Award granted hereunder, the Participant agrees to any deduction or setoff under this Section 12(f).

(g) Unfunded Status of Awards; Creation of Trusts.    The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

(h) Nonexclusivity of the Plan.    Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements, apart from the Plan, as it may deem desirable, including incentive arrangements and awards which do not qualify under Code Section 162(m), and such other arrangements may be either applicable generally or only in specific cases.

(i) Payments in the Event of Forfeitures; Fractional Shares.    Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j) Compliance with Code Section 162(m).    It is the intent of the Company that Options and SARs granted to Covered Employees and other Awards designated as Awards to Covered Employees subject to Section 8 shall constitute qualified “performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder, unless otherwise determined by the Committee at the time of allocation of an Award. Accordingly, the terms of Sections 8(b), (c), and (d), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee as likely to be a Covered Employee with respect to a specified fiscal year. If any provision of the Plan or any Award document relating to a Performance Award that is designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the applicable performance objectives.

(k) Certain Limitations Relating to Accounting Treatment of Awards.    At any time that the Company is accounting for stock-denominated Awards under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Stock Compensation (“Topic 718”), the Company intends that, with respect to such Awards, the compensation measurement date for accounting purposes shall occur at the date of grant or such other date that applies to Awards that are treated as equity awards under Topic 718, unless the Committee specifically determines otherwise. Therefore, other provisions of the Plan notwithstanding, in order to preserve this fundamental objective of the Plan, if any authority granted to the Committee hereunder or any provision of the Plan or an Award agreement would result, under Topic 718, in “liability” accounting, if the Committee was not specifically aware of such accounting consequence at the time such Award was granted or provision otherwise became effective, such authority shall be limited and such provision shall be automatically modified and reformed to the extent necessary to preserve the accounting treatment of the award intended by the Committee. This provision shall cease to be effective if and at such time as the Company no longer accounts for equity compensation under Topic 718.

(l) Governing Law.    The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any Award document shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable provisions of federal law.

(m) Awards to Participants Outside the United States.    The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. An Award may be modified under this Section 12(m) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) for the Participant whose Award is modified.

(n) Limitation on Rights Conferred under Plan.    Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a subsidiary, (ii) interfering in any way with the right of the Company or a subsidiary to terminate any Eligible Person’s or Participant’s employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award or an Option is duly exercised. Except as expressly provided in the Plan and an Award document, neither the Plan nor any Award document shall confer on any person other than the Company and the Participant any rights or remedies thereunder.

(o) Severability; Entire Agreement.    If any of the provisions of this Plan or any Award document is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability, and the remaining provisions shall not be affected thereby; provided, that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award documents contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements (unless an employment agreement entered into between the Company and the Participant specifically provides contradictory terms, in which case the terms of the employment agreement shall govern), promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

(p) Plan Effective Date and Termination.    The 2012 Restatement shall become effective if, and at such time as, the stockholders of the Company have approved it by the affirmative votes of the holders of a majority of the voting securities of the Company present in person or by proxy and entitled to vote on the subject matter at a duly held meeting of stockholders at which a quorum is present provided at least a majority of the Company’s outstanding shares entitled to vote on the Plan have voted. Notwithstanding the foregoing, any outstanding awards (as of the Effective Date) granted pursuant to any Preexisting Plan continue to be governed by the terms of such Preexisting Plans. Unless earlier terminated by action of the Board of Directors, the Plan will remain in effect until such time as no Stock remains available for delivery under the Plan and the Company has no further rights or obligations under the Plan with respect to outstanding Awards under the Plan.

Annex B

WMS INDUSTRIES INC.

Proxy for Annual Meeting of Stockholders on December 6, 2012

This proxy is solicited on behalf of the Board of Directors

THE UNDERSIGNED hereby appoints each of BRIAN R. GAMACHE, ORRIN J. EDIDIN, SCOTT D. SCHWEINFURTH and KATHLEEN J. MCJOHN as proxies, each with full power of substitution and power to act alone, to represent and vote as designated on the reverse side, all the shares of common stock of WMS Industries Inc. held of record by the undersigned on October 10, 2012, at the at the Annual Meeting of Stockholders to be held at the WMS Industries Inc. Technology Campus at 2718 W. Roscoe Street, Chicago, Illinois 60618 on December 6, 2012 and at any adjournments or postponement thereof.

(Continued and to be signed on the reverse side)

B-1

ANNUAL MEETING OF STOCKHOLDERS OF

WMS INDUSTRIES INC.

December 6, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

Our 2012 Annual Report, Annual Report on Form 10-K for fiscal year 2012,

Notice of Annual Meeting, Proxy Statement and Proxy Card

are available at http://ir.wms.com

Please sign, date and mail your proxy card in the

envelope provided as soon as possible.

$	Please detach along perforated line and mail in the envelope provided.	$

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF DIRECTORS, AND “FOR” PROPOSALS 2, 3, AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. The election as director of the nominees listed below (except as marked to the contrary below).			2. The approval of the adoption of the WMS Industries Inc. Incentive Plan (2012 Restatement)	FOR ☐	AGAINST ☐	ABSTAIN ☐
NOMINEES:
☐ FOR ALL NOMINEES	O Robert J. Bahash O Brian R. Gamache O Patricia M. Nazemetz O Matthew H. Paull O Edward W. Rabin, Jr. O Ira S. Sheinfeld O Bobby L. Siller O William J. Vareschi, Jr. O Keith R. Wyche		3. The ratification of Ernst & Young as the independent registered public accounting firm for fiscal year 2013.	FOR ☐	AGAINST ☐	ABSTAIN ☐

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES			4. The approval of the compensation of the named executive officers	FOR ☐	AGAINST ☐	ABSTAIN ☐

☐ FOR ALL EXCEPT (See instructions below)

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposals 2, 3 and 4.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●
The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting, a Proxy Statement, the 2012 Annual Report and the Annual Report on Form 10-K for fiscal year 2012.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give your full title as such. If signatory is a corporation or company, please sign the full corporate name by a duly authorized officer. If signatory is a partnership, please sign in partnership name by an authorized person.